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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-01424
AIM Equity Funds (Invesco Equity Funds)
(Exact name of registrant as specified in charter)
11 Greenway Plaza, Suite 2500 Houston, Texas 77046
(Address of principal executive offices) (Zip code)
Philip A. Taylor 11 Greenway Plaza, Suite 2500 Houston, Texas 77046
(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 626-1919
Date of fiscal year end: 10/31
Date of reporting period: 10/31/11

Item 1. Reports to Stockholders.

Annual Report to Shareholders	October 31, 2011

Invesco Capital Development Fund
Nasdaq:
A: ACDAX ▪ B: ACDBX ▪ C: ACDCX ▪ R: ACDRX ▪ Y: ACDYX ▪ Investor: ACDIX
Institutional: ACDVX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
14	Notes to Financial Statements
20	Financial Highlights
21	Auditor's Report
22	Fund Expenses
23	Approval of Investment Advisory and Sub-Advisory Agreements
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I encourage you to read this report to learn more about your Fund’s short- and long-term performance and its holdings as of the close of the reporting period. This report also includes useful information about your Fund’s management team and a discussion of how your Fund was managed during the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012 – just as we did in 2011. After all, changes in market sentiment never do investors the courtesy of announcing their impending arrival, and your goals and needs may have changed, requiring changes in your financial strategy.
     That’s why the start of a new year is always a good time to catch up with your financial adviser.
He or she can explain how your investments performed in the year just ended – how each performed individually, and more important, how they performed as a diversified portfolio. Of course, it’s important to remember that an investment’s long-term performance is more important than its short-term performance. Looking ahead to the new year and evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation at the start of the new year, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw in 2011 – and are likely to see again in 2012.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our fund managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
As we’ve seen over the last several years, market conditions can change – often suddenly and dramatically. That’s one reason financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our fund managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser will be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Capital Development Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the world’s economies are gradually recovering from the financial crisis, it has not been a smooth path. Unrest in the Middle East, persistently weak job and housing markets in the U.S. and continued government balance sheet repair in Europe are contributing to a slow, labored march toward global recovery.
     In this environment, investors face risks that could make it more difficult to achieve their long-term financial goals – a secure retirement, home ownership, a child’s college education. Although the markets are complex and dynamic, there are ways to simplify the process and potentially increase your odds of achieving your goals. The best approach is to create a solid financial plan that helps you save and invest in ways that anticipate your needs over the long term.
     Your financial adviser can help you define your financial plan, develop an appropriate investment strategy and put you in a better position to achieve your financial goals over the long term. This can take some of the guesswork out of the process and help you make thoughtful investments. Your financial adviser also can help you better understand your tolerance for risk, so that your investment approach lets you sleep at night while getting you closer to your goals. Lastly, your financial adviser can develop an asset allocation strategy that seeks to balance your investment approach, providing some protection against a decline in the markets while allowing you to participate in rising markets. Invesco calls this type of approach “intentional investing.” It means thinking carefully, planning thoughtfully and acting deliberately.
     While no investment can guarantee favorable returns, your Board remains committed to managing costs and enhancing the performance of Invesco’s funds as part of our Investor First orientation. We continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Thanks to the approval of our fund shareholders, Invesco has made great progress in realigning our U.S. mutual fund product line following our acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. When completed, the realignment will reduce overlap in the product lineup, enhance efficiency across our product line and build a solid foundation for further growth to meet client and shareholder needs. I would like to thank those of you who voted your proxy, and I hope our shareholders haven’t been too inconvenienced by the process.
     As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of your Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3 Invesco Capital Development Fund

Management’s Discussion of Fund Performance

Performance summary
On March 22, 2011, James Leach joined the Fund’s management team as portfolio manager. On the same date, Paul Rasplicka left the Fund’s management team. More information about Mr. Leach appears later in this report.
     For the 12 months ended October 31, 2011, Invesco Capital Development Fund, at net asset value (NAV), produced positive returns but underperformed the Fund’s style-specific benchmark, the Russell Midcap Growth Index. Underperformance was driven primarily by stock selection in several sectors.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/10 to 10/31/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.64%

Class B Shares	2.83

Class C Shares	2.84

Class R Shares	3.39

Class Y Shares	3.89

Investor Class Shares	3.64

Institutional Class Shares	4.13

S&P 500 Index▼(Broad Market Index)	8.07

Russell Midcap Growth Index▼(Style-Specific Index)	10.08

Lipper Mid-Cap Growth Funds Index▼(Peer Group Index)	6.78

Source(s): ▼Lipper Inc.

How we invest
We believe a growth investment strategy is an essential component of a diversified portfolio.
     Our investment process emphasizes rigorous bottom-up analysis of individual companies. We seek to invest in companies with strong or improving fundamentals, attractive valuations relative to growth prospects and earnings expectations that appear fair to conservative.
     To narrow our investment universe, we utilize a holistic approach that emphasizes fundamental research and, to a lesser extent, includes quantitative analysis. At the end of this distillation process, we have a set of stocks to analyze in greater depth.
     Our fundamental analysis focuses on identifying companies with strong drivers of growth. To accomplish this goal, we conduct rigorous bottom-up analysis in order to develop higher conviction in each company’s prospects for growth. Through our analysis, we develop a mosaic of each company through detailed discussions with company management teams, competitors, distributors, suppliers, Wall Street analysts and customers. We also utilize a variety of valuation techniques based on the company in question, the industry in which the company operates, the stage of the business cycle, and other factors that best reflect a company’s value.
     Risk management plays an important role in portfolio construction, as our target portfolio attempts to maximize the relationship between risk and return. We seek to accomplish this goal by investing in companies with attractive fundamental prospects for growth, and we divide the portfolio between stable growth stocks and catalyst-driven stocks.
     We consider selling a stock for any of the following reasons:
■	The price target set at purchase has been reached.

■	There is deterioration in fundamentals.

■	The catalysts for growth are no longer present or are reflected in the stock price.

■	There is a more attractive investment opportunity.

Market conditions and your Fund
The fiscal year began with equity markets fueled on the second round of “quantitative easing” by the U.S. Federal Reserve and on an upward trend through the first quarter of 2011. However, with the spring came increased volatility and significant macroeconomic distortions due to civil unrest in Egypt and Libya, flooding in Australia and a devastating earthquake and tsunami in Japan. Corporate earnings remained strong with largely positive surprises, but were often overshadowed by investor concerns about continuing high unemployment and soft housing data.
     Although markets stabilized and were generally positive through the summer, major equity indexes sold off precipitously in August as the U.S. government struggled to raise the nation’s debt ceiling. Despite an eventual agreement between the White House and Congress, credit rating agency Standard & Poor’s announced the first-ever downgrade to long-term U.S. government debt. Uncertainty created by the U.S. credit downgrade, weak consumer confidence and an intensifying debt crisis in the eurozone weighed on investors through the end of the reporting period and reignited fears of a global recession.

Portfolio Composition
By sector

Consumer Discretionary	26.2%

Information Technology	16.6

Health Care	15.3

Industrials	14.3

Energy	9.2

Materials	6.2

Consumer Staples	4.2

Telecommunication Services	3.0

Financials	2.5

Money Market Funds
Plus Other Assets Less Liabilities	2.5

Top 10 Equity Holdings*

1.	Abercrombie & Fitch Co.-Class A	2.7%

2.	Cameron International Corp.	2.3

3.	Kansas City Southern	2.2

4.	Airgas, Inc.	2.2

5.	Aetna, Inc.	2.1

6.	Amphenol Corp.-Class A	2.1

7.	DaVita, Inc.	2.0

8.	Discovery Communications, Inc. -Class A	2.0

9.	Gardner Denver Inc.	1.9

10.	Gentex Corp.	1.8

Top Five Industries

1.	Specialty Stores	5.2%

2.	Oil & Gas Equipment & Services	4.7

3.	Health Care Services	3.9

4.	Managed Health Care	3.5

5.	Oil & Gas Exploration & Development	3.5

Total Net Assets	$637.7 million

Total Number of Holdings*	71
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4 Invesco Capital Development Fund

     In this environment, the Fund produced positive absolute returns but under-performed the Russell Midcap Growth Index during the fiscal year. The Fund under-performed by the widest margin in the health care, industrials, consumer staples and consumer discretionary sectors. Some of this underperformance was offset by outperformance in other sectors, including financials, energy and information technology.
     The Fund underperformed most significantly in the health care sector, primarily driven by stock selection. In this sector, key detractors from performance included injectable generic drug maker Hospira. Hospira’s stock price was hurt after the company announced some necessary spending on plant remediation and said that research and development expenditures will reduce 2012 earnings. We sold our holdings in Hospira as a result. Biotechnology drug maker United Therapeutics and dialysis company DaVita also detracted from relative performance.
     Another area of weakness for the Fund was the industrials sector, where stock selection and an overweight position in the underperforming sector detracted from performance. Underperforming holdings included construction equipment manufacturer Terex and commercial truck and engine maker Navistar International. Both companies were affected by uncertainty about the prospects for global economic growth. Another industrials holding, construction and engineering services firm Foster Wheeler, did not win an expected contract and was disproportionately affected as energy prices declined later in the reporting period. We sold our holdings in Terex and Foster Wheeler before the close of the reporting period.
     Underperformance in the consumer discretionary sector was driven by stock selection. In this sector, the leading detractor was hotel operator Starwood Hotels. Starwood Hotels’ stock price declined as its revenues tend to be correlated to economic growth and because sentiment turned negative during the reporting period. We sold our position in Netflix during the reporting period as the company struggled with negative customer reaction to a proposed price increase, difficult negotiations with content providers and a failed restructuring plan. Office supply company Staples also detracted from performance; we sold the stock before the close of the fiscal year. The Fund also underperformed in the consumer staples sector due primarily to underweight exposure to that relatively strong sector.
     Some of this underperformance was offset by outperformance in other sectors. The Fund outperformed the Russell Midcap Growth Index by the widest margin in the financials sector, due to stock selection and an underweight position. One holding that made a positive contribution to performance was commercial real estate brokerage firm CB Richard Ellis; investors reacted positively to news of increasing property sales and leasing in the U.S. and abroad. Discover Financial Services and Moody’s were also contributors to Fund performance, with Moody’s benefitting from the significant tailwind of new debt issuance during the reporting period. We sold our positions in CB Richard Ellis and Moody’s during the reporting period.
     The Fund’s outperformance in the energy sector was largely due to stock selection. During the reporting period, BHP Billiton (not a Fund holding) announced plans to acquire Fund holding Petrohawk Energy at a significant premium. As a result, we sold our holdings in Petrohawk and it became one of the top contributors to Fund performance in the energy sector. Oil and gas exploration and production firms Concho Resources and oil and gas equipment services firm Weatherford International were also contributors to Fund performance during the reporting period. We sold our holdings in Concho Resources before the close of the reporting period.
     As we’ve discussed, the stock market experienced significant volatility during the fiscal year. We would like to caution investors against making investment decisions based on short-term performance.
     We thank you for your commitment to Invesco Capital Development Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
James Leach
Chartered Financial Analyst, portfolio manager, is manager of Invesco Capital Development Fund. Mr. Leach began his investment career in 1993 and joined Invesco in 2011. He leads Invesco’s U.S. Mid-Cap Growth Equity team. Mr. Leach earned a B.S. in mechanical engineering from the University of California and an M.B.A. from the Stern School of Business at New York University.

5 Invesco Capital Development Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Fund data from 6/17/96, index data from 6/30/96

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not.
Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6 Invesco Capital Development Fund

Average Annual Total Returns
As of 10/31/11, including maximum applicable sales charges

Class A Shares

Inception (6/17/96)		6.61%

10	Years	4.60

5	Years	-1.61

1	Year	-2.07

Class B Shares

Inception (10/1/96)		5.91%

10	Years	4.61

5	Years	-1.54

1	Year	-2.17

Class C Shares

Inception (8/4/97)		4.55%

10	Years	4.44

5	Years	-1.23

1	Year	1.84

Class R Shares

10	Years	4.96%

5	Years	-0.74

1	Year	3.39

Class Y Shares

10	Years	5.27%

5	Years	-0.34

1	Year	3.89

Investor Class Shares

10	Years	5.20%

5	Years	-0.49

1	Year	3.64

Institutional Class Shares

Inception (3/15/02)		4.19%

5	Years	-0.01

1	Year	4.13
Class R shares incepted on June 3, 2002. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Investor Class shares incepted on November 30, 2004. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns
As of 9/30/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (6/17/96)		5.75%

10	Years	3.47

5	Years	-3.44

1	Year	-10.64

Class B Shares

Inception (10/1/96)		5.04%

10	Years	3.48

5	Years	-3.38

1	Year	-10.74

Class C Shares

Inception (8/4/97)		3.64%

10	Years	3.32

5	Years	-3.08

1	Year	-7.07

Class R Shares

10	Years	3.84%

5	Years	-2.58

1	Year	-5.55

Class Y Shares

10	Years	4.15%

5	Years	-2.19

1	Year	-5.13

Investor Class Shares

10	Years	4.07%

5	Years	-2.34

1	Year	-5.42

Institutional Class Shares

Inception (3/15/02)		2.83%

5	Years	-1.87

1	Year	-4.94
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares was 1.31%, 2.06%, 2.06%, 1.56%, 1.06%, 1.31% and 0.84%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7 Invesco Capital Development Fund

Invesco Capital Development Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of October 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased or acquired by exchange from share classes other than Class B shares. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return and increased tax liability.

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.

■	Initial public offering (IPO) risk. Although the Fund’s return during the reporting period was positively impacted by its investments in initial public offerings (IPOs), there can be no assurance that the Fund will have favorable IPO investment opportunities in the future.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

■	Small- and mid-capitalization risk. Stocks of small and mid-sized companies tend to be more vulnerable to adverse developments in the above factors and may have little or no operating history or track record of success, and limited product lines, markets, management and financial resources. The securities of small and mid-sized companies may be more volatile due to less market interest and less publicly available information about the issuer. They also may be illiquid or restricted as to resale, or may trade less frequently and in smaller volumes, all of which may cause difficulty when establishing or closing a position at a desirable price.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Russell Midcap® Growth Index is an unmanaged index considered representative of mid-cap growth stocks. The Russell Midcap Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Mid-Cap Growth Funds Index is an unmanaged index considered representative of mid-cap growth funds tracked by Lipper.
■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	ACDAX
Class B Shares	ACDBX
Class C Shares	ACDCX
Class R Shares	ACDRX
Class Y Shares	ACDYX
Investor Class Shares	ACDIX
Institutional Class Shares	ACDVX

8 Invesco Capital Development Fund

Schedule of Investments(a)

October 31, 2011

	Shares	Value

Common Stocks & Other Equity Interests–97.48%
Air Freight & Logistics–1.47%
C.H. Robinson Worldwide, Inc.	134,945	$9,369,231

Apparel Retail–2.65%
Abercrombie & Fitch Co.–Class A	227,202	16,903,829

Apparel, Accessories & Luxury Goods–1.68%
Coach, Inc.	164,861	10,727,505

Application Software–1.41%
Citrix Systems, Inc.(b)	123,130	8,967,558

Asset Management & Custody Banks–0.96%
Affiliated Managers Group, Inc.(b)	66,090	6,120,595

Auto Parts & Equipment–3.46%
BorgWarner, Inc.(b)	136,060	10,407,229

Gentex Corp.	388,221	11,693,217

		22,100,446

Automobile Manufacturers–0.76%
Tesla Motors, Inc.(b)(c)	164,862	4,841,997

Biotechnology–2.26%
BioMarin Pharmaceutical Inc.(b)	228,210	7,784,243

United Therapeutics Corp.(b)	152,266	6,658,592

		14,442,835

Broadcasting–2.00%
Discovery Communications, Inc.–Class A(b)	293,081	12,737,300

Communications Equipment–1.67%
F5 Networks, Inc.(b)	58,241	6,054,152

Juniper Networks, Inc.(b)	21,965	537,484

Sycamore Networks, Inc.	211,491	4,064,857

		10,656,493

Construction & Engineering–0.45%
MasTec Inc.(b)	132,567	2,866,099

Construction & Farm Machinery & Heavy Trucks–2.62%
AGCO Corp.(b)	196,620	8,617,855

Navistar International Corp.(b)	192,363	8,092,711

		16,710,566

Consumer Finance–1.50%
Discover Financial Services	406,287	9,572,122

Electrical Components & Equipment–1.46%
Cooper Industries PLC (Ireland)	177,679	9,321,040

Electronic Components–2.10%
Amphenol Corp.–Class A	281,598	13,373,089

Fertilizers & Agricultural Chemicals–1.61%
Intrepid Potash, Inc.(b)	368,582	10,257,637

Footwear–2.74%
Crocs, Inc.(b)	330,673	5,842,992

Deckers Outdoor Corp.(b)	101,008	11,640,162

		17,483,154

General Merchandise Stores–1.48%
Dollar Tree, Inc.(b)	117,988	9,434,320

Health Care Equipment–1.31%
CareFusion Corp.(b)	325,996	8,345,498

Health Care Facilities–2.54%
Brookdale Senior Living Inc.(b)	302,059	5,008,138

Universal Health Services, Inc.–Class B	280,336	11,205,030

		16,213,168

Health Care Services–3.92%
DaVita, Inc.(b)	185,516	12,986,120

Express Scripts, Inc.(b)	209,071	9,560,817

HMS Holdings Corp.(b)	99,148	2,423,177

		24,970,114

Health Care Technology–1.46%
Allscripts Healthcare Solutions, Inc.(b)	485,076	9,289,205

Hotels, Resorts & Cruise Lines–1.57%
Starwood Hotels & Resorts Worldwide, Inc.	199,399	9,991,884

Household Products–1.80%
Church & Dwight Co., Inc.	259,574	11,467,979

Human Resource & Employment Services–1.34%
Robert Half International, Inc.	324,192	8,568,395

Industrial Gases–2.17%
Airgas, Inc.	200,698	13,838,127

Industrial Machinery–3.29%
Flowserve Corp.	94,194	8,730,842

Gardner Denver Inc.	158,391	12,248,376

		20,979,218

Internet Retail–1.20%
Shutterfly, Inc.(b)	184,352	7,681,948

Internet Software & Services–1.25%
Equinix, Inc.(b)	83,041	7,972,766

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Capital Development Fund

	Shares	Value

IT Consulting & Other Services–2.35%
Cognizant Technology Solutions Corp.–Class A(b)	121,672	$8,851,638

Gartner, Inc.(b)	159,440	6,141,629

		14,993,267

Life Sciences Tools & Services–0.29%
Illumina, Inc.(b)	60,750	1,860,165

Managed Health Care–3.54%
Aetna Inc.	338,339	13,452,359

Aveta, Inc. (Acquired 12/21/05-02/21/06, Cost $13,947,028)(b)(d)	1,014,837	9,133,533

		22,585,892

Movies & Entertainment–1.38%
Cinemark Holdings, Inc.	426,577	8,817,347

Oil & Gas Drilling–1.06%
Patterson-UTI Energy, Inc.	333,158	6,769,771

Oil & Gas Equipment & Services–4.66%
Cameron International Corp.(b)	299,873	14,735,759

Complete Production Services, Inc.(b)	119,171	3,908,809

Key Energy Services, Inc.(b)	346,942	4,485,960

Weatherford International Ltd.(b)	426,662	6,613,261

		29,743,789

Oil & Gas Exploration & Production–3.51%
Cabot Oil & Gas Corp.	147,771	11,484,762

Whiting Petroleum Corp.(b)	234,519	10,916,860

		22,401,622

Packaged Foods & Meats–2.36%
Green Mountain Coffee Roasters, Inc.(b)	108,953	7,084,124

H.J. Heinz Co.	148,755	7,949,467

		15,033,591

Railroads–2.20%
Kansas City Southern(b)	222,152	14,033,342

Restaurants–1.53%
Panera Bread Co.–Class A(b)	72,960	9,754,022

Semiconductor Equipment–2.96%
KLA-Tencor Corp.	201,186	9,473,849

Lam Research Corp.(b)	218,515	9,393,960

		18,867,809

Semiconductors–2.72%
Avago Technologies Ltd. (Singapore)	240,650	8,126,750

Linear Technology Corp.	285,809	9,234,489

		17,361,239

Specialized Consumer Services–0.54%
Coinstar, Inc.(b)(c)	71,810	3,428,209

Specialty Chemicals–2.43%
Albemarle Corp.	168,169	8,961,726

LyondellBasell Industries N.V.–Class A (Netherlands)	198,305	6,516,302

		15,478,028

Specialty Stores–5.24%
Dick’s Sporting Goods, Inc.(b)	295,369	11,545,974

PetSmart, Inc.	233,351	10,955,829

Ulta Salon, Cosmetics & Fragrance, Inc.(b)	162,374	10,926,147

		33,427,950

Systems Software–1.02%
Check Point Software Technologies Ltd. (Israel)(b)	113,050	6,515,071

Technology Distributors–1.09%
Avnet, Inc.(b)	228,303	6,919,864

Trucking–1.51%
J.B. Hunt Transport Services, Inc.	227,117	9,609,320

Wireless Telecommunication Services–2.96%
NII Holdings Inc.(b)	309,780	7,289,124

SBA Communications Corp.–Class A(b)	304,736	11,607,394

		18,896,518

Total Common Stocks & Other Equity Interests (Cost $561,736,897)		621,700,934

Money Market Funds–3.11%
Liquid Assets Portfolio–Institutional Class(e)	9,908,928	9,908,928

Premier Portfolio–Institutional Class(e)	9,908,928	9,908,928

Total Money Market Funds (Cost $19,817,856)		19,817,856

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.59% (Cost $581,554,753)		641,518,790

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.98%
Liquid Assets Portfolio–Institutional Class (Cost $6,272,039)(e)(f)	6,272,039	6,272,039

TOTAL INVESTMENTS–101.57% (Cost $587,826,792)		647,790,829

OTHER ASSETS LESS LIABILITIES–(1.57)%		(10,045,295)

NET ASSETS–100.00%		$637,745,534

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Capital Development Fund

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at October 31, 2011.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2011 represented 1.43% of the Fund’s Net Assets.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Capital Development Fund

Statement of Assets and Liabilities

October 31, 2011

Assets:
Investments, at value (Cost $561,736,897)*	$621,700,934

Investments in affiliated money market funds, at value and cost	26,089,895

Total investments, at value (Cost $587,826,792)	647,790,829

Receivable for:
Investments sold	4,701,283

Fund shares sold	305,567

Dividends	33,319

Investment for trustee deferred compensation and retirement plans	64,941

Other assets	26,294

Total assets	652,922,233

Liabilities:
Payable for:
Investments purchased	6,426,253

Fund shares reacquired	1,584,590

Collateral upon return of securities loaned	6,272,039

Accrued fees to affiliates	566,607

Accrued other operating expenses	119,309

Trustee deferred compensation and retirement plans	207,901

Total liabilities	15,176,699

Net assets applicable to shares outstanding	$637,745,534

Net assets consist of:
Shares of beneficial interest	$726,375,591

Undistributed net investment income (loss)	(199,629)

Undistributed net realized gain (loss)	(148,394,465)

Unrealized appreciation	59,964,037

$637,745,534

Net Assets:
Class A	$464,067,085

Class B	$33,335,249

Class C	$52,724,956

Class R	$28,768,567

Class Y	$6,581,450

Investor Class	$9,214,052

Institutional Class	$43,054,175

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Class A	29,653,800

Class B	2,483,927

Class C	3,934,147

Class R	1,884,906

Class Y	417,377

Investor Class	588,361

Institutional Class	2,587,864

Class A:
Net asset value per share	$15.65

Maximum offering price per share (Net asset value of $15.65 divided by 94.50%)	$16.56

Class B:
Net asset value and offering price per share	$13.42

Class C:
Net asset value and offering price per share	$13.40

Class R:
Net asset value and offering price per share	$15.26

Class Y:
Net asset value and offering price per share	$15.77

Investor Class:
Net asset value and offering price per share	$15.66

Institutional Class:
Net asset value and offering price per share	$16.64

*	At October 31, 2011, securities with an aggregate value of $6,004,751 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Capital Development Fund

Statement of Operations

For the year ended October 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $10,822)	$7,234,249

Dividends from affiliated money market funds (includes securities lending income of $48,189)	61,925

Total investment income	7,296,174

Expenses:
Advisory fees	5,354,380

Administrative services fees	240,941

Custodian fees	37,488

Distribution fees:
Class A	1,429,312

Class B	434,217

Class C	609,673

Class R	198,848

Investor Class	26,586

Transfer agent fees — A, B, C, R, Y and Investor	2,030,551

Transfer agent fees — Institutional	53,031

Trustees’ and officers’ fees and benefits	41,463

Other	244,650

Total expenses	10,701,140

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(28,116)

Net expenses	10,673,024

Net investment income (loss)	(3,376,850)

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities (includes net gains from securities sold to affiliates of $5,820,739)	155,325,965

Foreign currencies	152

155,326,117

Change in net unrealized appreciation (depreciation) of:
Investment securities	(116,343,756)

Foreign currencies	(116)

(116,343,872)

Net realized and unrealized gain	38,982,245

Net increase in net assets resulting from operations	$35,605,395

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Capital Development Fund

Statement of Changes in Net Assets

For the years ended October 31, 2011 and 2010

	2011	2010

Operations:
Net investment income (loss)	$(3,376,850)	$(4,772,401)

Net realized gain	155,326,117	140,613,813

Change in net unrealized appreciation (depreciation)	(116,343,872)	35,925,411

Net increase in net assets resulting from operations	35,605,395	171,766,823

Share transactions–net:
Class A	(145,861,107)	(183,872,881)

Class B	(16,993,121)	(19,838,802)

Class C	(10,870,971)	(11,804,760)

Class R	(20,557,049)	(12,282,714)

Class Y	(979,872)	269,939

Investor Class	(1,597,133)	(765,422)

Institutional Class	(24,581,195)	(46,124,103)

Net increase (decrease) in net assets resulting from share transactions	(221,440,448)	(274,418,743)

Net increase (decrease) in net assets	(185,835,053)	(102,651,920)

Net assets:
Beginning of year	823,580,587	926,232,507

End of year (includes undistributed net investment income (loss) of $(199,629) and $(189,704), respectively)	$637,745,534	$823,580,587

Notes to Financial Statements

October 31, 2011

NOTE 1—Significant Accounting Policies

Invesco Capital Development Fund (the “Fund”) is a series portfolio of AIM Equity Funds (Invesco Equity Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

14        Invesco Capital Development Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

15        Invesco Capital Development Fund

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $350 million	0.75%

Over $350 million	0.625%

16        Invesco Capital Development Fund

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least February 28, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 2.00% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on February 28, 2013. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended October 31, 2011, the Adviser waived advisory fees of $20,947.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2011, Invesco Ltd. reimbursed expenses of the Fund in the amount of $3,149.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2011, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2011, IDI advised the Fund that IDI retained $37,462 in front-end sales commissions from the sale of Class A shares and $16, $52,182 and $2,857 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, Invesco Ltd., IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of October 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

17        Invesco Capital Development Fund

  During the year ended October 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$638,657,296	$9,133,533	$—	$647,790,829

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2011, the Fund engaged in securities purchases of $10,963,853 and securities sales of $26,873,813, which resulted in net realized gains of $5,820,739.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2011, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,020.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2011, the Fund paid legal fees of $2,843 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2011 and 2010:

There were no ordinary income or long term capital gain distributions paid during the years ended October 31, 2011 and 2010.

Tax Components of Net Assets at Period-End:

2011

Net unrealized appreciation — investments	$57,826,230

Temporary book/tax differences	(199,629)

Capital loss carryforward	(146,256,658)

Shares of beneficial interest	726,375,591

Total net assets	$637,745,534

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

18        Invesco Capital Development Fund

  The Fund utilized $157,215,074 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2011, which expires as follows:

Capital Loss
Expiration	Carryforward*

October 31, 2017	$146,256,658

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2011 was $985,374,486 and $1,216,012,050, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$89,743,262

Aggregate unrealized (depreciation) of investment securities	(31,917,032)

Net unrealized appreciation of investment securities	$57,826,230

Cost of investments for tax purposes is $589,964,599.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of net operating losses, on October 31, 2011, undistributed net investment income (loss) was increased by $3,366,925, undistributed net realized gain (loss) was decreased by $554 and shares of beneficial interest decreased by $3,366,371. This reclassification had no effect on the net assets of the Fund.

NOTE 11—Share Information

	Summary of Share Activity

	Years ended October 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Class A	2,453,549	$41,052,936	2,961,356	$41,345,095

Class B	92,148	1,314,867	298,915	3,619,133

Class C	535,523	7,647,940	547,087	6,661,457

Class R	921,475	14,680,173	1,104,325	15,108,465

Class Y	148,600	2,419,695	198,608	2,862,998

Investor Class	186,320	3,173,946	165,446	2,346,735

Institutional Class	615,319	10,846,347	988,527	14,526,489

Automatic conversion of Class B shares to Class A shares:
Class A	566,870	9,571,662	887,648	12,482,157

Class B	(658,507)	(9,571,662)	(1,023,716)	(12,482,157)

Reacquired:
Class A	(12,188,350)	(196,485,705)	(17,188,729)	(237,700,133)

Class B	(620,084)	(8,736,326)	(909,497)	(10,975,778)

Class C	(1,305,976)	(18,518,911)	(1,531,657)	(18,466,217)

Class R	(2,171,639)	(35,237,222)	(1,994,256)	(27,391,179)

Class Y	(203,348)	(3,399,567)	(184,761)	(2,593,059)

Investor Class	(287,656)	(4,771,079)	(222,108)	(3,112,157)

Institutional Class	(2,056,352)	(35,427,542)	(4,141,708)	(60,650,592)

Net increase (decrease) in share activity	(13,972,108)	$(221,440,448)	(20,044,520)	$(274,418,743)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 26% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19        Invesco Capital Development Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

									Ratio of		Ratio of
			Net gains						expenses		expenses
			(losses) on						to average		to average net		Ratio of net
	Net asset	Net	securities		Distributions				net assets		assets without		investment
	value,	investment	(both	Total from	from net	Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	realized	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	gains	of period	return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 10/31/11	$15.10	$(0.06)	$0.61	$0.55	$—	$15.65	3.64%	$464,067	1.28	%(d)	1.28	%(d)	(0.35	)%(d)	127%
Year ended 10/31/10	12.44	(0.06)	2.72	2.66	—	15.10	21.38	586,166	1.31		1.31		(0.47)		68
Year ended 10/31/09	10.62	(0.08)	1.90	1.82	—	12.44	17.14	649,013	1.44		1.44		(0.72)		94
Year ended 10/31/08	21.59	(0.10)	(8.85)	(8.95)	(2.02)	10.62	(45.35)	664,270	1.25		1.26		(0.59)		109
Year ended 10/31/07	19.73	(0.13)	3.99	3.86	(2.00)	21.59	21.13	1,511,918	1.20		1.20		(0.62)		99

Class B
Year ended 10/31/11	13.04	(0.16)	0.54	0.38	—	13.42	2.91	33,335	2.03	(d)	2.03	(d)	(1.10	)(d)	127
Year ended 10/31/10	10.83	(0.15)	2.36	2.21	—	13.04	20.41	47,880	2.06		2.06		(1.22)		68
Year ended 10/31/09	9.32	(0.13)	1.64	1.51	—	10.83	16.20	57,452	2.19		2.19		(1.47)		94
Year ended 10/31/08	19.33	(0.20)	(7.79)	(7.99)	(2.02)	9.32	(45.71)	74,231	2.00		2.01		(1.34)		109
Year ended 10/31/07	17.98	(0.25)	3.60	3.35	(2.00)	19.33	20.27	213,235	1.95		1.95		(1.37)		99

Class C
Year ended 10/31/11	13.03	(0.16)	0.53	0.37	—	13.40	2.84	52,725	2.03	(d)	2.03	(d)	(1.10	)(d)	127
Year ended 10/31/10	10.82	(0.15)	2.36	2.21	—	13.03	20.43	61,286	2.06		2.06		(1.22)		68
Year ended 10/31/09	9.30	(0.14)	1.66	1.52	—	10.82	16.34	61,531	2.19		2.19		(1.47)		94
Year ended 10/31/08	19.30	(0.19)	(7.79)	(7.98)	(2.02)	9.30	(45.74)	64,620	2.00		2.01		(1.34)		109
Year ended 10/31/07	17.96	(0.25)	3.59	3.34	(2.00)	19.30	20.23	151,259	1.95		1.95		(1.37)		99

Class R
Year ended 10/31/11	14.76	(0.10)	0.60	0.50	—	15.26	3.39	28,769	1.53	(d)	1.53	(d)	(0.60	)(d)	127
Year ended 10/31/10	12.19	(0.10)	2.67	2.57	—	14.76	21.08	46,272	1.56		1.56		(0.72)		68
Year ended 10/31/09	10.44	(0.10)	1.85	1.75	—	12.19	16.76	49,083	1.69		1.69		(0.97)		94
Year ended 10/31/08	21.30	(0.14)	(8.70)	(8.84)	(2.02)	10.44	(45.46)	48,027	1.50		1.51		(0.84)		109
Year ended 10/31/07	19.53	(0.18)	3.95	3.77	(2.00)	21.30	20.86	79,655	1.45		1.45		(0.87)		99

Class Y
Year ended 10/31/11	15.18	(0.02)	0.61	0.59	—	15.77	3.89	6,581	1.03	(d)	1.03	(d)	(0.10	)(d)	127
Year ended 10/31/10	12.47	(0.03)	2.74	2.71	—	15.18	21.73	7,165	1.06		1.06		(0.22)		68
Year ended 10/31/09	10.63	(0.05)	1.89	1.84	—	12.47	17.31	5,717	1.19		1.19		(0.47)		94
Year ended 10/31/08(e)	12.21	(0.00)	(1.58)	(1.58)	—	10.63	(12.94)	2,595	1.06	(f)	1.07	(f)	(0.40	)(f)	109

Investor Class
Year ended 10/31/11	15.11	(0.06)	0.61	0.55	—	15.66	3.64	9,214	1.28	(d)	1.28	(d)	(0.35	)(d)	127
Year ended 10/31/10	12.45	(0.06)	2.72	2.66	—	15.11	21.37	10,420	1.31		1.31		(0.47)		68
Year ended 10/31/09	10.64	(0.08)	1.89	1.81	—	12.45	17.01	9,292	1.44		1.44		(0.72)		94
Year ended 10/31/08	21.60	(0.10)	(8.84)	(8.94)	(2.02)	10.64	(45.27)	6,261	1.25		1.26		(0.59)		109
Year ended 10/31/07	19.74	(0.13)	3.99	3.86	(2.00)	21.60	21.12	12,237	1.20		1.20		(0.62)		99

Institutional Class
Year ended 10/31/11	15.98	0.01	0.65	0.66	—	16.64	4.13	43,054	0.85	(d)	0.85	(d)	0.08	(d)	127
Year ended 10/31/10	13.11	0.00	2.87	2.87	—	15.98	21.89	64,392	0.84		0.84		0.01		68
Year ended 10/31/09	11.13	(0.02)	2.00	1.98	—	13.11	17.79	94,145	0.88		0.88		(0.16)		94
Year ended 10/31/08	22.42	(0.03)	(9.24)	(9.27)	(2.02)	11.13	(45.07)	87,467	0.80		0.81		(0.14)		109
Year ended 10/31/07	20.33	(0.04)	4.13	4.09	(2.00)	22.42	21.68	133,433	0.75		0.75		(0.17)		99

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $571,725, $43,422, $60,967, $39,770, $7,128, $10,635 and $53,055 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(e)	Commencement date of October 3, 2008.
(f)	Annualized.

NOTE 13—Proposed Reorganization

The Board of Trustees of the Fund unanimously approved an Agreement and Plan of Reorganization (the “Agreement”) pursuant to which the Fund would transfer all of its assets and liabilities to Invesco Van Kampen Mid Cap Growth Fund (the “Acquiring Fund”).
  The Agreement requires approval of the Fund’s shareholders and will be submitted to the shareholders for their consideration at a meeting to be held in or around April 2012. Upon closing of the reorganization, shareholders of the Fund will receive a corresponding class of shares of the Acquiring Fund in exchange for their shares of the Fund and the Fund will liquidate and cease operations.

20        Invesco Capital Development Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Equity Funds (Invesco Equity Funds)
and Shareholders of Invesco Capital Development Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Capital Development Fund (one of the funds constituting AIM Equity Funds (Invesco Equity Funds), hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
December 21, 2011

21        Invesco Capital Development Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2011 through October 31, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/11)	(10/31/11)[1]	Period[2]	(10/31/11)	Period[2]	Ratio
A	$1,000.00	$845.50	$6.08	$1,018.61	$6.65	1.31%

B	1,000.00	842.40	9.56	1,014.83	10.45	2.06

C	1,000.00	842.20	9.56	1,014.83	10.45	2.06

R	1,000.00	844.50	7.25	1,017.34	7.93	1.56

Y	1,000.00	846.90	4.92	1,019.87	5.39	1.06

Investor	1,000.00	845.60	6.09	1,018.60	6.67	1.31

Institutional	1,000.00	847.70	4.10	1,020.77	4.48	0.88

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2011 through October 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

22        Invesco Capital Development Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Equity Funds (Invesco Equity Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Capital Development Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 14-15, 2011, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 80% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2011. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies and limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees also considered information provided in connection with fund acquisitions approved by the Trustees to rationalize the Invesco Funds product range following the acquisition of the retail mutual fund business of Morgan Stanley (the Morgan Stanley Transaction). The Trustees recognized that the advisory fees for the Invesco Funds include advisory fees that are the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees inherited from Morgan Stanley and Van Kampen funds acquired in the Morgan Stanley Transaction. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. One Trustee may have weighed a particular piece of information differently than another Trustee.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 15, 2011, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Board met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s considerations of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and the advisory services are provided in accordance with the terms of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and in accordance with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Mid-Cap Growth Funds Index. The Board noted that performance of Class A shares of the Fund was in the fifth quintile of the performance universe for the one and three year periods and the fourth quintile for the five year period (the first quintile being the

23        Invesco Capital Development Fund

best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one, three and five year periods. In response to an inquiry from the Board, Invesco Advisers indicated that much of the underperformance was concentrated in the second half of 2007 and in 2010, in each case as a result of stock selection. The Board was advised that a new lead manager for the Fund was hired in March 2011. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in the expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after any advisory fee waivers and before any expense limitations/waivers) to the advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s effective fee rate was below the effective fee rates of the other mutual funds.
  The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies similar to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients solely for investment management services. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended. Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fees charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts were often more comparable. The Board concluded that the aggregate services provided to the Invesco Funds were sufficiently different from those provided to institutional clients, and the Board did not place significant weight on these fee comparisons.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 20112 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers provides services to sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board concluded that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts. The Board concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

24        Invesco Capital Development Fund

Trustees and Officers

The address of each trustee and officer is AIM Equity Funds (Invesco Equity Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	141	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	141	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.:

		Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	159	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	141	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	159	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and continues to serve as counsel to the Invesco Van Kampen closed-end funds.

T-1        Invesco Capital Development Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Equity Funds (Invesco Equity Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees—(continued)

Bob R. Baker — 1936 Trustee	2003	Retired	141	None
		Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	141	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	141	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	159	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	141	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	141	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	1988	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	141	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	141	None
		Formerly: Chief Executive Officer, YWCA of the U.S.A.

Larry Soll — 1942 Trustee	2003	Retired	141	None
		Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)

T-2        Invesco Capital Development Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Equity Funds (Invesco Equity Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees—(continued)

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	159	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired	141	Director of Long Cove Club Owners’ Association (home owner’s association)
		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).	N/A	N/A

		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

T-3        Invesco Capital Development Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Equity Funds (Invesco Equity Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers—(continued)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Investor Services Inc., Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).	N/A	N/A

		Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco Capital Development Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01424 and 002-25469.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

CDV-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2011

Invesco Charter Fund
Nasdaq:
A: CHTRX ▪ B: BCHTX ▪ C: CHTCX ▪ R: CHRRX ▪ S: CHRSX ▪ Y: CHTYX
Institutional: CHTVX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
22	Financial Highlights
23	Auditor's Report
24	Fund Expenses
25	Approval of Investment Advisory and Sub-Advisory Agreements
27	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I encourage you to read this report to learn more about your Fund’s short- and long-term performance and its holdings as of the close of the reporting period. This report also includes useful information about your Fund’s management team and a discussion of how your Fund was managed during the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012 – just as we did in 2011. After all, changes in market sentiment never do investors the courtesy of announcing their impending arrival, and your goals and needs may have changed, requiring changes in your financial strategy.
     That’s why the start of a new year is always a good time to catch up with your financial adviser. He or she can explain how your investments performed in the year just ended – how each performed individually, and more important, how they performed as a diversified portfolio. Of course, it’s important to remember that an investment’s long-term performance is more important than its short-term performance. Looking ahead to the new year and evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation at the start of the new year, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw in 2011 – and are likely to see again in 2012.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our fund managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
As we’ve seen over the last several years, market conditions can change – often suddenly and dramatically. That’s one reason financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our fund managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser will be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Charter Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the world’s economies are gradually recovering from the financial crisis, it has not been a smooth path. Unrest in the Middle East, persistently weak job and housing markets in the U.S. and continued government balance sheet repair in Europe are contributing to a slow, labored march toward global recovery.
     In this environment, investors face risks that could make it more difficult to achieve their long-term financial goals – a secure retirement, home ownership, a child’s college education. Although the markets are complex and dynamic, there are ways to simplify the process and potentially increase your odds of achieving your goals. The best approach is to create a solid financial plan that helps you save and invest in ways that anticipate your needs over the long term.
     Your financial adviser can help you define your financial plan, develop an appropriate investment strategy and put you in a better position to achieve your financial goals over the long term. This can take some of the guesswork out of the process and help you make thoughtful investments. Your financial adviser also can help you better understand your tolerance for risk, so that your investment approach lets you sleep at night while getting you closer to your goals. Lastly, your financial adviser can develop an asset allocation strategy that seeks to balance your investment approach, providing some protection against a decline in the markets while allowing you to participate in rising markets. Invesco calls this type of approach “intentional investing.” It means thinking carefully, planning thoughtfully and acting deliberately.
     While no investment can guarantee favorable returns, your Board remains committed to managing costs and enhancing the performance of Invesco’s funds as part of our Investor First orientation. We continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Thanks to the approval of our fund shareholders, Invesco has made great progress in realigning our U.S. mutual fund product line following our acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. When completed, the realignment will reduce overlap in the product lineup, enhance efficiency across our product line and build a solid foundation for further growth to meet client and shareholder needs. I would like to thank those of you who voted your proxy, and I hope our shareholders haven’t been too inconvenienced by the process.
     As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of your Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3 Invesco Charter Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2011, all share classes of Invesco Charter Fund, at net asset value (NAV), lagged the broad market, as measured by the S&P 500 Index, as well as its style-specific benchmark, the Russell 1000 Index.
     The largest detractors from the Fund’s comparative results were holdings in the industrials and consumer discretionary sectors. Strong stock selection in the financials and information technology (IT) sectors positively contributed to results versus the benchmark. Top contributors to the Fund’s absolute return were holdings in the IT, energy and health care sectors, while the largest detractor was the materials sector.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/10 to 10/31/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	7.50%

Class B Shares	6.74

Class C Shares	6.72

Class R Shares	7.26

Class S Shares	7.62

Class Y Shares	7.78

Institutional Class Shares	7.92

S&P 500 Index▼ (Broad Market Index)	8.07

Russell 1000 Index▼ (Style-Specific Index)	8.01

Lipper Large-Cap Core Funds Index▼ (Peer Group Index)	5.83

Source(s): ▼Lipper Inc.

How we invest
We manage your Fund with the objective of achieving long-run realized investor returns exceeding those of passive benchmarks across a full market cycle, which we define as market trough to market trough, or peak-to-peak. As fund managers, we believe investors need a reason to stick with the Fund for long periods of time in order to realize these returns, and believe the best way we can encourage this behavior is by delivering a smoother (less volatile) investor experience – especially in turbulent, down-trending markets. The portfolio we construct is intended to provide attractive participation during positive-trending stock markets, but with a greater emphasis on downside protection during more turbulent, down-trending markets. We position the Fund to act as a “Conservative Cornerstone” – a stable foundational component within a well-diversified portfolio of assets.
     The Fund’s portfolio is composed of what we call “core stocks.” A core stock encompasses elements of growth (revenues, profits, economic value) and value (both absolute and comparative measures). Along this growth-value continuum, we seek to identify and invest in areas of temporary disconnection between market perception and the view our research uncovers.
     To build a portfolio of core stocks, we conduct thorough fundamental research of businesses to gain a deeper understanding of companies’ prospects, growth potential and return on invested capital (ROIC) characteristics. The analytical process we use to identify potential investments comprises three phases: financial, business and valuation.
     Financial analysis provides insights into historical ROIC (a key indicator of business quality) and historical capital allocation (a key indicator of management quality). Business analysis evaluates the competitive landscape and any structural or cyclical business opportunities or threats and allows us to identify key revenue, profit and return drivers of the company. Both financial and business analyses serve as a basis to construct valuation models that help us assess a company’s intrinsic worth. Our valuation analysis employs three primary techniques, including discounted cash flow, traditional valuation multiples and net asset value.
     We consider selling a stock when it exceeds our target price, we have not seen a demonstrable improvement in fundamentals, or a more compelling investment opportunity exists.

Market conditions and your Fund
The fiscal year began with equity markets on an upward trend through the first quarter of 2011. Thereafter, volatility drastically increased due to civil unrest in Egypt and Libya and the devastating earthquake and tsunami in Japan. Corporate earnings were largely positive, but often overshadowed by investor concerns about continuing high unemployment, a lack of consumer spending and soft housing data. At the same time, the sovereign debt crisis intensified in the eurozone region and growth in developed economies decelerated, weighing on investors’ sentiment and prompting fears of a global recession.
     Despite the volatility, most major equity indexes managed positive returns for the fiscal year. The energy sector yielded some of the largest contributors to and detractors from the Fund’s results. The largest contributor to Fund perfor-

Portfolio Composition
 By sector

Information Technology	17.2%

Financials	13.1

Energy	13.0

Health Care	12.2

Industrials	11.7

Consumer Discretionary	5.4

Consumer Staples	5.3

Materials	3.0

Utilities	2.0

Telecommunication Services	1.8

Money Market Funds
Plus Other Assets Less Liabilities	15.3

Top 10 Equity Holdings*

1.	Cisco Systems, Inc.	2.8%

2.	American Express Co.	2.7

3.	Progressive Corp. (The)	2.7

4.	Kroger Co. (The)	2.7

5.	Symantec Corp.	2.6

6.	Microsoft Corp.	2.6

7.	Berkshire Hathaway, Inc.-Class A	2.2

8.	QUALCOMM, Inc.	2.0

9.	Roche Holding AG	2.0

10.	Macy’s, Inc.	2.0

Total Net Assets	$5.1 billion

Total Number of Holdings*	74
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4 Invesco Charter Fund

mance was The Williams Companies, which has oil- and gas-exploration operations and also owns and operates natural gas pipelines. During the fiscal year, the company posted solid operating results despite weak natural gas prices. Additionally, the company announced plans to separate its exploration and production business from its pipeline operations, which sent the share price of the stock higher. We sold this long-held position during the reporting period.
     Another strong contributor to Fund performance was oil services firm Baker Hughes. The company reported revenue growth and margin improvements across all business lines, reflecting robust business conditions, restructuring benefits and the synergies from its April 2010 acquisition of BJ Services. These advancements are in line with our original investment thesis, as we believed there was room for Baker Hughes to improve margins as it restructured its global business model.
     On the other hand, oilfield services firm Weatherford International was the largest detractor from Fund performance. Despite stronger demand and solid quarterly earnings, the company faced a number of headline issues during the fiscal year that negatively affected its stock, including a restatement of its financial results due to improper income tax reporting. These events presented us with an opportunity to invest. Our view is that Weatherford’s valuation reached a point where investors are now being appropriately compensated for the aforementioned issues. Overall, we believe the company has room to improve its margins and that oil equipment and service firms will continue to benefit from increased oilfield capital spending and the increased need for more sophisticated extraction technologies.
     Another detractor from Fund performance during the reporting period was Teva Pharmaceutical Industries, the world’s largest generic drug maker. Teva also operates in the branded drug market; its stock’s weak performance was partly attributable to concerns about the 2013 patent expiration of its largest branded drug, Copaxone, among other issues. Overall, we felt the market overreacted to these issues, and we used the opportunity to increase our investment in the company.
     The Fund held derivative instruments in the form of currency futures contracts in order to hedge our European currency exposure. The net cumulative effect of these derivative contracts was positive for overall Fund performance during the fiscal year. The Fund also engaged in the strategy of purchasing options on the S&P 500 Index. The cumulative effect of these options was slightly negative for overall Fund performance during the fiscal year.
     Over the fiscal year, our cash weighting fluctuated as market choppiness allowed us to buy on weakness and sell into strength. Markets rallied in the first half of the reporting period, providing us an opportunity to take profits; however, as market volatility increased over the summer, we used the opportunity to purchase shares in quality companies leveraged to areas of economic growth globally. During the fiscal year we increased our exposure to the more cyclical energy, materials and industrials sectors while reducing our exposure to the consumer staples and health care sectors. Overall, our net purchases reduced the Fund’s cash position.
     Maintaining a conservative approach is an enduring part of our investment strategy. Amid the market’s volatility, we sought judicious long-term investments for the portfolio. At the end of the fiscal year, the Fund was positioned with a “barbell” approach, balancing our more pro-cyclical holdings in the energy and IT sectors with our health care holdings, which are typically more defensive in nature.
     Regardless of market conditions, our goal for Invesco Charter Fund remains the same: to serve as a conservative cornerstone for your investment portfolio. We seek to provide attractive upside participation with strong potential downside protection, so that over a full market cycle the Fund delivers superior investment results with the potential for reduced risk and a smoother investor experience. As always, we thank you for your continued investment in Invesco Charter Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Ronald Sloan
 Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Charter Fund. Mr. Sloan joined Invesco in 1998. He earned both a B.S. in business administration and an M.B.A. from the University of Missouri.
Tyler Dann II
 Chartered Financial Analyst, portfolio manager, is manager of Invesco Charter Fund. Mr. Dann joined Invesco in 2004. He earned a B.A. from Princeton University.
Brian Nelson
 Chartered Financial Analyst, portfolio manager, is manager of Invesco Charter Fund. Mr. Nelson joined Invesco in 1997. He earned a B.A. from the University of California Santa Barbara.

5 Invesco Charter Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Fund data from 11/26/68, index data from 11/30/68

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not.
Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6 Invesco Charter Fund

Average Annual Total Returns
As of 10/31/11, including maximum applicable sales charges

Class A Shares

Inception (11/26/68)		10.59%

10	Years	4.66

5	Years	1.58

1	Year	1.59

Class B Shares

Inception (6/26/95)		6.17%

10	Years	4.64

5	Years	1.60

1	Year	1.74

Class C Shares

Inception (8/4/97)		2.95%

10	Years	4.50

5	Years	1.97

1	Year	5.72

Class R Shares

10	Years	4.99%

5	Years	2.48

1	Year	7.26

Class S Shares

10	Years	5.28%

5	Years	2.77

1	Year	7.62

Class Y Shares

10	Years	5.34%

5	Years	2.89

1	Year	7.78

Institutional Class Shares

Inception (7/30/91)		7.70%

10	Years	5.74

5	Years	3.18

1	Year	7.92
Class R shares incepted on June 3, 2002. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Class S shares incepted on September 25, 2009. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns
As of 9/30/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (11/26/68)		10.37%

10	Years	4.16

5	Years	0.20

1	Year	-5.17

Class B Shares

Inception (6/26/95)		5.61%

10	Years	4.14

5	Years	0.19

1	Year	-5.33

Class C Shares

Inception (8/4/97)		2.30%

10	Years	3.98

5	Years	0.57

1	Year	-1.41

Class R Shares

10	Years	4.48%

5	Years	1.07

1	Year	0.06

Class S Shares

10	Years	4.76%

5	Years	1.38

1	Year	0.46

Class Y Shares

10	Years	4.82%

5	Years	1.49

1	Year	0.57

Institutional Class Shares

Inception (7/30/91)		7.24%

10	Years	5.22

5	Years	1.78

1	Year	0.75
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class shares was 1.16%, 1.91%, 1.91%, 1.41%, 1.06%, 0.91% and 0.73%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class S, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7 Invesco Charter Fund

Invesco Charter Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of October 31, 2011, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased or acquired by exchange from share classes other than Class B shares. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class S shares are closed to most investors. See the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Cash/cash equivalents risk. Holding cash or cash equivalents may negatively affect performance.
■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.
■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Russell 1000® Index is an unmanaged index considered representative of large-cap stocks. The Russell 1000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Large-Cap Core Funds Index is an unmanaged index considered representative of large-cap core funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	CHTRX
Class B Shares	BCHTX
Class C Shares	CHTCX
Class R Shares	CHRRX
Class S Shares	CHRSX
Class Y Shares	CHTYX
Institutional Class Shares	CHTVX

8 Invesco Charter Fund

Schedule of Investments(a)

October 31, 2011

	Shares	Value

Common Stocks & Other Equity Interests–84.71%
Aerospace & Defense–0.93%
ITT Corp.	1,042,039	$47,516,978

Air Freight & Logistics–0.75%
United Parcel Service, Inc.–Class B	545,716	38,331,092

Application Software–1.64%
Adobe Systems Inc.(b)	2,855,641	83,984,402

Asset Management & Custody Banks–2.64%
Legg Mason, Inc.	2,268,099	62,372,723

Northern Trust Corp.	1,794,862	72,638,065

		135,010,788

Auto Parts & Equipment–0.26%
Johnson Controls, Inc.	405,716	13,360,228

Automobile Manufacturers–0.28%
General Motors Co.(b)	553,198	14,300,168

Biotechnology–1.38%
Gilead Sciences, Inc.(b)	1,694,813	70,605,910

Communications Equipment–5.12%
Cisco Systems, Inc.	7,659,569	141,931,813

Motorola Mobility Holdings, Inc.(b)	414,326	16,108,995

QUALCOMM, Inc.	2,014,410	103,943,556

		261,984,364

Computer & Electronics Retail–0.74%
Best Buy Co., Inc.	1,434,865	37,636,509

Computer Hardware–0.35%
Hewlett-Packard Co.	669,837	17,824,363

Construction Materials–0.76%
CRH PLC (Ireland)	2,173,344	39,108,927

Consumer Finance–2.73%
American Express Co.	2,761,511	139,787,687

Department Stores–2.01%
Macy’s, Inc.	3,370,717	102,907,990

Diversified Banks–1.26%
U.S. Bancorp	2,522,342	64,546,732

Drug Retail–1.82%
CVS Caremark Corp.	2,561,000	92,964,300

Electric Utilities–2.05%
Edison International	790,296	32,086,018

Exelon Corp.	1,641,588	72,870,091

		104,956,109

Electrical Components & Equipment–1.08%
Emerson Electric Co.	1,148,541	55,267,793

Electronic Manufacturing Services–1.40%
TE Connectivity Ltd. (Switzerland)	2,008,243	71,393,039

Environmental & Facilities Services–1.11%
Waste Management, Inc.	1,730,921	56,999,228

Food Retail–2.71%
Kroger Co. (The)	5,971,206	138,412,555

Gold–0.88%
Agnico-Eagle Mines Ltd. (Canada)	507,355	22,014,133

Newcrest Mining Ltd. (Australia)	660,998	23,269,558

		45,283,691

Health Care Equipment–3.06%
Baxter International Inc.	622,560	34,228,349

Boston Scientific Corp.(b)	9,213,090	54,265,100

Covidien PLC (Ireland)	989,438	46,543,164

Medtronic, Inc.	612,003	21,260,984

		156,297,597

Heavy Electrical Equipment–1.22%
ABB Ltd. (Switzerland)	1,694,357	31,946,948

ABB Ltd.–ADR (Switzerland)	1,626,400	30,592,584

		62,539,532

Home Improvement Retail–1.28%
Lowe’s Cos., Inc.	3,106,590	65,300,522

Hypermarkets & Super Centers–0.80%
Wal-Mart Stores, Inc.	718,800	40,770,336

Industrial Conglomerates–3.64%
3M Co.	945,928	74,747,231

General Electric Co.	4,281,356	71,541,459

Koninklijke Philips Electronics N.V. (Netherlands)	1,924,218	39,851,795

		186,140,485

Industrial Gases–1.32%
Air Products & Chemicals, Inc.	786,897	67,783,308

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Charter Fund

	Shares	Value

Industrial Machinery–2.02%
Illinois Tool Works Inc.	1,643,938	$79,944,705

Ingersoll-Rand PLC (Ireland)(b)	754,623	23,491,414

		103,436,119

Insurance Brokers–1.14%
Marsh & McLennan Cos., Inc.	1,897,084	58,088,712

Integrated Oil & Gas–1.59%
ConocoPhillips	407,337	28,371,022

Hess Corp.	475,633	29,755,601

Petroleo Brasileiro S.A.–ADR (Brazil)	860,121	23,231,868

		81,358,491

Investment Banking & Brokerage–0.37%
Charles Schwab Corp. (The)	1,525,057	18,727,700

Life Sciences Tools & Services–1.87%
Agilent Technologies, Inc.(b)	1,600,625	59,335,169

Thermo Fisher Scientific, Inc.(b)	720,324	36,210,687

		95,545,856

Managed Health Care–1.58%
WellPoint, Inc.	1,171,624	80,724,894

Movies & Entertainment–0.43%
Walt Disney Co. (The)	632,475	22,060,728

Oil & Gas Equipment & Services–6.20%
Baker Hughes Inc.	1,607,994	93,247,572

Cameron International Corp.(b)	544,972	26,779,924

National Oilwell Varco Inc.	528,721	37,713,669

Schlumberger Ltd.	547,807	40,247,380

Tenaris S.A.–ADR (Argentina)	980,600	31,192,886

Weatherford International Ltd.(b)	5,685,674	88,127,947

		317,309,378

Oil & Gas Exploration & Production–4.59%
Apache Corp.	883,897	88,062,658

Devon Energy Corp.	991,111	64,372,659

Southwestern Energy Co.(b)	1,447,607	60,857,398

Talisman Energy Inc. (Canada)	1,500,000	21,258,896

		234,551,611

Oil & Gas Refining & Marketing–0.59%
Valero Energy Corp.	1,222,565	30,075,099

Pharmaceuticals–4.32%
Merck & Co., Inc.	494,367	17,055,662

Roche Holding AG (Switzerland)	626,636	103,033,074

Teva Pharmaceutical Industries Ltd.–ADR (Israel)	2,474,371	101,078,055

		221,166,791

Property & Casualty Insurance–4.93%
Berkshire Hathaway, Inc.–Class A(b)	967	113,090,650

Progressive Corp. (The)	7,322,467	139,200,098

		252,290,748

Railroads–0.96%
Union Pacific Corp.	491,520	48,940,646

Semiconductors–2.70%
Analog Devices, Inc.	1,522,891	55,692,124

Intel Corp.	1,063,232	26,091,713

Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	23,007,019	56,110,087

		137,893,924

Specialty Stores–0.45%
Staples, Inc.	1,530,960	22,903,162

Systems Software–5.99%
CA, Inc.	1,897,533	41,100,565

Microsoft Corp.	4,935,013	131,419,396

Symantec Corp.(b)	7,854,225	133,600,367

		306,120,328

Wireless Telecommunication Services–1.76%
Vodafone Group PLC (United Kingdom)	32,542,567	90,249,732

Total Common Stocks & Other Equity Interests (Cost $3,959,979,669)		4,332,458,552

Money Market Funds–14.85%
Liquid Assets Portfolio–Institutional Class(c)	379,937,218	379,937,218

Premier Portfolio–Institutional Class(c)	379,937,218	379,937,218

Total Money Market Funds (Cost $759,874,436)		759,874,436

TOTAL INVESTMENTS–99.56% (Cost $4,719,854,105)		5,092,332,988

OTHER ASSETS LESS LIABILITIES–0.44%		22,263,137

NET ASSETS–100.00%		$5,114,596,125

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Charter Fund

Statement of Assets and Liabilities

October 31, 2011

Assets:
Investments, at value (Cost $3,959,979,669)	$4,332,458,552

Investments in affiliated money market funds, at value and cost	759,874,436

Total investments, at value (Cost $4,719,854,105)	5,092,332,988

Foreign currencies, at value (Cost $4,941,944)	4,909,465

Receivable for:
Fund shares sold	13,929,607

Dividends	4,591,689

Foreign currency contracts closed	20,145,654

Investment for trustee deferred compensation and retirement plans	423,035

Other assets	62,680

Total assets	5,136,395,118

Liabilities:
Payable for:
Investments purchased	7,668,872

Fund shares reacquired	8,954,915

Accrued fees to affiliates	3,167,728

Accrued other operating expenses	365,048

Trustee deferred compensation and retirement plans	1,642,430

Total liabilities	21,798,993

Net assets applicable to shares outstanding	$5,114,596,125

Net assets consist of:
Shares of beneficial interest	$4,916,093,196

Undistributed net investment income	29,321,282

Undistributed net realized gain (loss)	(203,443,025)

Unrealized appreciation	372,624,672

$5,114,596,125

Net Assets:
Class A	$4,009,013,804

Class B	$169,243,061

Class C	$257,790,078

Class R	$66,404,807

Class S	$21,080,481

Class Y	$186,623,354

Institutional Class	$404,440,540

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Class A	244,819,220

Class B	10,798,251

Class C	16,405,909

Class R	4,087,140

Class S	1,286,261

Class Y	11,351,307

Institutional Class	23,977,375

Class A:
Net asset value per share	$16.38

Maximum offering price per share (Net asset value of $16.38 divided by 94.50%)	$17.33

Class B:
Net asset value and offering price per share	$15.67

Class C:
Net asset value and offering price per share	$15.71

Class R:
Net asset value and offering price per share	$16.25

Class S:
Net asset value and offering price per share	$16.39

Class Y:
Net asset value and offering price per share	$16.44

Institutional Class:
Net asset value and offering price per share	$16.87

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Charter Fund

Statement of Operations

For the year ended October 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $1,686,607)	$89,903,686

Dividends from affiliated money market funds (includes securities lending income of $193,568)	960,212

Interest	914,732

Total investment income	91,778,630

Expenses:
Advisory fees	32,889,070

Administrative services fees	668,670

Custodian fees	219,364

Distribution fees:
Class A	10,386,446

Class B	1,964,319

Class C	2,568,655

Class R	312,337

Class S	32,103

Transfer agent fees — A, B, C, R and Y	10,801,614

Transfer agent fees — Institutional	425,998

Trustees’ and officers’ fees and benefits	184,425

Other	789,507

Total expenses	61,242,508

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(1,665,792)

Net expenses	59,576,716

Net investment income	32,201,914

Realized and unrealized gain from:
Net realized gain from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(4,262,028))	229,116,196

Foreign currencies	595,237

Foreign currency contracts	16,541,708

Option contracts written	206,890

246,460,031

Change in net unrealized appreciation of:
Investment securities	102,262,393

Foreign currencies	2,169

Foreign currency contracts	2,002,111

104,266,673

Net realized and unrealized gain	350,726,704

Net increase in net assets resulting from operations	$382,928,618

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Charter Fund

Statement of Changes in Net Assets

For the years ended October 31, 2011 and 2010

	2011	2010

Operations:
Net investment income	$32,201,914	$21,932,791

Net realized gain	246,460,031	168,010,253

Change in net unrealized appreciation	104,266,673	226,876,614

Net increase in net assets resulting from operations	382,928,618	416,819,657

Distributions to shareholders from net investment income:
Class A	(16,996,643)	(25,440,826)

Class R	(119,814)	(147,321)

Class S	(108,864)	(44,845)

Class Y	(1,185,231)	(541,375)

Institutional Class	(5,169,364)	(3,373,002)

Total distributions from net investment income	(23,579,916)	(29,547,369)

Share transactions–net:
Class A	(296,875,399)	(194,784,810)

Class B	(55,866,676)	(91,376,929)

Class C	(2,314,895)	1,257,722

Class R	5,464,706	29,187,922

Class S	(247,092)	18,011,782

Class Y	8,202,887	91,078,950

Institutional Class	(202,986,610)	210,567,768

Net increase (decrease) in net assets resulting from share transactions	(544,623,079)	63,942,405

Net increase (decrease) in net assets	(185,274,377)	451,214,693

Net assets:
Beginning of year	5,299,870,502	4,848,655,809

End of year (includes undistributed net investment income of $29,321,282 and $20,105,544, respectively)	$5,114,596,125	$5,299,870,502

Notes to Financial Statements

October 31, 2011

NOTE 1—Significant Accounting Policies

Invesco Charter Fund (the “Fund”) is a series portfolio of AIM Equity Funds (Invesco Equity Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class S, Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.

13        Invesco Charter Fund

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees

14        Invesco Charter Fund

and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

15        Invesco Charter Fund

L.	Call Options Written — The Fund may write call options. A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. Written call options are recorded as a liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently valued to reflect the current market value of the option written. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Effective May 23, 2011, under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.695%

Next $4.05 billion	0.615%

Next $3.9 billion	0.57%

Next $1.8 billion	0.545%

Over $10 billion	0.52%

  Prior to May 23, 2011, the Fund paid an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $150 million	0.80%

Over $150 million	0.625%

  Through December 31, 2012, the Adviser has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund’s average daily net assets) do not exceed the annual rate of:

Average Daily Net Assets	Rate

First $150 million	0.75%

Next $4.85 billion	0.615%

Next $2.5 billion	0.57%

Next $2.5 billion	0.545%

Over $10 billion	0.52%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least February 28, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.90%, 1.75% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on February 28, 2013. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended October 31, 2011, the Adviser waived advisory fees of $1,624,568.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2011, Invesco Ltd. reimbursed expenses of the Fund in the amount of $17,272.

16        Invesco Charter Fund

  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Class S shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.50% of the average daily net assets of Class R shares and 0.15% of the average daily net assets of Class S shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2011, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2011, IDI advised the Fund that IDI retained $285,894 in front-end sales commissions from the sale of Class A shares and $1,482, $255,865 and $19,687 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, Invesco Ltd., IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of October 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended October 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$4,708,762,865	$383,570,123	$—	$5,092,332,988

NOTE 4—Derivative Investments

The Fund has implemented the required disclosures about derivative instruments and hedging activities in accordance with GAAP. This disclosure is intended to improve financial reporting about derivative instruments and hedging activities by requiring enhanced disclosures to enable investors to better understand their effects on an entity’s financial position and financial performance. The enhanced disclosure has no impact on the results of operations reported in the financial statements.

17        Invesco Charter Fund

Effect of Derivative Instruments for the year ended October 31, 2011

The table below summarizes the gains on derivative instruments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain on
	Statement of Operations
	Foreign Currency
	Contracts*	Options*

Realized Gain
Currency risk	$16,541,708	$—

Equity risk	—	206,890

Change in Unrealized Appreciation
Currency risk	2,002,111	—

Total	$18,543,819	$206,890

*	The average notional value of foreign currency contracts and options outstanding during the period was $66,890,635 and $17,241, respectively.

Closed Foreign Currency Contracts
Closed		Contract to				Notional	Realized
Date	Counterparty	Deliver		Receive		Value	Gain

09/22/2011	Deutsche Bank	CHF	13,000,000	USD	17,104,588	$14,321,124	$2,783,464

11/14/2011	Deutsche Bank	CHF	65,000,000	USD	85,522,940	74,664,584	10,858,356

10/28/2011	Morgan Stanley	CHF	27,105,978	USD	34,605,732	31,458,588	3,147,144

10/28/2011	Morgan Stanley	CHF	29,894,022	USD	38,051,019	34,694,329	3,356,690

							$20,145,654

Currency Abbreviations:

CHF — Swiss Franc
USD — U.S. Dollar

Call Option Contracts-Transactions During the Period
	Number of	Premiums
	Contracts	Received

Beginning of period	—	$—

Written	7,527	206,890

Expired	(7,527)	(206,890)

End of period	—	$—

NOTE 5—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2011, the Fund engaged in securities sales of $19,335,680, which resulted in net realized gains (losses) of $(4,262,028).

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangements are comprised of (1) transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions and (2) custodian credits which result from periodic overnight cash balances at the custodian. For the year ended October 31, 2011, the Fund received credits from these arrangements, which resulted in the reduction of the Fund’s total expenses of $23,952.

18        Invesco Charter Fund

NOTE 7—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2011, the Fund paid legal fees of $10,237 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2011 and 2010:

	2011	2010

Ordinary income	$23,579,916	$29,547,369

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$30,963,671

Net unrealized appreciation — investments	352,579,359

Net unrealized appreciation — other investments	145,789

Temporary book/tax differences	(1,642,389)

Capital loss carryforward	(183,543,501)

Shares of beneficial interest	4,916,093,196

Total net assets	$5,114,596,125

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $192,639,110 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2011, which expires as follows:

Capital Loss
Expiration	Carryforward*

10/17/2017	$174,278,052

10/31/2018	9,265,449

Total capital loss carryforward	$183,543,501

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 23, 2011, the date of reorganization of Invesco Multi-Sector Fund into the Fund and realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the date of the reorganization.

  On December 31, 2010, 13,743,365 Institutional Class shares of the Fund valued at $228,139,863 were redeemed by a significant shareholder and settled through a redemption-in-kind transaction, which resulted in a realized gain of $59,064,632 to the Fund for book purposes. From a federal income tax perspective, the realized gains are not recognized.

19        Invesco Charter Fund

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2011 was $1,787,939,303 and $2,099,065,401, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$580,786,741

Aggregate unrealized (depreciation) of investment securities	(228,207,382)

Net unrealized appreciation of investment securities	$352,579,359

Cost of investments for tax purposes is $4,739,753,629.

NOTE 11—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of expired capital loss carryforward and redemption-in-kind adjustments, on October 31, 2011, undistributed net investment income was increased by $651,965, undistributed net realized gain (loss) was decreased by $2,331,367 and shares of beneficial interest increased by $1,679,402. Further, as a result of tax deferrals acquired in the reorganization of Invesco Multi-Sector Fund, undistributed net investment income was decreased by $58,225, undistributed net realized gain was decreased by $166,544,561 and shares of beneficial interest increased by $166,602,786. These reclassifications had no effect on the net assets of the Fund.

20        Invesco Charter Fund

NOTE 12—Share Information

	Summary of Share Activity

	Year ended October 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Class A	18,544,083	$304,679,496	34,149,332	$510,485,029

Class B	468,572	7,320,112	1,399,875	20,212,011

Class C	1,681,192	26,586,580	3,370,978	48,862,008

Class R	2,025,310	32,998,196	3,155,344	46,578,314

Class S	158,109	2,604,980	1,291,781	19,337,328

Class Y	4,108,343	67,775,994	8,532,661	130,070,744

Institutional Class	5,984,524	101,345,494	18,337,266	280,786,415

Issued as reinvestment of dividends:
Class A	968,264	15,376,037	1,577,828	23,399,187

Class R	7,587	119,798	9,986	147,296

Class S	6,796	107,848	2,997	44,419

Class Y	65,011	1,033,677	32,273	479,572

Institutional Class	300,029	4,890,481	206,179	3,138,052

Issued in connection with acquisitions:(b)
Class A	8,168,481	142,299,641	—	—

Class B	1,414,896	23,669,329	—	—

Class C	2,068,782	34,699,917	—	—

Class Y	152,044	2,656,493	—	—

Institutional Class	70,262	1,258,544	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	3,192,150	53,048,338	4,792,275	71,964,159

Class B	(3,323,957)	(53,048,338)	(4,974,156)	(71,964,159)

Reacquired:
Class A	(49,333,203)	(812,278,911)	(53,706,198)	(800,633,185)

Class B	(2,131,936)	(33,807,779)	(2,758,135)	(39,624,781)

Class C	(4,031,156)	(63,601,392)	(3,299,244)	(47,604,286)

Class R	(1,700,231)	(27,653,288)	(1,193,942)	(17,537,688)

Class S	(179,453)	(2,959,920)	(92,140)	(1,369,965)

Class Y	(3,855,145)	(63,263,277)	(2,626,554)	(39,471,366)

Institutional Class	(18,630,462)	(310,481,129)	(4,800,560)	(73,356,699)

Net increase (decrease) in share activity	(33,801,108)	$(544,623,079)	3,407,846	$63,942,405

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 25% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the opening of business on May 23, 2011, the Fund acquired all the net assets of Invesco Multi Sector Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of Invesco Multi Sector Fund on April 14, 2011. The acquisition was accomplished by a tax-free exchange of 11,874,465 shares of the Fund for 8,680,800 shares outstanding of Invesco Multi Sector Fund as of the close of business on May 20, 2011. Each class of Invesco Multi Sector Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of Invesco Mutli Sector Fund to the net asset value of the Fund on the close of business, May 20, 2011. Invesco Multi Sector Fund’s net assets at that date of $204,583,924, including $44,664,612 of unrealized appreciation, was combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $5,424,709,924. The net assets of the Fund immediately following the acquisition were $5,629,293,848.

21        Invesco Charter Fund

NOTE 13—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(loss) on								to average		to average net		Ratio of net
	Net asset	Net	securities			Dividends					net assets		assets without		investment
	value,	investment	(both		Total from	from net	Net asset			Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and		investment	investment	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)		operations	income	of period	return(b)		(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 10/31/11	$15.30	$0.10	$1.04		$1.14	$(0.06)	$16.38	7.50%		$4,009,014	1.10	%(e)	1.13	%(e)	0.64	%(e)	40%
Year ended 10/31/10	14.16	0.07	1.16	(d)	1.23	(0.09)	15.30	8.72	(d)	4,027,296	1.14		1.18		0.45		48
Year ended 10/31/09	12.46	0.09	1.76	(d)	1.85	(0.15)	14.16	15.19	(d)	3,915,161	1.26		1.29		0.76		32
Year ended 10/31/08	17.30	0.14	(4.76)		(4.62)	(0.22)	12.46	(27.00)		3,454,370	1.19		1.23		0.88		38
Year ended 10/31/07	14.96	0.20	2.25	(d)	2.45	(0.11)	17.30	16.44	(d)	5,005,716	1.16		1.19		1.25		39

Class B
Year ended 10/31/11	14.69	(0.02)	1.00		0.98	—	15.67	6.67		169,243	1.85	(e)	1.88	(e)	(0.11	)(e)	40
Year ended 10/31/10	13.62	(0.04)	1.11	(d)	1.07	—	14.69	7.86	(d)	211,105	1.89		1.93		(0.30)		48
Year ended 10/31/09	11.91	0.00	1.71	(d)	1.71	—	13.62	14.36	(d)	281,911	2.01		2.04		0.01		32
Year ended 10/31/08	16.50	0.02	(4.54)		(4.52)	(0.07)	11.91	(27.51)		388,985	1.94		1.98		0.13		38
Year ended 10/31/07	14.30	0.08	2.14	(d)	2.22	(0.02)	16.50	15.56	(d)	1,067,897	1.91		1.94		0.50		39

Class C
Year ended 10/31/11	14.73	(0.02)	1.00		0.98	—	15.71	6.65		257,790	1.85	(e)	1.88	(e)	(0.11	)(e)	40
Year ended 10/31/10	13.65	(0.04)	1.12		1.08	—	14.73	7.91	(d)	245,757	1.89		1.93		(0.30)		48
Year ended 10/31/09	11.94	0.00	1.71	(d)	1.71	—	13.65	14.32	(d)	226,830	2.01		2.04		0.01		32
Year ended 10/31/08	16.55	0.02	(4.56)		(4.54)	(0.07)	11.94	(27.55)		179,759	1.94		1.98		0.13		38
Year ended 10/31/07	14.34	0.08	2.15	(d)	2.23	(0.02)	16.55	15.58	(d)	272,904	1.91		1.94		0.50		39

Class R
Year ended 10/31/11	15.18	0.06	1.04		1.10	(0.03)	16.25	7.26		66,405	1.35	(e)	1.38	(e)	0.39	(e)	40
Year ended 10/31/10	14.07	0.03	1.15	(d)	1.18	(0.07)	15.18	8.43	(d)	57,003	1.39		1.43		0.20		48
Year ended 10/31/09	12.38	0.07	1.75	(d)	1.82	(0.13)	14.07	14.93	(d)	25,096	1.51		1.54		0.51		32
Year ended 10/31/08	17.18	0.10	(4.73)		(4.63)	(0.17)	12.38	(27.19)		7,717	1.44		1.48		0.63		38
Year ended 10/31/07	14.87	0.16	2.23	(e)	2.39	(0.08)	17.18	16.12	(e)	6,565	1.41		1.44		1.00		39

Class S
Year ended 10/31/11	15.31	0.12	1.04		1.16	(0.08)	16.39	7.62		21,080	1.00	(e)	1.03	(e)	0.74	(e)	40
Year ended 10/31/10	14.16	0.08	1.16	(d)	1.24	(0.09)	15.31	8.80	(d)	19,916	1.04		1.08		0.55		48
Year ended 10/31/09(f)	14.25	0.01	(0.10)		(0.09)	—	14.16	(0.63)		1,390	1.09	(g)	1.12	(g)	0.93	(g)	32

Class Y
Year ended 10/31/11	15.36	0.15	1.04		1.19	(0.11)	16.44	7.78		186,623	0.85	(e)	0.88	(e)	0.89	(e)	40
Year ended 10/31/10	14.20	0.11	1.15	(d)	1.26	(0.10)	15.36	8.93	(d)	167,170	0.89		0.93		0.70		48
Year ended 10/31/09	12.46	0.13	1.77	(d)	1.90	(0.16)	14.20	15.54	(d)	70,187	1.01		1.04		1.01		32
Year ended 10/31/08(f)	13.94	0.01	(1.49)		(1.48)	—	12.46	(10.62)		9,424	0.97	(g)	1.01	(g)	1.10	(g)	38

Institutional Class
Year ended 10/31/11	15.77	0.17	1.07		1.24	(0.14)	16.87	7.92		404,441	0.73	(e)	0.76	(e)	1.01	(e)	40
Year ended 10/31/10	14.57	0.14	1.20	(d)	1.34	(0.14)	15.77	9.20	(d)	571,624	0.71		0.75		0.88		48
Year ended 10/31/09	12.83	0.16	1.80	(d)	1.96	(0.22)	14.57	15.74	(d)	328,081	0.75		0.78		1.27		32
Year ended 10/31/08	17.81	0.20	(4.88)		(4.68)	(0.30)	12.83	(26.68)		202,467	0.76		0.80		1.31		38
Year ended 10/31/07	15.38	0.28	2.31	(d)	2.59	(0.16)	17.81	16.96	(d)	134,745	0.73		0.76		1.68		39

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending October 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $158,423,180 and sold of $177,461,241 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Multi Sector Fund into in the Fund.
(d)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received Net gains on securities (both realized and unrealized) per share for the year ended October 31, 2010 would have been $1.11, $1.06, $1.07, $1.10, $1.11, $1.10 and $1.15 for Class A, Class B, Class C, Class R, Class S, Class Y and Institutional Class, respectively and total return would have been lower. Net gains on securities (both realized and unrealized) per share for the year ended October 31, 2009 would have been $1.57, $1.52, $1.52, $1.56, $1.58 and $1.61 for Class A, Class B, Class C, Class R, Class Y and Institutional Class, respectively and total return would have been lower. Net gains on securities (both realized and unrealized) per share for the year ended October 31, 2007 would have been $2.12, $2.01, $2.02, $2.10 and $2.18 for Class A, Class B, Class C, Class R and Institutional Class, respectively and total return would have been lower.
(e)	Ratios are based on average daily net assets (000’s) of $4,154,579, $196,432, $256,865, $62,467, $21,402, $171,257 and $425,998 for Class A, Class B, Class C, Class R, Class S, Class Y, and Institutional Class shares, respectively.
(f)	Commencement date of September 25, 2009 and October 3, 2008 for Class S and Class Y shares, respectively.
(g)	Annualized.

22        Invesco Charter Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Equity Funds (Invesco Equity Funds)
and Shareholders of Invesco Charter Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Charter Fund (one of the funds constituting AIM Equity Funds (Invesco Equity Funds), hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
December 27, 2011

23        Invesco Charter Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2011 through October 31, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
		Ending	Expenses	Ending	Expenses	Annualized
	Beginning	Account Value	Paid During	Account Value	Paid During	Expense
Class	Account Value	(10/31/11)[1]	Period[2]	(10/31/11)	Period[2]	Ratio
A	$1,000.00	$930.70	$5.35	$1,019.66	$5.60	1.10%

B	1,000.00	927.30	8.99	1,015.88	9.40	1.85

C	1,000.00	926.90	8.99	1,015.88	9.40	1.85

R	1,000.00	929.10	6.56	1,018.40	6.87	1.35

Y	1,000.00	931.40	4.14	1,020.92	4.33	0.85

S	1,000.00	930.70	4.87	1020.16	5.09	1.00

Institutional	1,000.00	932.60	3.73	1,021.48	3.77	0.74

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2011 through October 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by184/365 to reflect the most recent fiscal half year.

24        Invesco Charter Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Equity Funds (Invesco Equity Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Charter Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 14-15, 2011, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 80% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2011. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies and limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees also considered information provided in connection with fund acquisitions approved by the Trustees to rationalize the Invesco Funds product range following the acquisition of the retail mutual fund business of Morgan Stanley (the Morgan Stanley Transaction). The Trustees recognized that the advisory fees for the Invesco Funds include advisory fees that are the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees inherited from Morgan Stanley and Van Kampen funds acquired in the Morgan Stanley Transaction. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. One Trustee may have weighed a particular piece of information differently than another Trustee.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 15, 2011, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Board met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and the advisory services are provided in accordance with the terms of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and in accordance with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Large-Cap Core Funds Index. The Board noted that performance of Class A shares of the Fund was in the

25        Invesco Charter Fund

fifth quintile of the performance universe for the one year period and the first quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of the Index for the one year period and above the performance of the Index for the three and five year periods. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was above the median contractual advisory fee rate of funds in the expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after advisory fee waivers and before expense limitations/waivers) to the advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s rate was the same the as the effective fee rate of the other mutual fund managed by Invesco Advisers with comparable investment strategies.
  The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients solely for investment management services. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to other client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended. Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fees charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts were often more comparable. The Board concluded that the aggregate services provided to the Invesco Funds were sufficiently different from those provided to institutional clients, and the Board did not place significant weight on these fee comparisons.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2012 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers provides services to sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board concluded that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts. The Board concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

26        Invesco Charter Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2011:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

27        Invesco Charter Fund

Trustees and Officers

The address of each trustee and officer is AIM Equity Funds (Invesco Equity Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	141	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	141	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.:

		Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	159	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	141	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	159	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and continues to serve as counsel to the Invesco Van Kampen closed-end funds.

T-1        Invesco Charter Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Equity Funds (Invesco Equity Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees—(continued)

Bob R. Baker — 1936 Trustee	2003	Retired	141	None
		Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	141	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	141	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	159	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	141	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	141	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	1988	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	141	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	141	None
		Formerly: Chief Executive Officer, YWCA of the U.S.A.

Larry Soll — 1942 Trustee	2003	Retired	141	None
		Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)

T-2        Invesco Charter Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Equity Funds (Invesco Equity Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees—(continued)

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	159	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired	141	Director of Long Cove Club Owners’ Association (home owner’s association)
		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).	N/A	N/A

		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

T-3        Invesco Charter Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Equity Funds (Invesco Equity Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers—(continued)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Investor Services Inc., Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).	N/A	N/A

		Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco Charter Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01424 and 002-25469.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

CHT-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders October 31, 2011

Invesco Constellation Fund
Nasdaq:
A: CSTGX ▪ B: CSTBX ▪ C: CSTCX ▪ R: CSTRX ▪ Y: CSTYX ▪ Institutional: CSITX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
14	Notes to Financial Statements
21	Financial Highlights
22	Auditor’s Report
23	Fund Expenses
24	Approval of Investment Advisory and Sub-Advisory Agreements
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I encourage you to read this report to learn more about your Fund’s short- and long-term performance and its holdings as of the close of the reporting period. This report also includes useful information about your Fund’s management team and a discussion of how your Fund was managed during the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012 – just as we did in 2011. After all, changes in market sentiment never do investors the courtesy of announcing their impending arrival, and your goals and needs may have changed, requiring changes in your financial strategy.
     That’s why the start of a new year is always a good time to catch up with your financial adviser. He or she can explain how your investments performed in the year just ended – how each performed individually, and more important, how they performed as a diversified portfolio. Of course, it’s important to remember that an investment’s long-term performance is more important than its short-term performance. Looking ahead to the new year and evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation at the start of the new year, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw in 2011 – and are likely to see again in 2012.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our fund managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
As we’ve seen over the last several years, market conditions can change – often suddenly and dramatically. That’s one reason financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our fund managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser will be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Constellation Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the world’s economies are gradually recovering from the financial crisis, it has not been a smooth path. Unrest in the Middle East, persistently weak job and housing markets in the U.S. and continued government balance sheet repair in Europe are contributing to a slow, labored march toward global recovery.
     In this environment, investors face risks that could make it more difficult to achieve their long-term financial goals – a secure retirement, home ownership, a child’s college education. Although the markets are complex and dynamic, there are ways to simplify the process and potentially increase your odds of achieving your goals. The best approach is to create a solid financial plan that helps you save and invest in ways that anticipate your needs over the long term.
     Your financial adviser can help you define your financial plan, develop an appropriate investment strategy and put you in a better position to achieve your financial goals over the long term. This can take some of the guesswork out of the process and help you make thoughtful investments. Your financial adviser also can help you better understand your tolerance for risk, so that your investment approach lets you sleep at night while getting you closer to your goals. Lastly, your financial adviser can develop an asset allocation strategy that seeks to balance your investment approach, providing some protection against a decline in the markets while allowing you to participate in rising markets. Invesco calls this type of approach “intentional investing.” It means thinking carefully, planning thoughtfully and acting deliberately.
     While no investment can guarantee favorable returns, your Board remains committed to managing costs and enhancing the performance of Invesco’s funds as part of our Investor First orientation. We continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Thanks to the approval of our fund shareholders, Invesco has made great progress in realigning our U.S. mutual fund product line following our acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. When completed, the realignment will reduce overlap in the product lineup, enhance efficiency across our product line and build a solid foundation for further growth to meet client and shareholder needs. I would like to thank those of you who voted your proxy, and I hope our shareholders haven’t been too inconvenienced by the process.
     As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of your Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3 Invesco Constellation Fund

Management’s Discussion of Fund Performance

Performance summary
On March 22, 2011, Erik Voss and Ido Cohen were added to the Fund’s management team. On the same date, Rob Lloyd left the Fund’s management team. A listing of your Fund’s managers appears later in this report.
     For the fiscal year ended October 31, 2011, all share classes of Invesco Constellation Fund at net asset value (NAV) had positive returns but underperformed the Fund’s benchmark, the Russell 1000 Growth Index. Underperformance was driven primarily by stock selection in several sectors.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/10 to 10/31/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.52%

Class B Shares	1.78

Class C Shares	1.78

Class R Shares	2.27

Class Y Shares	2.78

Institutional Class Shares	3.09

S&P 500 Index▼ (Broad Market Index)	8.07

Russell 1000 Growth Index▼ (Style-Specific Index)	9.92

Lipper Multi-Cap Growth Funds Index▼ (Peer Group Index)	7.28

Source(s): ▼Lipper Inc.

How we invest
We believe a growth investment strategy is an essential component of a diversified portfolio.
     Our investment process emphasizes rigorous bottom-up analysis of individual companies. We seek to invest in companies with strong or improving fundamentals, attractive valuation relative to growth prospects and earnings expectations that appear to be fair to conservative.
     To narrow our investment universe, we utilize a holistic approach that emphasizes fundamental research and, to a lesser extent, includes quantitative analysis. At the end of this distillation process, we have a set of stocks to analyze in greater depth.
     Our fundamental analysis focuses on identifying companies with strong drivers of growth. To accomplish this goal, we conduct rigorous bottom-up analysis to develop higher conviction in each company’s prospects for growth. Through our analysis, we develop a mosaic of each company through detailed discussions with company management teams, competitors, distributors, suppliers, Wall Street analysts, and customers. We also utilize a variety of valuation techniques based on the company in question, the industry in which the company operates, the stage of the business cycle, and other factors that best reflect a company’s value.
     Risk management plays an important role in portfolio construction, as our target portfolio attempts to maximize the relationship between risk and return. We seek to accomplish this goal by investing in companies with attractive fundamental prospects for growth, and we divide the portfolio between stable growth stocks and catalyst-driven stocks.

     We consider selling a stock for any of the following reasons:
■	The price target set at purchase has been reached.

■	There is deterioration in fundamentals.

■	The catalysts for growth are no longer present or are reflected in the stock price.

■	There is a more attractive investment opportunity.

Market conditions and your Fund
The fiscal year began on an upward trend through the first quarter of 2011 with equity markets fueled by the Federal Reserve’s second round of “quantitative easing.” However, with the spring came increased volatility and significant macroeconomic distortions due to civil unrest in Egypt and Libya, flooding in Australia and the devastating earthquake and tsunami in Japan. Corporate earnings remained strong with largely positive surprises, but were often overshadowed by investor concerns about continuing high unemployment and soft housing data. Although markets stabilized and were generally positive through the summer, major equity indexes sold off precipitously in August as the U.S. government struggled to raise the nation’s debt ceiling. Despite an eventual agreement between the White House and Congress, the U.S. government received the first-ever downgrade to its credit rating from Standard & Poor’s. Uncertainty created by the U.S. credit downgrade, weak consumer confidence and an intensifying debt crisis in the eurozone weighed on investors through the end of the reporting period and reignited fears of a global recession.
     In this environment, the Fund at NAV produced positive absolute returns but underperformed the Russell 1000 Growth Index during the reporting period. The Fund underperformed the index by the

Portfolio Composition
By sector

Information Technology	31.1%

Consumer Discretionary	18.3

Health Care	11.3

Energy	10.1

Industrials	10.1

Consumer Staples	8.0

Materials	4.6

Financials	3.0

Telecommunication Services	2.2

Money Market Funds Plus Other Assets Less Liabilities	1.3

Top 10 Equity Holdings*

1.	Apple Inc.	6.4%

2.	Amazon.com, Inc.	3.6

3.	Rovi Corp.	3.6

4.	DIRECTV-Class A	3.3

5.	Google Inc.-Class A	3.2

6.	MasterCard, Inc.-Class A	2.6

7.	Halliburton Co.	2.6

8.	Procter & Gamble Co. (The)	2.2

9.	Express Scripts, Inc.	2.2

10.	Broadcom Corp.-Class A	2.1

Total Net Assets	$2.6 billion
Total Number of Holdings*	75
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4 Invesco Constellation Fund

widest margins in the industrials, health care, financials, information technology and consumer discretionary sectors. Underperformance overall was driven predominately by stock selection.
     Over the course of the fiscal year, the Fund underperformed by the widest margin in the industrials sector, driven by stock selection. One of the largest single detractors to the Fund’s performance was construction and engineering services firm Foster Wheeler, which missed out on an expected contract award and was also disproportionately affected as energy prices declined later in the period. Examples of other holdings that were key detractors from Fund performance included industrial electric equipment producer ABB and commercial truck and engine maker Navistar International. Both companies were affected by wavering sentiment on the prospects for global growth.
     The health care sector was also a detractor from relative performance largely due to stock selection. Examples of holdings that were key detractors included biotechnology company Illumina, and biotechnical instrument producer Agilent Technologies. We sold our position in Illumina due to deteriorating fundamentals.
     Another area of weakness for the Fund during the fiscal year was the financials sector. Underperformance in the financials sector was also driven primarily by stock selection. In this sector, holdings that detracted from performance included asset manager Ameriprise Financial and investment banking firm Jefferies Group. Goldman Sachs also detracted from performance as there were various legal and regulatory issues during the reporting period that will have an uncertain financial impact on the business. We sold our position in all three companies during the reporting period.
     Some of the Fund’s underperformance was offset by outperformance in other sectors, including consumer staples, telecommunication services and materials. The Fund outperformed by the widest margin in the consumer staples sector, driven by stock selection. Specialty coffeemaker and producer Green Mountain Coffee Roasters benefited from strong revenue and earnings growth, and increasing distribution agreements to use its Keurig single cup brewing system. We sold this stock from the portfolio during the reporting period.
     Costco Wholesale and beverage company Hansen Natural were also strong relative contributors to Fund performance.
     Although telecommunication services stocks represent a small portion of the index, the Fund benefited by holding antenna tower operator American Tower, which performed well due to the growth of mobile broadband and significant industry capital spending to build third and fourth generation networks utilizing their towers.
     In the materials sector, examples of holdings that contributed to Fund performance included fertilizer producer and distributor CF Industries Holdings and agriculture products maker Monsanto. CF Industries Holdings benefited from rising corn prices in the U.S. and was sold when it reached its valuation target.
     As we’ve discussed, the stock market experienced heavy volatility during the last 12 months. We would like to caution investors against making investment decisions based on short-term performance. As always, we recommend that you consult a financial adviser to discuss your individual financial program.
     We thank you for your commitment to Invesco Constellation Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Erik Voss
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Constellation Fund. Mr. Voss joined Invesco in 2010. He earned a B.S. in mathematics and an M.S. in finance from the University of Wisconsin.
Ido Cohen
Portfolio manager, is manager of Invesco Constellation Fund. Mr. Cohen joined Invesco in 2010. He is a cum laude graduate of The Wharton School of the University of Pennsylvania with a B.S. in economics.

5 Invesco Constellation Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class since Inception
Fund and index data from 4/30/76

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not.
Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000, and so on.

6 Invesco Constellation Fund

Average Annual Total Returns
As of 10/31/11, including maximum applicable sales charges

Class A Shares

Inception (4/30/76)		11.40%

10	Years	0.74

5	Years	-3.64

1	Year	-3.11

Class B Shares

Inception (11/3/97)		0.46%

10	Years	0.73

5	Years	-3.65

1	Year	-3.22

Class C Shares

Inception (8/4/97)		0.07%

10	Years	0.58

5	Years	-3.26

1	Year	0.78

Class R Shares

10	Years	1.11%

5	Years	-2.78

1	Year	2.27

Class Y Shares

10	Years	1.40%

5	Years	-2.38

1	Year	2.78

Institutional Class Shares

Inception (4/8/92)		6.41%

10	Years	1.85

5	Years	-2.01

1	Year	3.09
Class R shares incepted on June 3, 2002. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns
As of 9/30/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (4/30/76)		11.08%

10	Years	0.20

5	Years	-5.32

1	Year	-8.35

Class B Shares

Inception (11/3/97)		–0.32%

10	Years	0.19

5	Years	-5.34

1	Year	-8.52

Class C Shares

Inception (8/4/97)		–0.69%

10	Years	0.03

5	Years	-4.96

1	Year	-4.67

Class R Shares

10	Years	0.57%

5	Years	-4.49

1	Year	-3.23

Class Y Shares

10	Years	0.85%

5	Years	-4.09

1	Year	-2.70

Institutional Class Shares

Inception (4/8/92)		5.85%

10	Years	1.30

5	Years	-3.73

1	Year	-2.44
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.33%, 2.08%, 2.08%, 1.58%, 1.08% and 0.77%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares was 1.34%, 2.09%, 2.09%, 1.59%, 1.09% and 0.78%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

1	Total annual Fund operating expenses after contractual advisory fee waivers by the adviser in effect through at least December 31, 2012. See current prospectus for more information.

7 Invesco Constellation Fund

Invesco Constellation Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of October 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased or acquired by exchange from share classes other than Class B shares. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Active trading risk. The Fund engages in frequent trading of portfolio securities. Active trading results in added expenses and may result in a lower return.

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Multi-Cap Growth Funds Index is an unmanaged index considered representative of multi-cap growth funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	CSTGX
Class B Shares	CSTBX
Class C Shares	CSTCX
Class R Shares	CSTRX
Class Y Shares	CSTYX
Institutional Class Shares	CSITX

8 Invesco Constellation Fund

Schedule of Investments(a)

October 31, 2011

	Shares	Value

Common Stocks & Other Equity Interests–98.66%
Aerospace & Defense–1.74%
Precision Castparts Corp.	282,130	$46,029,509

Apparel Retail–0.12%
Limited Brands, Inc.	76,066	3,248,779

Apparel, Accessories & Luxury Goods–1.17%
Coach, Inc.	203,858	13,265,040

Prada S.p.A. (Italy)(b)	3,684,900	17,738,965

		31,004,005

Application Software–1.32%
Citrix Systems, Inc.(b)	481,589	35,074,127

Asset Management & Custody Banks–1.01%
BlackRock, Inc.	170,423	26,891,045

Auto Parts & Equipment–0.78%
BorgWarner, Inc.(b)	271,765	20,787,305

Automotive Retail–0.53%
AutoZone, Inc.(b)	43,178	13,971,969

Biotechnology–2.09%
Celgene Corp.(b)	195,573	12,678,998

Gilead Sciences, Inc.(b)	1,026,191	42,751,117

		55,430,115

Cable & Satellite–5.03%
Comcast Corp.–Class A	1,960,907	45,983,269

DIRECTV–Class A(b)	1,918,337	87,207,600

		133,190,869

Casinos & Gaming–1.02%
Las Vegas Sands Corp.(b)	573,036	26,904,040

Communications Equipment–1.91%
F5 Networks, Inc.(b)	88,450	9,194,377

QUALCOMM, Inc.	799,863	41,272,931

		50,467,308

Computer Hardware–6.42%
Apple Inc.(b)	420,399	170,169,107

Computer Storage & Peripherals–1.71%
EMC Corp.(b)	1,458,665	35,751,879

SanDisk Corp.(b)	188,657	9,559,250

		45,311,129

Construction & Engineering–1.38%
Foster Wheeler AG (Switzerland)(b)	1,716,709	36,600,236

Construction & Farm Machinery & Heavy Trucks–0.88%
Cummins Inc.	144,996	14,416,952

Navistar International Corp.(b)	213,447	8,979,716

		23,396,668

Data Processing & Outsourced Services–2.59%
MasterCard, Inc.–Class A	197,662	68,636,153

Department Stores–1.83%
Macy’s, Inc.	1,588,997	48,512,078

Diversified Metals & Mining–0.54%
Molycorp, Inc.(b)	371,984	14,235,828

Drug Retail–1.49%
CVS Caremark Corp.	1,088,366	39,507,686

Fertilizers & Agricultural Chemicals–1.86%
Monsanto Co.	278,639	20,270,987

Mosaic Co. (The)	492,976	28,868,675

		49,139,662

Food Retail–0.99%
Kroger Co. (The)	1,134,970	26,308,605

Footwear–0.73%
NIKE, Inc.–Class B	199,830	19,253,621

General Merchandise Stores–0.47%
Dollar Tree, Inc.(b)	156,637	12,524,695

Gold–2.16%
Barrick Gold Corp. (Canada)	321,179	15,898,360

Goldcorp, Inc. (Canada)	845,701	41,304,037

		57,202,397

Health Care Distributors–0.56%
Cardinal Health, Inc.	333,441	14,761,433

Health Care Equipment–0.74%
Baxter International Inc.	355,383	19,538,957

Health Care Services–2.15%
Express Scripts, Inc.(b)	1,247,289	57,038,526

Health Care Technology–0.77%
Allscripts Healthcare Solutions, Inc.(b)	1,061,913	20,335,634

Heavy Electrical Equipment–1.69%
ABB Ltd. (Switzerland)(b)	654,657	12,343,499

ABB Ltd.–ADR (Switzerland)(b)	1,717,225	32,301,002

		44,644,501

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Constellation Fund

	Shares	Value

Hotels, Resorts & Cruise Lines–0.41%
Starwood Hotels & Resorts Worldwide, Inc.	215,296	$10,788,483

Household Products–2.24%
Procter & Gamble Co. (The)	927,700	59,363,523

Hypermarkets & Super Centers–0.72%
Costco Wholesale Corp.	228,865	19,053,011

Industrial Conglomerates–1.52%
Danaher Corp.	834,455	40,345,899

Industrial Machinery–0.69%
Ingersoll-Rand PLC (Ireland)	584,513	18,195,890

Internet Retail–4.31%
Amazon.com, Inc.(b)	448,025	95,657,818

Priceline.com Inc.(b)	36,211	18,385,049

		114,042,867

Internet Software & Services–5.70%
Baidu, Inc.–ADR (China)(b)	297,961	41,768,173

eBay Inc.(b)	744,695	23,703,642

Google Inc.–Class A(b)	144,457	85,610,996

		151,082,811

IT Consulting & Other Services–3.61%
Accenture PLC–Class A (Ireland)	814,199	49,063,632

Cognizant Technology Solutions Corp.–Class A(b)	639,356	46,513,149

		95,576,781

Life Sciences Tools & Services–1.45%
Agilent Technologies, Inc.(b)	1,033,074	38,296,053

Managed Health Care–2.08%
UnitedHealth Group Inc.	1,145,884	54,990,973

Oil & Gas Drilling–1.58%
Ensco PLC–ADR (United Kingdom)	843,549	41,890,643

Oil & Gas Equipment & Services–6.33%
Cameron International Corp.(b)	970,026	47,667,078

Halliburton Co.	1,807,834	67,540,678

National Oilwell Varco Inc.	259,767	18,529,180

Weatherford International Ltd.(b)	2,181,849	33,818,659

		167,555,595

Oil & Gas Exploration & Production–2.19%
Anadarko Petroleum Corp.	529,948	41,600,918

EOG Resources, Inc.	184,723	16,519,778

		58,120,696

Other Diversified Financial Services–2.02%
JPMorgan Chase & Co.	1,539,387	53,509,092

Packaged Foods & Meats–1.09%
Mead Johnson Nutrition Co.	402,673	28,932,055

Pharmaceuticals–1.46%
Allergan, Inc.	459,935	38,689,732

Railroads–1.37%
Union Pacific Corp.	365,202	36,363,163

Restaurants–1.93%
Krispy Kreme Doughnuts Inc.–Wts., expiring 03/02/12(c)	19,296	3,666

Starbucks Corp.	1,206,184	51,069,831

		51,073,497

Semiconductors–3.45%
Atmel Corp.(b)	2,680,990	28,311,254

Broadcom Corp.–Class A(b)	1,543,174	55,693,150

Xilinx, Inc.	217,462	7,276,279

		91,280,683

Soft Drinks–1.40%
Coca-Cola Co. (The)	358,113	24,466,280

Hansen Natural Corp.(b)	141,129	12,573,183

		37,039,463

Systems Software–4.40%
Check Point Software Technologies Ltd. (Israel)(b)	374,810	21,600,300

Rovi Corp.(b)	1,915,370	94,887,430

		116,487,730

Trucking–0.80%
J.B. Hunt Transport Services, Inc.	499,133	21,118,317

Wireless Telecommunication Services–2.23%
America Movil S.A.B. de C.V.–ADR (Mexico)	795,064	20,210,527

American Tower Corp.–Class A(b)	705,932	38,896,853

		59,107,380

Total Common Stocks & Other Equity Interests (Cost $2,285,553,481)		2,613,020,324

Money Market Funds–2.57%
Liquid Assets Portfolio–Institutional Class(d)	34,012,195	34,012,195

Premier Portfolio–Institutional Class(d)	34,012,195	34,012,195

Total Money Market Funds (Cost $68,024,390)		68,024,390

TOTAL INVESTMENTS–101.23% (Cost $2,353,577,871)		2,681,044,714

OTHER ASSETS LESS LIABILITIES–(1.23)%		(32,691,139)

NET ASSETS–100.00%		$2,648,353,575

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Constellation Fund

Investment Abbreviations:

ADR	– American Depositary Receipts
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Non-income producing security acquired through a corporate action.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Constellation Fund

Statement of Assets and Liabilities

October 31, 2011

Assets:
Investments, at value (Cost $2,285,553,481)	$2,613,020,324

Investments in affiliated money market funds, at value and cost	68,024,390

Total investments, at value (Cost $2,353,577,871)	2,681,044,714

Receivable for:
Investments sold	13,409,388

Fund shares sold	322,729

Dividends	1,438,758

Investment for trustee deferred compensation and retirement plans	591,132

Other assets	110,334

Total assets	2,696,917,055

Liabilities:
Payable for:
Investments purchased	41,032,669

Fund shares reacquired	3,271,793

Accrued fees to affiliates	2,151,369

Accrued other operating expenses	270,279

Trustee deferred compensation and retirement plans	1,837,370

Total liabilities	48,563,480

Net assets applicable to shares outstanding	$2,648,353,575

Net assets consist of:
Shares of beneficial interest	$3,347,715,316

Undistributed net investment income (loss)	(1,762,488)

Undistributed net realized gain (loss)	(1,025,066,096)

Unrealized appreciation	327,466,843

$2,648,353,575

Net Assets:
Class A	$2,417,873,372

Class B	$97,318,222

Class C	$90,151,716

Class R	$8,580,904

Class Y	$13,271,622

Institutional Class	$21,157,739

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Class A	107,922,485

Class B	4,864,275

Class C	4,507,914

Class R	389,496

Class Y	589,147

Institutional Class	846,370

Class A:
Net asset value per share	$22.40

Maximum offering price per share (Net asset value of $22.40 divided by 94.50%)	$23.70

Class B:
Net asset value and offering price per share	$20.01

Class C:
Net asset value and offering price per share	$20.00

Class R:
Net asset value and offering price per share	$22.03

Class Y:
Net asset value and offering price per share	$22.53

Institutional Class:
Net asset value and offering price per share	$25.00

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Constellation Fund

Statement of Operations

For the year ended October 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $155,723)	$30,891,823

Dividends from affiliated money market funds (includes securities lending income of $36,771)	122,162

Interest	273,016

Total investment income	31,287,001

Expenses:
Advisory fees	18,753,656

Administrative services fees	584,616

Custodian fees	86,902

Distribution fees:
Class A	6,710,802

Class B	1,267,325

Class C	1,000,120

Class R	48,915

Transfer agent fees — A, B, C, R and Y	10,326,026

Transfer agent fees — Institutional	14,762

Trustees’ and officers’ fees and benefits	111,847

Other	803,762

Total expenses	39,708,733

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(531,087)

Net expenses	39,177,646

Net investment income (loss)	(7,890,645)

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities (includes net gains from securities sold to affiliates of $2,450,044)	340,819,002

Foreign currencies	134,584

340,953,586

Change in net unrealized appreciation (depreciation) of:
Investment securities	(241,000,216)

Foreign currencies	(7,347)

(241,007,563)

Net realized and unrealized gain	99,946,023

Net increase in net assets resulting from operations	$92,055,378

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Constellation Fund

Statement of Changes in Net Assets

For the years ended October 31, 2011 and 2010

	2011	2010

Operations:
Net investment income (loss)	$(7,890,645)	$(9,707,535)

Net realized gain	340,953,586	185,258,898

Change in net unrealized appreciation (depreciation)	(241,007,563)	312,124,429

Net increase in net assets resulting from operations	92,055,378	487,675,792

Distributions to shareholders from net investment income:
Class A	—	(9,467,668)

Class R	—	(11,753)

Class Y	—	(78,583)

Institutional Class	—	(348,963)

Total distributions from net investment income	—	(9,906,967)

Share transactions–net:
Class A	(377,299,829)	(399,670,957)

Class B	(53,726,486)	(59,428,172)

Class C	(12,749,263)	(16,748,246)

Class R	(1,913,624)	(274,367)

Class Y	(360,854)	(1,801,677)

Institutional Class	(4,350,409)	(26,003,742)

Net increase (decrease) in net assets resulting from share transactions	(450,400,465)	(503,927,161)

Net increase (decrease) in net assets	(358,345,087)	(26,158,336)

Net assets:
Beginning of year	3,006,698,662	3,032,856,998

End of year (includes undistributed net investment income (loss) of $(1,762,488) and $(1,750,621), respectively)	$2,648,353,575	$3,006,698,662

Notes to Financial Statements

October 31, 2011

NOTE 1—Significant Accounting Policies

Invesco Constellation Fund (the “Fund”) is a series portfolio of AIM Equity Funds (Invesco Equity Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Institutional Class. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by

14        Invesco Constellation Fund

independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

15        Invesco Constellation Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

16        Invesco Constellation Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $150 million	0.80%

Over $150 million	0.625%

  Through December 31, 2012, the Adviser has contractually agreed to waive advisory fees to the extent necessary so that the advisory fees payable by the Fund (based on the Fund’s average daily net assets) do not exceed the annual rate of:

Average Daily Net Assets	Rate
First $250 million	0.695%

Next $4 billion	0.615%

Next $750 million	0.595%

Next $2.5 billion	0.57%

Next $2.5 billion	0.545%

Over $10 billion	0.52%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least February 28, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on February 28, 2013. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended October 31, 2011, the Adviser waived advisory fees of $485,134.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2011, Invesco Ltd. reimbursed expenses of the Fund in the amount of $19,890.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2011, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.

17        Invesco Constellation Fund

  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2011, IDI advised the Fund that IDI retained $175,683 in front-end sales commissions from the sale of Class A shares and $32, $197,899 and $4,738 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, Invesco Ltd., IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of October 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended October 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$2,650,962,251	$30,082,463	$—	$2,681,044,714

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2011, the Fund engaged in securities purchases of $149,434,133 and securities sales of $60,654,069, which resulted in net realized gains of $2,450,044.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2011, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $26,063.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2011, the Fund paid legal fees of $6,433 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

18        Invesco Constellation Fund

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2011 and 2010:

	2011	2010
Ordinary income	$—	$9,906,967

Tax Components of Net Assets at Period-End:

2011
Net unrealized appreciation — investments	$316,662,629

Temporary book/tax differences	(1,762,488)

Capital loss carryforward	(1,014,261,882)

Shares of beneficial interest	3,347,715,316

Total net assets	$2,648,353,575

  The difference between book-basis and tax-basis unrealized appreciation is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $351,285,941 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2011, which expires as follows:

Capital Loss
Expiration	Carryforward*
October 31, 2017	$1,014,261,882

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2011 was $3,633,957,709 and $4,012,378,678, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$419,752,516

Aggregate unrealized (depreciation) of investment securities	(103,089,887)

Net unrealized appreciation of investment securities	$316,662,629

Cost of investments for tax purposes is $2,364,382,085.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions and net operating losses, on October 31, 2011, undistributed net investment income (loss) was increased by $7,878,778, undistributed net realized gain (loss) was decreased by $134,583 and shares of beneficial interest decreased by $7,744,195. This reclassification had no effect on the net assets of the Fund.

19        Invesco Constellation Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended October 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Class A	2,279,141	$52,916,559	2,637,390	$53,287,787

Class B	170,053	3,527,897	707,619	12,893,913

Class C	307,295	6,415,823	304,237	5,544,532

Class R	71,299	1,636,821	139,423	2,787,911

Class Y	188,934	4,420,553	323,862	6,752,281

Institutional Class	28,278	699,841	262,551	5,857,583

Issued as reinvestment of dividends:
Class A	—	—	452,979	8,987,059

Class R	—	—	599	11,741

Class Y	—	—	3,760	74,635

Institutional Class	—	—	15,922	348,844

Automatic conversion of Class B shares to Class A shares:
Class A	1,397,763	32,832,637	2,085,484	42,317,107

Class B	(1,559,185)	(32,832,637)	(2,309,704)	(42,317,107)

Reacquired:
Class A	(19,852,294)	(463,049,025)	(24,956,936)	(504,262,910)

Class B	(1,161,713)	(24,421,746)	(1,647,055)	(30,004,978)

Class C	(917,021)	(19,165,086)	(1,221,475)	(22,292,778)

Class R	(153,082)	(3,550,445)	(157,228)	(3,074,019)

Class Y	(203,258)	(4,781,407)	(419,086)	(8,628,593)

Institutional Class	(193,330)	(5,050,250)	(1,451,611)	(32,210,169)

Net increase (decrease) in share activity	(19,597,120)	$(450,400,465)	(25,229,269)	$(503,927,161)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 22% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

20        Invesco Constellation Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses) on								to average		to average net		Ratio of net
	Net asset	Net	securities			Dividends					net assets		assets without		investment
	value,	investment	(both		Total from	from net	Net asset			Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and		investment	investment	value, end	Total		end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	(loss)(a)	unrealized)		operations	income	of period	return(b)		(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 10/31/11	$21.86	$(0.05)	$0.59		$0.54	$—	$22.40	2.47%		$2,417,873	1.27	%(d)	1.29	%(d)	(0.21	)%(d)	126%
Year ended 10/31/10	18.66	(0.05)	3.32	(e)	3.27	(0.07)	21.86	17.55	(e)	2,712,368	1.32		1.34		(0.26)		53
Year ended 10/31/09	17.79	0.08	0.79	(e)	0.87	—	18.66	4.89	(e)	2,684,240	1.42		1.44		0.44		90
Year ended 10/31/08	31.12	(0.04)	(13.29)		(13.33)	—	17.79	(42.83)		2,945,536	1.25		1.27		(0.16)		96
Year ended 10/31/07	25.56	(0.07)	5.63		5.56	—	31.12	21.75		6,145,755	1.17		1.20		(0.25)		68

Class B
Year ended 10/31/11	19.66	(0.20)	0.55		0.35	—	20.01	1.78		97,318	2.02	(d)	2.04	(d)	(0.96	)(d)	126
Year ended 10/31/10	16.85	(0.18)	2.99	(e)	2.81	—	19.66	16.68	(e)	145,817	2.07		2.09		(1.01)		53
Year ended 10/31/09	16.20	(0.05)	0.70	(e)	0.65	—	16.85	4.01	(e)	179,737	2.17		2.19		(0.31)		90
Year ended 10/31/08	28.54	(0.21)	(12.13)		(12.34)	—	16.20	(43.24)		281,592	2.00		2.02		(0.91)		96
Year ended 10/31/07	23.62	(0.25)	5.17		4.92	—	28.54	20.83		844,018	1.92		1.95		(1.00)		68

Class C
Year ended 10/31/11	19.66	(0.20)	0.54		0.34	—	20.00	1.73		90,152	2.02	(d)	2.04	(d)	(0.96	)(d)	126
Year ended 10/31/10	16.85	(0.18)	2.99	(e)	2.81	—	19.66	16.68	(e)	100,596	2.07		2.09		(1.01)		53
Year ended 10/31/09	16.19	(0.05)	0.71	(e)	0.66	—	16.85	4.08	(e)	101,671	2.17		2.19		(0.31)		90
Year ended 10/31/08	28.52	(0.21)	(12.12)		(12.33)	—	16.19	(43.23)		115,004	2.00		2.02		(0.91)		96
Year ended 10/31/07	23.61	(0.25)	5.16		4.91	—	28.52	20.80		256,377	1.92		1.95		(1.00)		68

Class R
Year ended 10/31/11	21.55	(0.11)	0.59		0.48	—	22.03	2.23		8,581	1.52	(d)	1.54	(d)	(0.46	)(d)	126
Year ended 10/31/10	18.40	(0.10)	3.27	(e)	3.17	(0.02)	21.55	17.26	(e)	10,155	1.57		1.59		(0.51)		53
Year ended 10/31/09	17.59	0.03	0.78	(e)	0.81	—	18.40	4.60	(e)	8,987	1.67		1.69		0.19		90
Year ended 10/31/08	30.84	(0.10)	(13.15)		(13.25)	—	17.59	(42.96)		8,976	1.50		1.52		(0.41)		96
Year ended 10/31/07	25.41	(0.14)	5.57		5.43	—	30.84	21.37		14,580	1.42		1.45		(0.50)		68

Class Y
Year ended 10/31/11	21.92	0.01	0.60		0.61	—	22.53	2.78		13,272	1.02	(d)	1.04	(d)	0.04	(d)	126
Year ended 10/31/10	18.71	0.00	3.32	(e)	3.32	(0.11)	21.92	17.83	(e)	13,229	1.07		1.09		(0.01)		53
Year ended 10/31/09	17.80	0.12	0.79	(e)	0.91	—	18.71	5.11	(e)	13,003	1.17		1.19		0.69		90
Year ended 10/31/08(f)	19.99	0.00	(2.19)		(2.19)	—	17.80	(10.96)		5,827	1.05	(g)	1.07	(g)	0.04	(g)	96

Institutional Class
Year ended 10/31/11	24.26	0.08	0.66		0.74	—	25.00	3.05		21,158	0.73	(d)	0.75	(d)	0.33	(d)	126
Year ended 10/31/10	20.70	0.07	3.68	(e)	3.75	(0.19)	24.26	18.22	(e)	24,534	0.76		0.78		0.30		53
Year ended 10/31/09	19.61	0.21	0.88	(e)	1.09	—	20.70	5.56	(e)	45,219	0.75		0.77		1.11		90
Year ended 10/31/08	34.14	0.09	(14.62)		(14.53)	—	19.61	(42.56)		52,187	0.78		0.80		0.31		96
Year ended 10/31/07	27.92	0.06	6.16		6.22	—	34.14	22.28		115,443	0.71		0.74		0.21		68

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s) of $2,684,321, $126,733, $100,012, $9,783, $13,953 and $23,784 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively.
(e)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received, net gains on securities (both realized and unrealized) per share, for the year ended October 31, 2010, would have been $2.62, $2.29, $2.29, $2.57, $2.62 and $2.98 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively, and total returns would have been lower; net gains on securities (both realized and unrealized) per share, for the year ended October 31, 2009, would have been $0.61, $0.52, $0.53, $0.60, $0.61 and $0.70 for Class A, Class B, Class C, Class R, Class Y and Institutional Class shares, respectively, and total returns would have been lower.
(f)	Commencement date of October 3, 2008.
(g)	Annualized.

21        Invesco Constellation Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Equity Funds (Invesco Equity Funds)
and Shareholders of Invesco Constellation Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Constellation Fund (one of the funds constituting AIM Equity Funds (Invesco Equity Funds), hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
December 21, 2011

22        Invesco Constellation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2011 through October 31, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/11)	(10/31/11)[1]	Period[2]	(10/31/11)	Period[2]	Ratio
A	$1,000.00	$900.00	$6.19	$1,018.69	$6.58	1.29%

B	1,000.00	896.50	9.77	1,014.91	10.37	2.04

C	1,000.00	896.50	9.77	1,014.91	10.37	2.04

R	1,000.00	898.80	7.37	1,017.44	7.83	1.54

Y	1,000.00	901.20	5.00	1,019.95	5.31	1.04

Institutional	1,000.00	902.50	3.88	1,021.32	3.92	0.77

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2011 through October 31, 2011, after actual expenses, and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23        Invesco Constellation Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Equity Funds (Invesco Equity Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Constellation Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 14-15, 2011, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 80% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2011. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies and limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees also considered information provided in connection with fund acquisitions approved by the Trustees to rationalize the Invesco Funds product range following the acquisition of the retail mutual fund business of Morgan Stanley (the Morgan Stanley Transaction). The Trustees recognized that the advisory fees for the Invesco Funds include advisory fees that are the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees inherited from Morgan Stanley and Van Kampen funds acquired in the Morgan Stanley Transaction. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. One Trustee may have weighed a particular piece of information differently than another Trustee.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 15, 2011, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Board met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s considerations of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and the advisory services are provided in accordance with the terms of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and in accordance with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Large-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index. The Board noted that

24        Invesco Constellation Fund

performance of Class A shares of the Fund was in the third quintile of the performance universe for the one year period and the fifth quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was at the same level as the performance of the Lipper Large-Cap Growth Funds Index for the one year period and below the performance of the Index for the three and five year periods. The Board also noted that performance of Class A shares of the Fund was below the performance of the Lipper Multi-Cap Growth Funds Index for the one, three and five year periods. The Board noted that Invesco Advisers changed the Fund’s lead portfolio manager in March 2011, and that the investment team has a conservative, quality bias consistent with its quality oriented investment process that underperformed during the low-quality rally in 2009. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was just above the median contractual advisory fee rate of funds in the expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after any advisory fee waivers and before any expense limitations/waivers) to the advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s effective fee rate was below the effective fee rate of one mutual fund and the same as the effective fee rate of the other mutual fund. The Board also noted that Invesco Advisers sub-advises one mutual fund with investment strategies comparable to those of the Fund and that the sub-advisory fee rate is below the Fund’s effective fee rate.
  Other than the mutual funds described above, the Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not advise other client accounts with investment strategies comparable to those of the Fund.
  The Board noted that Invesco Advisers has contractually agreed to waive advisory fees of the Fund through December 31, 2012 and that this fee waiver includes breakpoints based on net asset levels. The Board also noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2012 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers provides services to sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board concluded that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts. The Board concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

25        Invesco Constellation Fund

Trustees and Officers

The address of each trustee and officer is AIM Equity Funds (Invesco Equity Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds
			in Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	141	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	141	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.:

		Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	159	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	141	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	159	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and continues to serve as counsel to the Invesco Van Kampen closed-end funds.

T-1        Invesco Constellation Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Equity Funds (Invesco Equity Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees—(continued)

Bob R. Baker — 1936 Trustee	2003	Retired	141	None
		Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	141	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	141	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	159	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	141	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	141	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	1988	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	141	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	141	None
		Formerly: Chief Executive Officer, YWCA of the U.S.A.

Larry Soll — 1942 Trustee	2003	Retired	141	None
		Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)

T-2        Invesco Constellation Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Equity Funds (Invesco Equity Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees—(continued)

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	159	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired	141	Director of Long Cove Club Owners’ Association (home owner’s association)
		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).	N/A	N/A

		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

T-3        Invesco Constellation Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Equity Funds (Invesco Equity Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers—(continued)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Investor Services Inc., Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).	N/A	N/A

		Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco Constellation Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01424 and 002-25469.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

CST-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders                                 October 31, 2011

Invesco Disciplined Equity Fund

Nasdaq:
Y: AWEIX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
7	Supplemental Information
8	Schedule of Investments
10	Financial Statements
12	Notes to Financial Statements
17	Financial Highlights
18	Auditor’s Report
19	Fund Expenses
20	Approval of Investment Advisory and Sub-Advisory Agreements
22	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I encourage you to read this report to learn more about your Fund’s short- and long-term performance and its holdings as of the close of the reporting period. This report also includes useful information about your Fund’s management team and a discussion of how your Fund was managed during the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012 — just as we did in 2011. After all, changes in market sentiment never do investors the courtesy of announcing their impending arrival, and your goals and needs may have changed, requiring changes in your financial strategy.
     That’s why the start of a new year is always a good time to catch up with your financial adviser.
He or she can explain how your investments performed in the year just ended — how each performed individually, and more important, how they performed as a diversified portfolio. Of course, it’s important to remember that an investment’s long-term performance is more important than its short-term performance. Looking ahead to the new year and evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation at the start of the new year, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw in 2011 — and are likely to see again in 2012.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our fund managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
As we’ve seen over the last several years, market conditions can change — often suddenly and dramatically. That’s one reason financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals — financing your retirement or your children’s education, for example — may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus — investment management — that allows our fund managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be — according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser will be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Disciplined Equity Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the world’s economies are gradually recovering from the financial crisis, it has not been a smooth path. Unrest in the Middle East, persistently weak job and housing markets in the U.S. and continued government balance sheet repair in Europe are contributing to a slow, labored march toward global recovery.
     In this environment, investors face risks that could make it more difficult to achieve their long-term financial goals — a secure retirement, home ownership, a child’s college education. Although the markets are complex and dynamic, there are ways to simplify the process and potentially increase your odds of achieving your goals. The best approach is to create a solid financial plan that helps you save and invest in ways that anticipate your needs over the long term.
     Your financial adviser can help you define your financial plan, develop an appropriate investment strategy and put you in a better position to achieve your financial goals over the long term. This can take some of the guesswork out of the process and help you make thoughtful investments. Your financial adviser also can help you better understand your tolerance for risk, so that your investment approach lets you sleep at night while getting you closer to your goals. Lastly, your financial adviser can develop an asset allocation strategy that seeks to balance your investment approach, providing some protection against a decline in the markets while allowing you to participate in rising markets. Invesco calls this type of approach “intentional investing.” It means thinking carefully, planning thoughtfully and acting deliberately.
     While no investment can guarantee favorable returns, your Board remains committed to managing costs and enhancing the performance of Invesco’s funds as part of our Investor First orientation. We continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Thanks to the approval of our fund shareholders, Invesco has made great progress in realigning our U.S. mutual fund product line following our acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. When completed, the realignment will reduce overlap in the product lineup, enhance efficiency across our product line and build a solid foundation for further growth to meet client and shareholder needs. I would like to thank those of you who voted your proxy, and I hope our shareholders haven’t been too inconvenienced by the process.
     As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of your Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3 Invesco Disciplined Equity Fund

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended October 31, 2011, Invesco Disciplined Equity Fund significantly outperformed its benchmark, the S&P 500 Index. All sectors, except financials, contributed positively to Fund performance with the best relative performance coming from the information technology (IT), consumer discretionary, materials and health care sectors. The consumer staples sector was the worst relative performer followed by utilities.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/10 to 10/31/11, at net asset value (NAV).

Class Y Shares	11.44%

S&P 500 Index▼ (Broad Market Index)	8.07

Source(s): ▼Lipper Inc.

How we invest
Our investment process stems from our belief that established companies with low capital intensity and strong balance sheets, growing at reasonable rates, will have a better ability to generate cash flow throughout a market cycle. Furthermore, we believe that the ability of a company to consistently generate and effectively employ cash flow is often overlooked by investors. Our goal is to identify these quality companies and invest in them when their cash flow attributes are underappreciated.
     Our fundamental, bottom up process seeks to identify candidates operating in attractive industries, with strong competitive positions and attractive returns on invested capital, as well as managements with a track record of generating and effectively deploying cash flow. We seek opportunities to invest in these companies when cash flow valuations allow for double-digit appreciation potential. This process results in a diversified portfolio of high quality, high conviction stocks. We will typically own 50 to 60 stocks with broad sector representation.
     Risk management is an essential part of the process. In addition to strategy-level quantitative analysis and attribution and risk decomposition, we employ a sell discipline. We will likely sell a position when the company’s long-term positioning is compromised or when a stock becomes overvalued based on cash flow valuation metrics. We will also utilize our sell discipline to manage risk, carefully assessing and constantly challenging our comfort level with the portfolio’s positioning.

Market conditions and your Fund
Market volatility persisted throughout the fiscal year ended October 31, 2011. Strength in the first half of the reporting period was the result of an accommodative U.S. Federal Reserve Board’s plans for further quantitative easing. Additionally, Republicans won back control of the House of Representatives in the midterm elections, fueling hope for greater political balance in 2011. This hope was rapidly realized, at least in the short term, by way of an extension of Bush-era tax cuts in December of 2010. Finally, corporate earnings continued to surprise on the upside and balance sheets generally strengthened, propelling the market higher.
     As we moved into the second half of the reporting period, a number of factors adversely affected investor sentiment, including sluggish economic growth and persistently high unemployment in the U.S.; political unrest in the Middle East and northern Africa; and the re-emergence of sovereign debt concerns in Greece and other eurozone countries. Following the earthquake and tsunami that struck Japan in March — which caused loss of life, a disruption in the supply chain and fears of a nuclear catastrophe — many market watchers were surprised that the market merely stalled, rather than declined significantly.
     In the summer months, the debate on the debt ceiling began, and investor sentiment decidedly changed from complacency to concern. The president and Congress eventually came together to raise the debt ceiling and prevent a federal government default, but not before much political wrangling that left investors unsettled. The U.S. government also received the first ever downgrade to its credit rating from Standard & Poor’s, and the stock market fell precipitously from early July highs.
     In October 2011, the S&P 500 Index achieved its best October performance since 1982, returning almost 11%.1 A very oversold position provided a good base from which to look at the glass half full as earnings reports were generally favorable, domestic economic numbers improved, and the eurozone came up with a credible plan for Greece’s precarious financial state. Late in the reporting period, Greece called for a referendum vote that could result in Greece rejecting the plan. As of the end of the reporting period, the jury was still out on how this will be resolved.

Portfolio Composition
By sector

Information Technology	27.0%

Consumer Discretionary	13.5

Energy	11.7

Health Care	11.4

Consumer Staples	9.4

Financials	9.2

Industrials	8.6

Materials	3.6

Utilities	1.5

Money Market Funds
Plus Other Assets Less Liabilities	4.1

Top 10 Equity Holdings*

1.	Apple Inc.	3.7%

2.	Oracle Corp.	3.4

3.	Target Corp.	2.9

4.	PepsiCo, Inc.	2.8

5.	H.J. Heinz Co.	2.5

6.	Automatic Data Processing, Inc.	2.5

7.	McDonald’s Corp.	2.5

8.	General Electric Co.	2.4

9.	Apache Corp.	2.4

10.	Cisco Systems, Inc.	2.4

Total Net Assets	$227.7 million

Total Number of Holdings*	57
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4 Invesco Disciplined Equity Fund

     For the fiscal year, the S&P 500 Index returned 8.07%.2 Growth stocks generally outperformed value stocks across all capitalization ranges, and U.S. stocks decidedly outperformed the negative returns of most of the foreign markets. The best sectors within the S&P 500 Index were energy, utilities, consumer discretionary, consumer staples and health care. The lagging sectors were industrials, materials, and financials. The financials sector was the only sector with a negative return.
     Sector performance for the Fund was significantly better than the benchmark. The Fund had positive attribution in most sectors, led by IT, consumer discretionary, materials and health care. In the IT sector, an overweight position in IT services was the most significant contributor with Alliance Data, Visa, and Accenture each delivering a strong double-digit return in the subsector. Many of these companies have significant recurring revenues and predictable earnings. In software, holdings in Microsoft, Oracle and Checkpoint also contributed to Fund performance. We no longer held Checkpoint at the end of the reporting period.
     In the consumer discretionary sector, we benefited from a diverse group of companies with the common theme of strong brand franchises, including Nike, VF and McDonalds. TJX and some of our cable holdings were also strong contributors. While several of our materials sector holdings had strong relative returns, Nalco led the pack, returning approximately 26% after a takeover bid from EcoLabs (not a Fund holding).
     The managed health care subsector stole the show in the health care sector. Both Aetna and UnitedHealth Group returned approximately 35%, as they benefited from low health care utilization and continually raised earnings guidance. The industrials, energy and financials sectors also had a positive effect on Fund performance on a relative basis.
     Only two sectors in the Fund under-performed the benchmark: utilities, where we were somewhat underweight and had poor stock selection; and consumer staples, where not owning tobacco companies and holding PepsiCo in lieu of Coca-Cola hurt performance. Other stocks that underperformed during the reporting period included Whiting Petroleum, Bank of America, Best Buy, BMC Software and Citigroup. We eliminated our positions in Whiting Petroleum, Bank of America and Best Buy.
     With markets continuing to be dominated by macroeconomic events, equities continue to trade in a highly correlated fashion. Unfortunately, with sluggish domestic and European economic growth forecasted and emerging markets growth slowing to more moderate levels, this environment is likely to persist. We believe large-cap domestic equities are reasonably valued and high quality companies within this area of the market are in strong financial shape, providing an attractive backdrop for investing in this space.
     With expected volatility, it is essential to stick to one’s discipline and practice patience. Our strategy of identifying high quality, market-leading companies with strong and recurring cash flow and opportunistically buying and selling based on valuation has allowed us to take advantage of this market to dynamically upgrade the companies in the Fund’s portfolio. We believe that our disciplined approach can continue to provide growth potential with lower volatility over the long term. As always, we thank you for your continued investment in Invesco Disciplined Equity Fund.
1	Source: Bloomberg L.P.

2	Source: Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Patricia Bannan
Chartered Financial Analyst, portfolio manager, is manager of Invesco Disciplined Equity Fund. Ms. Bannan has been affiliated with Invesco and/or its affiliates since 2007. She earned a B.S. in business administration with a concentration in economics from the Whittemore School of Business and Economics at the University of New Hampshire.
Paul McPheeters
Chartered Financial Analyst, portfolio manager, is manager of Invesco Disciplined Equity Fund. Mr. McPheeters has been associated with Invesco and/or its affiliates since 1997. He has been responsible for the Fund since its inception on September 21, 2009, and was instrumental in creating the strategy for the Fund’s predecessor at its inception. Mr. McPheeters earned a B.S. in chemical engineering from the Colorado School of Mines.

5 Invesco Disciplined Equity Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment — Since Inception
Index data from 11/30/05, Fund data from 12/1/05

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect fl sales charges. Performance of the peer group, if applicable, reflects fl fund expenses and management fees; performance of a market index does not.
Performance shown in the chart and table(s) does not reflect fl deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its index. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

Average Annual Total Returns
As of 10/31/11

Class Y Shares

Inception (12/1/05)		3.61%

5	Years	2.58

1	Year	11.44
Effective Sept. 21, 2009, Institutional Class shares of Atlantic Whitehall Equity Income Fund (the predecessor fund) were reorganized into Class Y shares of Invesco Disciplined Equity Fund. Returns prior to that date are those of the predecessor fund. Returns since that date are those of Class Y shares of Invesco Disciplined Equity Fund. Class Y share returns will differ from the predecessor fund because of different expenses.

Average Annual Total Returns
As of 9/30/11, the most recent calendar quarter-end

Class Y Shares

Inception (12/1/05)		1.90%

5	Years	1.07

1	Year	3.97
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class Y shares was 0.75%. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class Y shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

6 Invesco Disciplined Equity Fund

Invesco Disciplined Equity Fund’s investment objective is long-term capital appreciation and, secondarily, current income.
■	Unless otherwise stated, information presented in this report is as of October 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or princi- pal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise; conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.
■	Value investing style risk. The Fund emphasizes a value style of investing, which focuses on undervalued compa- nies with characteristics for improved valuations. This style of investing is subject to the risk that the valuations never improve or that the returns on value equity securities are less than returns on other styles of investing or the overall stock market. Value stocks also may decline in price, even though in theory they are already underpriced.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Fund Nasdaq Symbol

Class Y Shares	AWEIX

7 Invesco Disciplined Equity Fund

Schedule of Investments(a)

October 31, 2011

	Shares	Value

Common Stocks–95.91%
Aerospace & Defense–1.97%
United Technologies Corp.	57,668	$4,496,951

Apparel Retail–1.88%
TJX Cos., Inc. (The)	72,499	4,272,366

Apparel, Accessories & Luxury Goods–1.04%
VF Corp.	17,175	2,373,928

Asset Management & Custody Banks–1.52%
BlackRock, Inc.	21,885	3,453,234

Automobile Manufacturers–1.20%
Ford Motor Co.(b)	233,905	2,732,010

Cable & Satellite–3.03%
Comcast Corp.–Class A	218,459	5,122,864

Liberty Global, Inc.–Class A(b)	43,996	1,767,759

		6,890,623

Communications Equipment–2.35%
Cisco Systems, Inc.	289,026	5,355,652

Computer Hardware–3.65%
Apple Inc.(b)	20,545	8,316,205

Data Processing & Outsourced Services–10.37%
Alliance Data Systems Corp.(b)	35,340	3,620,230

Automatic Data Processing, Inc.	109,179	5,713,337

Fidelity National Information Services, Inc.	109,728	2,872,679

Fiserv, Inc.(b)	61,488	3,619,799

Visa Inc.–Class A	53,782	5,015,709

Western Union Co. (The)	159,068	2,778,918

		23,620,672

Diversified Banks–2.18%
Wells Fargo & Co.	191,548	4,963,009

Diversified Metals & Mining–1.14%
Freeport-McMoRan Copper & Gold Inc.	64,575	2,599,789

Drug Retail–2.33%
CVS Caremark Corp.	51,771	1,879,287

Walgreen Co.	103,355	3,431,386

		5,310,673

Environmental & Facilities Services–0.90%
Republic Services, Inc.	72,425	2,061,215

Footwear–0.98%
NIKE, Inc.–Class B	23,066	2,222,409

General Merchandise Stores–2.90%
Target Corp.	120,701	6,608,380

Health Care Equipment–2.31%
Covidien PLC (Ireland)	34,200	1,608,768

Stryker Corp.	76,050	3,643,555

		5,252,323

Health Care Services–2.23%
Express Scripts, Inc.(b)	87,381	3,995,933

Medco Health Solutions, Inc.(b)	19,675	1,079,371

		5,075,304

Home Improvement Retail–0.00%
Lowe’s Cos., Inc.	1	21

Household Products–1.65%
Procter & Gamble Co. (The)	58,810	3,763,252

Industrial Conglomerates–4.03%
Danaher Corp.	75,172	3,634,566

General Electric Co.	331,539	5,540,017

		9,174,583

Industrial Gases–1.95%
Praxair, Inc.	43,658	4,438,709

Integrated Oil & Gas–1.51%
Exxon Mobil Corp.	44,156	3,448,142

Internet Software & Services–2.32%
Google Inc.–Class A(b)	8,910	5,280,422

IT Consulting & Other Services–1.62%
Accenture PLC–Class A (Ireland)	61,092	3,681,404

Managed Health Care–3.67%
Aetna Inc.	77,794	3,093,090

UnitedHealth Group, Inc.	109,575	5,258,504

		8,351,594

Multi-Utilities–1.53%
PG&E Corp.	81,092	3,478,847

Oil & Gas Exploration & Production–7.02%
Anadarko Petroleum Corp.	44,634	3,503,769

Apache Corp.	55,151	5,494,694

EQT Corp.	40,168	2,550,668

QEP Resources Inc.	124,747	4,434,756

		15,983,887

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8        Invesco Disciplined Equity Fund

	Shares	Value

Oil & Gas Storage & Transportation–3.13%
Spectra Energy Corp.	72,086	$2,063,822

Williams Cos., Inc. (The)	167,926	5,056,252

		7,120,074

Other Diversified Financial Services–4.03%
Citigroup Inc.	169,463	5,353,336

JPMorgan Chase & Co.	110,046	3,825,199

		9,178,535

Packaged Foods & Meats–2.54%
H.J. Heinz Co.	108,301	5,787,605

Pharmaceuticals–3.23%
Abbott Laboratories	63,236	3,406,523

Merck & Co., Inc.	114,207	3,940,142

		7,346,665

Railroads–1.25%
Norfolk Southern Corp.	38,428	2,843,288

Restaurants–2.47%
McDonald’s Corp.	60,560	5,622,996

Security & Alarm Services–0.46%
Corrections Corp. of America(b)	47,400	1,053,702

Soft Drinks–2.84%
PepsiCo, Inc.	102,671	6,463,139

Specialized Finance–1.47%
CME Group Inc.	12,135	3,343,921

Specialty Chemicals–0.52%
Valspar Corp. (The)	34,070	1,188,021

Systems Software–6.69%
BMC Software, Inc.(b)	72,354	2,515,025

Microsoft Corp.	190,918	5,084,146

Oracle Corp.	233,150	7,640,326

		15,239,497

Total Common Stock (Cost $186,158,780)		218,393,047

Money Market Funds–3.85%
Liquid Assets Portfolio–Institutional Class(c)	4,388,190	4,388,190

Premier Portfolio–Institutional Class(c)	4,388,189	4,388,189

Total Money Market Funds (Cost $8,776,379)		8,776,379

TOTAL INVESTMENTS–99.76% (Cost $194,935,159)		227,169,426

OTHER ASSETS LESS LIABILITIES–0.24%		542,096

NET ASSETS–100.00%		$227,711,522

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Disciplined Equity Fund

Statement of Assets and Liabilities

October 31, 2011

Assets:
Investments, at value (Cost $186,158,780)	$218,393,047

Investments in affiliated money market funds, at value and cost	8,776,379

Total investments, at value (Cost $194,935,159)	227,169,426

Receivable for:
Fund shares sold	470,000

Dividends	154,456

Investment for trustee deferred compensation and retirement plans	3,731

Other assets	11,356

Total assets	227,808,969

Liabilities:
Payable for:
Accrued fees to affiliates	31,543

Accrued other operating expenses	57,508

Trustee deferred compensation and retirement plans	8,396

Total liabilities	97,447

Net assets applicable to shares outstanding	$227,711,522

Net assets consist of:
Shares of beneficial interest	$192,244,520

Undistributed net investment income	1,443,728

Undistributed net realized gain	1,789,007

Unrealized appreciation	32,234,267

$227,711,522

Net Assets:
Class Y	$227,711,522

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Class Y	21,470,879

Class Y:
Net asset value and offering price per share	$10.61

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Disciplined Equity Fund

Statement of Operations

For the year ended October 31, 2011

Investment income:
Dividends	$3,592,030

Dividends from affiliated money market funds	7,921

Total investment income	3,599,951

Expenses:
Advisory fees	1,482,903

Administrative services fees	50,000

Custodian fees	10,875

Transfer agent fees	72,303

Trustees’ and officers’ fees and benefits	20,735

Other	88,697

Total expenses	1,725,513

Less: Fees waived	(11,301)

Net expenses	1,714,212

Net investment income	1,885,739

Realized and unrealized gain from:
Net realized gain from investment securities	11,170,432

Change in net unrealized appreciation of investment securities	9,291,231

Net realized and unrealized gain	20,461,663

Net increase in net assets resulting from operations	$22,347,402

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Disciplined Equity Fund

Statement of Changes in Net Assets

For the years ended October 31, 2011 and 2010

	2011	2010

Operations:
Net investment income	$1,885,739	$1,722,583

Net realized gain	11,170,432	9,820,167

Change in net unrealized appreciation	9,291,231	12,658,677

Net increase in net assets resulting from operations	22,347,402	24,201,427

Distributions to shareholders from net investment income — Class Y	(1,879,369)	(1,637,777)

Share transactions–net:
Class Y	18,524,386	(742,805)

Net increase in net assets	38,992,419	21,820,845

Net assets:
Beginning of year	188,719,103	166,898,258

End of year (includes undistributed net investment income of $1,443,728 and $1,435,734, respectively)	$227,711,522	$188,719,103

Notes to Financial Statements

October 31, 2011

NOTE 1—Significant Accounting Policies

Invesco Disciplined Equity Fund (the “Fund”) is a series portfolio of AIM Equity Funds (Invesco Equity Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term capital appreciation and, secondarily, current income.
  The Fund currently consists of one class of shares, Class Y. Class Y shares are sold at net asset value.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be

12        Invesco Disciplined Equity Fund

based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

13        Invesco Disciplined Equity Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $250 million	0.695%

Next $250 million	0.67%

Next $500 million	0.645%

Next $1.5 billion	0.62%

Next $2.5 billion	0.595%

Next $2.5 billion	0.57%

Next $2.5 billion	0.545%

Over $10 billion	0.52%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least February 28, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class Y shares to 1.75% of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on February 28, 2013. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended October 31, 2011, the Adviser waived advisory fees of $11,301.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. For the year ended October 31, 2011, Invesco Ltd. did not reimburse any expenses.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class Y shares of the Fund. The Fund is not charged any fees pursuant with the distribution agreement with IDI.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, Invesco Ltd., IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

14        Invesco Disciplined Equity Fund

Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of October 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended October 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$227,169,426	$—	$—	$227,169,426

NOTE 4—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2011, the Fund paid legal fees of $1,798 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2011 and 2010:

	2011	2010

Ordinary income	$1,879,368	$1,637,777

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$1,451,652

Undistributed long-term gain	4,134,302

Net unrealized appreciation — investments	29,888,972

Temporary book/tax differences	(7,924)

Shares of beneficial interest	192,244,520

Total net assets	$227,711,522

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal

15        Invesco Disciplined Equity Fund

Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $6,409,907 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund does not have a capital loss carryforward as of October 31, 2011.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2011 was $98,533,080 and $78,477,741, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$35,482,072

Aggregate unrealized (depreciation) of investment securities	(5,593,100)

Net unrealized appreciation of investment securities	$29,888,972

Cost of investments for tax purposes is $197,280,454.

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of excise taxes, on October 31, 2011, undistributed net investment income was increased by $1,624 and shares of beneficial interest decreased by $1,624. This reclassification had no effect on the net assets of the Fund.

NOTE 9—Share Information

	Summary of Share Activity

	Year ended		Year ended
	October 31, 2011(a)		October 31, 2010
	Shares	Amount	Shares	Amount

Sold:
Class Y	4,921,054	$51,082,933	5,029,723	$45,541,754

Issued as reinvestment of dividends:
Class Y	104,509	1,049,274	85,251	761,292

Reacquired:
Class Y	(3,188,951)	(33,607,821)	(5,177,629)	(47,045,851)

Net increase (decrease) in share activity	1,836,612	$18,524,386	(62,655)	$(742,805)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 99% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

16        Invesco Disciplined Equity Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
				Net gains								expenses		expenses
				(losses) on								to average		to average net		Ratio of net
	Net asset			securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net		(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income to
	beginning	investment		realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		average		Portfolio
	of period	income		unrealized)	operations	income	gains	Distributions	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class Y*
Year ended 10/31/11	$9.61	$0.09	(c)	$1.00	$1.09	$(0.09)	$—	$(0.09)	$10.61	11.44%	$227,712	0.80	%(d)	0.81	%(d)	0.89	%(d)	38%
Year ended 10/31/10	8.47	0.09	(c)	1.13	1.22	(0.08)	0.00	(0.08)	9.61	14.51	188,719	0.74		0.75		0.96		34
Eleven months ended 10/31/09	7.08	0.08	(c)	1.43	1.51	(0.12)	0.00	(0.12)	8.47	21.80	166,898	1.12		1.33		1.16		44
Year ended 11/30/08	11.89	0.10		(3.71)	(3.61)	(0.13)	(1.07)	(1.20)	7.08	(33.81)	171,200	1.04		1.04		0.95		45
Year ended 11/30/07	11.00	0.11		0.80	0.91	(0.02)	0.00	(0.02)	11.89	8.14	284,846	1.01		1.05		1.08		95
Year ended 11/30/06(e)	10.00	0.08		0.99	1.07	(0.07)	0.00	(0.07)	11.00	10.87	49,201	1.10	(f)	1.64	(f)	1.32	(f)	43

*	Prior to September 21, 2009, the Fund operated as Atlantic Whitehall Equity Income Fund. On such date, holders of Institutional Class received Class Y shares of the Fund.
(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(c)	Calculated using average shares outstanding.
(d)	Ratios are based on average daily net assets (000’s omitted) of $213,367.
(e)	Commencement date of December 1, 2005.
(f)	Annualized.

17        Invesco Disciplined Equity Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Equity Funds (Invesco Equity Funds)
and Shareholders of Invesco Disciplined Equity Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Disciplined Equity Fund (one of the funds constituting AIM Equity Funds (Invesco Equity Funds), hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period ended October 31, 2011 and the period December 1, 2008 to October 31, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended November 30, 2008 and prior were audited by another independent registered public accounting firm whose report dated January 23, 2009 expressed an unqualified opinion on those statements.

PricewaterhouseCoopers LLP

Houston, Texas
December 21, 2011

18        Invesco Disciplined Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2011 through October 31, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

HYPOTHETICAL
(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/11)	(10/31/11)[1]	Period[2]	(10/31/11)	Period[2]	Ratio
Y	1,000.00	$955.00	$3.94	$1,021.17	$4.08	0.80%

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2011 through October 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

19        Invesco Disciplined Equity Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Equity Funds (Invesco Equity Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Disciplined Equity Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 14-15, 2011, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 80% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2011. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies and limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses, and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investment Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees also considered information provided in connection with fund acquisitions approved by the Trustees to rationalize the Invesco Funds product range following the acquisition of the retail mutual fund business of Morgan Stanley (the Morgan Stanley Transaction). The Trustees recognized that the advisory fees for the Invesco Funds include advisory fees that are the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees inherited from Morgan Stanley and Van Kampen funds acquired in the Morgan Stanley Transaction. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. One Trustee may have weighed a particular piece of information differently than another Trustee.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 15, 2011, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Board met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and the advisory services are provided in accordance with the terms of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the additional resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and in accordance with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance (including the performance of the predecessor fund that was reorganized into the Fund) during the past

20        Invesco Disciplined Equity Fund

one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Large-Cap Core Funds Index. The Board noted that performance of Class Y shares of the Fund was in the second quintile of the performance universe for the one year period and the first quintile for the three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class Y shares of the Fund was above the performance of the Index for the one, three and five year periods. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual advisory fee rate for Class Y shares of the Fund was below the median contractual advisory fee rate of funds in the expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not advise other mutual funds with investment strategies comparable to those of the Fund.
  The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other client accounts with investment strategies comparable to those of the Fund. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients solely for investment management services. Invesco Advisers reviewed with the Board the significantly greater scope of services it provides to the Invesco Funds relative to other client accounts. These additional services include provision of administrative services, officers and office space, oversight of service providers, preparation of annual registration statement updates and financial information and regulatory compliance under the Investment Company Act of 1940, as amended. Invesco Advisers also reviewed generally the higher frequency of shareholder purchases and redemptions in the Invesco Funds relative to the flow of assets for other client accounts. Invesco Advisers advised the Board that advance notice of redemptions is often provided to Invesco Advisers by institutional clients. The Board did note that sub-advisory fees charged by the Affiliated Sub-Advisers to manage the Invesco Funds and to manage other client accounts were often more comparable. The Board concluded that the aggregate services provided to the Invesco Funds were sufficiently different from those provided to institutional clients, and the Board did not place significant weight on these fee comparisons.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2012 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers provides services to sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board concluded that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts. The Board concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

21        Invesco Disciplined Equity Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2011:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

22        Invesco Disciplined Equity Fund

Trustees and Officers

The address of each trustee and officer is AIM Equity Funds (Invesco Equity Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	141	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	141	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.:

		Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	159	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	141	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	159	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and continues to serve as counsel to the Invesco Van Kampen closed-end funds.

T-1        Invesco Disciplined Equity Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Equity Funds (Invesco Equity Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees—(continued)

Bob R. Baker — 1936 Trustee	2003	Retired	141	None
		Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	141	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	141	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	159	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	141	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	141	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	1988	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	141	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	141	None
		Formerly: Chief Executive Officer, YWCA of the U.S.A.

Larry Soll — 1942 Trustee	2003	Retired	141	None
		Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)

T-2        Invesco Disciplined Equity Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Equity Funds (Invesco Equity Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees—(continued)

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	159	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired	141	Director of Long Cove Club Owners’ Association (home owner’s association)
		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).	N/A	N/A

		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

T-3        Invesco Disciplined Equity Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Equity Funds (Invesco Equity Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers—(continued)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Investor Services Inc., Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).	N/A	N/A

		Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco Disciplined Equity Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01424 and 002-25469.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
DEQ-AR-1                Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2011

Invesco Diversified Dividend Fund
Nasdaq:
A: LCEAX ▪ B: LCEDX ▪ C: LCEVX ▪ R: DDFRX ▪ Y: LCEYX ▪ Investor: LCEIX
Institutional: DDFIX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
11	Financial Statements
13	Notes to Financial Statements
21	Financial Highlights
22	Auditor’s Report
23	Fund Expenses
24	Approval of Investment Advisory and Sub-Advisory Agreements
26	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I encourage you to read this report to learn more about your Fund’s short- and long-term performance and its holdings as of the close of the reporting period. This report also includes useful information about your Fund’s management team and a discussion of how your Fund was managed during the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012 – just as we did in 2011. After all, changes in market sentiment never do investors the courtesy of announcing their impending arrival, and your goals and needs may have changed, requiring changes in your financial strategy.
     That’s why the start of a new year is always a good time to catch up with your financial adviser.
He or she can explain how your investments performed in the year just ended – how each performed individually, and more important, how they performed as a diversified portfolio. Of course, it’s important to remember that an investment’s long-term performance is more important than its short-term performance. Looking ahead to the new year and evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation at the start of the new year, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw in 2011 – and are likely to see again in 2012.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our fund managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
As we’ve seen over the last several years, market conditions can change – often suddenly and dramatically. That’s one reason financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our fund managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser will be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Diversified Dividend Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the world’s economies are gradually recovering from the financial crisis, it has not been a smooth path. Unrest in the Middle East, persistently weak job and housing markets in the U.S. and continued government balance sheet repair in Europe are contributing to a slow, labored march toward global recovery.
     In this environment, investors face risks that could make it more difficult to achieve their long-term financial goals – a secure retirement, home ownership, a child’s college education. Although the markets are complex and dynamic, there are ways to simplify the process and potentially increase your odds of achieving your goals. The best approach is to create a solid financial plan that helps you save and invest in ways that anticipate your needs over the long term.
     Your financial adviser can help you define your financial plan, develop an appropriate investment strategy and put you in a better position to achieve your financial goals over the long term. This can take some of the guesswork out of the process and help you make thoughtful investments. Your financial adviser also can help you better understand your tolerance for risk, so that your investment approach lets you sleep at night while getting you closer to your goals. Lastly, your financial adviser can develop an asset allocation strategy that seeks to balance your investment approach, providing some protection against a decline in the markets while allowing you to participate in rising markets. Invesco calls this type of approach “intentional investing.” It means thinking carefully, planning thoughtfully and acting deliberately.
     While no investment can guarantee favorable returns, your Board remains committed to managing costs and enhancing the performance of Invesco’s funds as part of our Investor First orientation. We continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Thanks to the approval of our fund shareholders, Invesco has made great progress in realigning our U.S. mutual fund product line following our acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. When completed, the realignment will reduce overlap in the product lineup, enhance efficiency across our product line and build a solid foundation for further growth to meet client and shareholder needs. I would like to thank those of you who voted your proxy, and I hope our shareholders haven’t been too inconvenienced by the process.
     As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of your Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3 Invesco Diversified Dividend Fund

Management’s Discussion of Fund Performance

Performance summary
Equity markets delivered positive returns but were volatile during the fiscal year as investors worried about a potential slowdown in global economic growth. For the fiscal year ended October 31, 2011, Invesco Diversified Dividend Fund, at net asset value (NAV), delivered positive returns but lagged its broad market and style-specific benchmarks, the S&P 500 Index and the Russell 1000 Index, respectively. The Fund’s returns were largely driven by investments in consumer staples and energy stocks. Holdings in the financials sector were the largest detractors from relative and absolute results during the fiscal year.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/10 to 10/31/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	4.15%

Class B Shares	3.39

Class C Shares	3.39

Class R Shares	3.97

Class Y Shares	4.50

Investor Class Shares	4.32

Institutional Class Shares	4.53

S&P 500 Index▼ (Broad Market Index)	8.07

Russell 1000 Index▼ (Style-Specific Index)	8.01

Lipper Large-Cap Core Funds Index▼ (Peer Group Index)	5.83

Source(s): ▼Lipper Inc.

How we invest
Our total return approach emphasizes long-term capital appreciation, current income and capital preservation. The Fund may serve as a conservative cornerstone within a well-diversified asset allocation strategy, complementing more aggressive and cyclical investments.
     We seek companies that we believe have normalized earnings power greater than that implied by their current market valuation and that return capital to shareholders via dividends and share repurchases. All stocks in the portfolio pay dividends, and the Fund pays a quarterly dividend to shareholders. We manage risk utilizing a valuation framework, careful stock selection and a rigorous buy-and-sell discipline.
     We look for dividend-paying companies with strong profitability, solid balance sheets and capital allocation policies that support sustained or increasing dividends and share repurchases. We perform extensive fundamental research, incorporating both financial statement analysis and an assessment of the potential reward relative to the downside risk to determine a fair valuation over our two-year investment horizon for each stock. We believe our process may provide the best combination of dividend income, price appreciation and capital preservation.
     We maintain a rigorous sell discipline and consider selling or trimming a stock when it no longer meets our investment criteria, including when:

■	A stock reaches its fair valuation (target price).

■	A company’s fundamental business prospects deteriorate.

■	A more attractive investment opportunity presents itself.

Market conditions and your Fund
The fiscal year began with equity markets on an upward trend through the first quarter of 2011. Corporate fundamentals continued to advance as cost controls and improving revenues helped produce strong margins and earnings. However, in the latter half of the fiscal year, investor focus shifted from fundamentals to global macroeconomic concerns. Market volatility dramatically increased due to civil unrest in the Middle East and an earthquake and tsunami in Japan. At the same time, the eurozone sovereign debt crisis intensified, fear of contagion from Greece to other European nations spread and growth in developed economies decelerated, prompting fears of a global recession.
     Despite the volatility, major equity indexes produced positive returns for the fiscal year, and nine of the 10 sectors in the S&P 500 Index posted gains. Sector performance was mixed. The energy, utilities and consumer discretionary sectors were the leading performers; financials and materials lagged. The financials sector was the only sector with negative returns for the year.1
     Energy was the best performing sector for the fiscal year, and our investments in oil services firm Baker Hughes and diversified natural gas company Southern Union were the top contributors to Fund results. We sold our holdings in Baker Hughes before the close of the fiscal year.
     Consumer staples company Kimberly-Clark also made a large positive contribution to performance. Kimberly-Clark has been a long-term investment for the Fund. Historically, the shareholder-friendly

Portfolio Composition
By sector

Consumer Staples	22.8%

Financials	18.3

Consumer Discretionary	12.5

Utilities	10.2

Industrials	9.9

Health Care	7.4

Information Technology	5.4

Materials	4.1

Energy	1.3

Telecommunication Services	1.0

Money Market Funds Plus Other Assets Less Liabilities	7.1

Top 10 Equity Holdings*

1.	General Mills, Inc.	3.0%

2.	Kimberly-Clark Corp.	2.9

3.	Sun Trust Banks, Inc.	2.3

4.	Heineken N.V.	2.3

5.	Procter & Gamble Co. (The)	2.1

6.	General Dynamics Corp.	2.1

7.	Automatic Data Processing, Inc.	2.1

8.	Exelon Corp.	2.1

9.	Target Corp.	2.0

10.	Pentair, Inc.	2.0

Top Five Industries

1.	Packaged Foods & Meats	7.7%

2.	Regional Banks	6.8

3.	Electric Utilities	5.8

4.	Household Products	5.0

5.	Pharmaceuticals	4.7

Total Net Assets	$4.1 billion

Total Number of Holdings*	75

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4 Invesco Diversified Dividend Fund

company has used its strong balance sheet to increase its dividend and to buy back stock each year. The company also has invested in innovative products and has been able to offset rising input costs with increased prices and restructuring cost savings. Over the past year, we opportunistically added to our Kimberly-Clark position when concerns about consumer spending and rising input costs weighed on the company’s stock price. We believed that Kimberly-Clark would be able to meet these challenges, as it has in the past. Indeed, the company’s third quarter 2011 results exceeded market expectations, and Kimberly-Clark gained market share with its new products.
     Another top contributor to Fund performance was consumer bank Capital One. Capital One beat earnings expectations during the reporting period as revenue margins increased and credit quality continued to improve as charge-offs in both credit cards and commercial banking decreased. Although total loan growth improved modestly, loan growth within credit cards remained weak. We continued to view the firm as attractive relative to its normalized earnings power even as credit costs return to more normal levels given a stable revenue margin and an eventual recovery in loan portfolio growth.
     The financials sector was the primary detractor from Fund results during the fiscal year. Fears of an economic slowdown and European sovereign debt uncertainties weighed on the Fund’s U.S. regional bank holdings. Hudson City Bancorp, SunTrust Banks and Zions Bancorporation all lagged the overall market in sympathy with broader macroeconomic uncertainties, and they were among the largest detractors from results. We have further stress-tested our analysis of these investments, valuing the companies on a variety of metrics and considering the impact of regulations on their normalized earnings power. We believe their valuations offer attractive risk/reward profiles as the group is trading below 2008 levels (based on tangible book value) as of the end of the reporting period despite higher capital positions, lower credit costs, improving loan demand and strong deposit growth. Also, these companies are increasingly returning excess capital to shareholders via dividends and buybacks. The Fund’s exposure to financials is primarily in regional banks and property and casualty insurance companies, which we believe represent the best risk/reward opportunities.
     The landscape is changing quickly as markets react to slowing economic growth and the impact of Europe’s sovereign debt issues. In the past year, we found more attractive opportunities in stable, growing companies where cash flow and business predictability are more consistent, rather than global cyclical stocks which we believed were near peak margins and valuations and therefore were less attractive. However, in recent months, some cyclical sectors such as financials have experienced dramatic compression in their valuations; as a result, we became active investors in the sector. At the end of the reporting period, the Fund’s largest sector overweights, compared to the Russell 1000 Index, were in the consumer staples, financials and utilities sectors. Primary underweights were in the information technology, energy and health care sectors.
     Overall, we believe companies are in sound shape financially and equity valuations are modestly attractive. Also, valuation dispersions are narrow within sectors and return correlations are high. While the breadth of investment opportunities has decreased over the last two years, we believe that investors who remain focused on long-term business fundamentals may do well, particularly with dividend-paying stocks.
     We believe one of our competitive advantages is a disciplined approach to evaluating stocks over a full market cycle by applying our total return approach. We focus not only on an investment’s capital appreciation potential, but also on current dividend income and capital preservation. This approach helps create a well-diversified Fund that may serve as a cornerstone allocation within an overall portfolio.
     As always, we thank you for your investment in Invesco Diversified Dividend Fund.

1	Lipper Inc.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Meggan Walsh
Chartered Financial Analyst, portfolio manager, is lead manager of Invesco Diversified Dividend Fund. Ms. Walsh joined Invesco in 1991. She began her investment career in 1987. Ms. Walsh earned a B.S. in finance from the University of Maryland and an M.B.A. from Loyola University Maryland.
Jonathan Harrington
Chartered Financial Analyst, portfolio manager, is manager of Invesco Diversified Dividend Fund. Mr. Harrington joined Invesco in 2001. He earned a B.A. in history and philosophy from Dartmouth College and an M.B.A. from the Kellogg Graduate School of Business Management at Northwestern University.

5 Invesco Diversified Dividend Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Classes since Inception
Fund and index data from 12/31/01

Past performance cannot guarantee comparable future results.
     The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Results for Class B shares are calculated as if a hypothetical shareholder had liquidated his entire investment in the Fund at the close of the reporting period and paid the contingent deferred sales charges, if applicable. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees; performance of a market index does not. Performance shown in the chart and table(s) does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.
     This chart, which is a logarithmic chart, presents the fluctuations in the value of the Fund and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In this chart, each segment represents a doubling, or 100% change, in the value of the investment. In other words, the space between $5,000 and $10,000 is the same size as the space between $10,000 and $20,000.

6 Invesco Diversified Dividend Fund

Average Annual Total Returns
As of 10/31/11, including maximum applicable sales charges

Class A Shares

Inception (12/31/01)		4.18%

5	Years	-0.01

1	Year	-1.58

Class B Shares

Inception (12/31/01)		4.22%

5	Years	0.06

1	Year	-1.61

Class C Shares

Inception (12/31/01)		4.06%

5	Years	0.42

1	Year	2.39

Class R Shares

Inception		4.60%

5	Years	0.95

1	Year	3.97

Class Y Shares

Inception		4.88%

5	Years	1.31

1	Year	4.50

Investor Class Shares

Inception		4.84%

5	Years	1.22

1	Year	4.32

Institutional Class Shares

Inception		5.01%

5	Years	1.50

1	Year	4.53
Class R shares incepted on October 25, 2005. Performance shown prior to that date is that of Class A shares, restated to reflect the higher 12b-1 fees applicable to Class R shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Investor Class shares incepted on July 15, 2005. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Institutional Class shares incepted on October 25, 2005. Performance shown prior to that date is that of

Average Annual Total Returns
As of 9/30/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (12/31/01)		3.32%

5	Years	-1.02

1	Year	-6.88

Class B Shares

Inception (12/31/01)		3.35%

5	Years	-0.96

1	Year	-7.06

Class C Shares

Inception (12/31/01)		3.20%

5	Years	-0.63

1	Year	-3.20

Class R Shares

Inception		3.72%

5	Years	-0.11

1	Year	-1.70

Class Y Shares

Inception		4.00%

5	Years	0.27

1	Year	-1.20

Investor Class Shares

Inception		3.97%

5	Years	0.17

1	Year	-1.38

Institutional Class Shares

Inception		4.14%

5	Years	0.45

1	Year	-1.10
Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit
invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares was 1.02%, 1.77%, 1.77%, 1.27%, 0.77%, 0.93% and 0.65%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Investor Class and Institutional Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Had the adviser not waived fees and/ or expenses in the past, performance would have been lower.

7 Invesco Diversified Dividend Fund

Invesco Diversified Dividend Fund’s investment objective is long-term growth of capital and, secondarily, current income.
■	Unless otherwise stated, information presented in this report is as of October 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased or acquired by exchange from share classes other than Class B shares. Please see the prospectus for more information.

■	Class R shares are available only to certain retirement plans. Please see the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	All Investor Class shares are closed to new investors. Contact your financial adviser about purchasing our other share classes.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Convertible securities risk. The Fund may own convertible securities, the value of which may be affected by market interest rates, the risk that the issuer will default, the value of the underlying stock or the right of the issuer to buy back the convertible securities.

■	Credit risk. The issuer of instruments in which the Fund invests may be unable to meet interest and/or principal payments, thereby causing its instruments to decrease in value and lowering the issuer’s credit rating.

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.

■	Interest rate risk. Interest rate risk refers to the risk that bond prices generally fall as interest rates rise;

conversely, bond prices generally rise as interest rates fall. Specific bonds differ in their sensitivity to changes in interest rates depending on their individual characteristics, including duration.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

■	Master limited partnership (MLP) risk. An MLP is a public limited partnership. Although the characteristics of MLPs closely resemble a traditional limited partnership, a major difference is that MLPs may trade on a public exchange or in the over-the-counter market. The ability to trade on a public exchange or in the over-the-counter market provides a certain amount of liquidity not found in many limited partnership investments. However, MLP interests may be less liquid than conventional publicly traded securities. The risks of investing in an MLP are similar to those of investing in a partnership and include more flexible governance structures, which could result in less protection for the MLP investor in a corporation. Investors in an MLP would normally not be liable for the debts of the MLP beyond the amount that the investor has contributed but investors may not be shielded to the same extent that a shareholder of a corporation would be. MLPs are generally considered interest-rate sensitive investments. During periods of interest rate volatility, these investments may not provide attractive returns.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Russell 1000® Index is an unmanaged index considered representative of large-cap stocks. The Russell 1000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Large-Cap Core Funds Index is an unmanaged index considered representative of large-cap core funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	LCEAX
Class B Shares	LCEDX
Class C Shares	LCEVX
Class R Shares	DDFRX
Class Y Shares	LCEYX
Investor Class Shares	LCEIX
Institutional Class Shares	DDFIX

8 Invesco Diversified Dividend Fund

Schedule of Investments(a)

October 31, 2011

	Shares	Value

Common Stocks–92.87%
Aerospace & Defense–4.05%
General Dynamics Corp.	1,369,855	$87,930,992

Raytheon Co.	1,791,924	79,185,122

		167,116,114

Apparel Retail–0.52%
TJX Cos., Inc. (The)	367,226	21,640,628

Asset Management & Custody Banks–2.31%
Federated Investors, Inc.–Class B	3,098,721	60,549,008

State Street Corp.	861,709	34,804,427

		95,353,435

Auto Parts & Equipment–1.64%
Johnson Controls, Inc.	2,053,898	67,634,861

Brewers–3.62%
Foster’s Group Ltd. (Australia)	10,052,543	56,315,677

Heineken N.V. (Netherlands)	1,924,799	93,220,888

		149,536,565

Building Products–1.80%
Masco Corp.	7,754,517	74,443,363

Casinos & Gaming–1.38%
International Game Technology	3,246,523	57,106,340

Consumer Finance–2.02%
Capital One Financial Corp.	1,823,286	83,251,239

Data Processing & Outsourced Services–2.07%
Automatic Data Processing, Inc.	1,632,966	85,453,111

Department Stores–0.15%
Nordstrom, Inc.	121,477	6,157,669

Distillers & Vintners–0.21%
Treasury Wine Estates (Australia)	2,248,986	8,780,205

Diversified Banks–0.13%
U.S. Bancorp	208,773	5,342,501

Diversified Chemicals–0.51%
E. I. du Pont de Nemours and Co.	436,641	20,989,333

Drug Retail–0.93%
Walgreen Co.	1,153,944	38,310,941

Electric Utilities–5.82%
American Electric Power Co., Inc.	1,960,358	77,002,862

Entergy Corp.	793,166	54,863,292

Exelon Corp.	1,920,783	85,263,558

PPL Corp.	790,149	23,206,676

		240,336,388

Electrical Components & Equipment–0.44%
Emerson Electric Co.	378,818	18,228,722

Food Distributors–1.81%
Sysco Corp.	2,688,640	74,529,101

Gas Utilities–1.23%
AGL Resources Inc.	1,209,076	50,708,647

General Merchandise Stores–2.04%
Target Corp.	1,534,211	83,998,052

Health Care Equipment–2.77%
Medtronic, Inc.	1,402,999	48,740,185

Stryker Corp.	1,369,006	65,589,078

		114,329,263

Hotels, Resorts & Cruise Lines–2.01%
Accor S.A. (France)	798,779	26,022,576

Marriott International Inc.–Class A	1,801,596	56,750,274

		82,772,850

Household Products–5.03%
Kimberly-Clark Corp.	1,697,939	118,363,327

Procter & Gamble Co. (The)	1,391,118	89,017,641

		207,380,968

Housewares & Specialties–0.80%
Newell Rubbermaid Inc.	2,228,136	32,976,413

Industrial Machinery–3.55%
Illinois Tool Works Inc.	635,941	30,925,811

Pentair, Inc.	2,335,174	83,949,505

Snap-On, Inc.	591,188	31,729,060

		146,604,376

Integrated Oil & Gas–1.34%
Exxon Mobil Corp.	368,338	28,763,514

Total S.A. (France)	508,000	26,580,905

		55,344,419

Integrated Telecommunication Services–0.96%
AT&T Inc.	1,344,967	39,420,983

Investment Banking & Brokerage–1.33%
Charles Schwab Corp. (The)	4,463,958	54,817,404

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Diversified Dividend Fund

	Shares	Value

Life & Health Insurance–2.78%
Lincoln National Corp.	1,487,216	$28,331,465

Prudential Financial, Inc.	614,989	33,332,404

StanCorp Financial Group, Inc.	1,561,873	53,009,969

		114,673,838

Motorcycle Manufacturers–0.89%
Harley-Davidson, Inc.	939,261	36,537,253

Movies & Entertainment–1.85%
Time Warner Inc.	2,178,722	76,233,483

Multi-Utilities–2.64%
Dominion Resources, Inc.	1,056,120	54,485,231

Sempra Energy	1,010,829	54,311,842

		108,797,073

Oil & Gas Storage & Transportation–0.51%
Southern Union Co.	497,341	20,903,242

Packaged Foods & Meats–7.65%
Campbell Soup Co.	2,391,473	79,516,477

General Mills, Inc.	3,228,079	124,377,884

Kraft Foods Inc.–Class A	2,011,702	70,771,676

Mead Johnson Nutrition Co.	569,974	40,952,632

		315,618,669

Paper Products–1.62%
International Paper Co.	2,409,263	66,736,585

Personal Products–0.30%
L’Oreal S.A. (France)	112,354	12,407,600

Pharmaceuticals–4.67%
Bristol-Myers Squibb Co.	908,014	28,684,162

Eli Lilly & Co.	1,704,875	63,353,155

Johnson & Johnson	1,286,214	82,819,320

Novartis AG (Switzerland)	314,629	17,783,690

		192,640,327

Property & Casualty Insurance–1.36%
Travelers Cos., Inc. (The)	962,913	56,185,974

Regional Banks–6.79%
Fifth Third Bancorp	5,487,674	65,906,965

M&T Bank Corp.	610,225	46,444,225

SunTrust Banks, Inc.	4,785,647	94,420,815

Zions Bancorp.	4,236,503	73,545,692

		280,317,697

Reinsurance–0.09%
Transatlantic Holdings, Inc.	69,489	3,616,208

Restaurants–0.82%
Brinker International, Inc.	1,485,708	34,022,713

Semiconductors–1.54%
Linear Technology Corp.	190,693	6,161,291

Texas Instruments Inc.	1,873,265	57,565,433

		63,726,724

Soft Drinks–1.15%
Coca-Cola Co. (The)	694,406	47,441,818

Specialized Consumer Services–0.40%
H&R Block, Inc.	1,090,801	16,678,347

Specialized REIT’s–1.51%
Weyerhaeuser Co.	3,462,208	62,250,500

Specialty Chemicals–0.48%
Ecolab Inc.	368,338	19,831,318

Systems Software–1.75%
Microsoft Corp.	2,715,439	72,312,141

Thrifts & Mortgage Finance–1.53%
Capitol Federal Financial Inc.	35,067	388,893

Hudson City Bancorp, Inc.	10,022,146	62,638,413

		63,027,306

Tobacco–2.07%
Altria Group, Inc.	1,986,080	54,716,504

Philip Morris International Inc.	442,094	30,889,108

		85,605,612

Total Common Stocks (Cost $3,715,132,161)		3,832,128,319

Money Market Funds–7.97%
Liquid Assets Portfolio–Institutional Class(b)	164,445,627	164,445,627

Premier Portfolio–Institutional Class(b)	164,445,627	164,445,627

Total Money Market Funds (Cost $328,891,254)		328,891,254

TOTAL INVESTMENTS–100.84% (Cost $4,044,023,415)		4,161,019,573

OTHER ASSETS LESS LIABILITIES–(0.84)%		(34,551,113)

NET ASSETS–100.00%		$4,126,468,460

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Diversified Dividend Fund

Statement of Assets and Liabilities

October 31, 2011

Assets:
Investments, at value (Cost $3,715,132,161)	$3,832,128,319

Investments in affiliated money market funds, at value and cost	328,891,254

Total investments, at value (Cost $4,044,023,415)	4,161,019,573

Foreign currencies, at value (Cost $2,237,709)	2,258,816

Receivable for:
Investments sold	24,736,283

Fund shares sold	4,968,812

Dividends	5,962,264

Fund expenses absorbed	350,386

Investment for trustee deferred compensation and retirement plans	302,068

Other assets	43,693

Total assets	4,199,641,895

Liabilities:
Payable for:
Investments purchased	64,321,724

Fund shares reacquired	5,007,656

Accrued fees to affiliates	1,966,122

Accrued other operating expenses	1,254,652

Trustee deferred compensation and retirement plans	623,281

Total liabilities	73,173,435

Net assets applicable to shares outstanding	$4,126,468,460

Net assets consist of:
Shares of beneficial interest	$4,015,841,444

Undistributed net investment income	4,198,949

Undistributed net realized gain (loss)	(11,026,536)

Unrealized appreciation	117,454,603

$4,126,468,460

Net Assets:
Class A	$2,121,824,480

Class B	$36,873,056

Class C	$120,031,197

Class R	$19,260,834

Class Y	$131,364,715

Investor Class	$1,253,533,190

Institutional Class	$443,580,988

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Class A	177,931,951

Class B	3,123,784

Class C	10,180,030

Class R	1,610,545

Class Y	11,003,565

Investor Class	105,159,392

Institutional Class	37,198,141

Class A:
Net asset value per share	$11.92

Maximum offering price per share (Net asset value of $11.92 divided by 94.50%)	$12.61

Class B:
Net asset value and offering price per share	$11.80

Class C:
Net asset value and offering price per share	$11.79

Class R:
Net asset value and offering price per share	$11.96

Class Y:
Net asset value and offering price per share	$11.94

Investor Class:
Net asset value and offering price per share	$11.92

Institutional Class:
Net asset value and offering price per share	$11.92

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Diversified Dividend Fund

Statement of Operations

For the year ended October 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $1,163,896)	$70,892,004

Dividends from affiliated money market funds	214,898

Total investment income	71,106,902

Expenses:
Advisory fees	13,941,805

Administrative services fees	568,708

Custodian fees	142,832

Distribution fees:
Class A	2,463,691

Class B	379,503

Class C	882,875

Class R	67,789

Investor Class	2,241,427

Transfer agent fees — A, B, C, R, Y and Investor	4,026,633

Transfer agent fees — Institutional	138,799

Trustees’ and officers’ fees and benefits	94,412

Other	464,872

Total expenses	25,413,346

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(672,890)

Net expenses	24,740,456

Net investment income	46,366,446

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains (losses) from securities sold to affiliates of $(7,982))	104,356,002

Foreign currencies	(157,817)

104,198,185

Change in net unrealized appreciation (depreciation) of:
Investment securities	(166,779,209)

Foreign currencies	428,822

(166,350,387)

Net realized and unrealized gain (loss)	(62,152,202)

Net increase (decrease) in net assets resulting from operations	$(15,785,756)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Diversified Dividend Fund

Statement of Changes in Net Assets

For the years ended October 31, 2011 and 2010

	2011	2010

Operations:
Net investment income	$46,366,446	$34,156,270

Net realized gain	104,198,185	25,430,366

Change in net unrealized appreciation (depreciation)	(166,350,387)	169,578,286

Net increase (decrease) in net assets resulting from operations	(15,785,756)	229,164,922

Distributions to shareholders from net investment income:
Class A	(16,512,966)	(4,341,012)

Class B	(446,683)	(318,452)

Class C	(924,157)	(439,986)

Class R	(204,682)	(68,025)

Class Y	(1,793,839)	(259,982)

Investor Class	(23,708,603)	(19,200,186)

Institutional Class	(7,530,265)	(1,600,424)

Total distributions from net investment income	(51,121,195)	(26,228,067)

Share transactions–net:
Class A	1,816,230,981	159,508,136

Class B	3,813,410	(2,148,859)

Class C	70,079,020	10,509,311

Class R	11,604,617	3,740,809

Class Y	107,001,695	23,973,176

Investor Class	150,949,067	(38,092,722)

Institutional Class	187,308,657	179,452,634

Net increase in net assets resulting from share transactions	2,346,987,447	336,942,485

Net increase in net assets	2,280,080,496	539,879,340

Net assets:
Beginning of year	1,846,387,964	1,306,508,624

End of year (includes undistributed net investment income of $4,198,949 and $9,775,401, respectively)	$4,126,468,460	$1,846,387,964

Notes to Financial Statements

October 31, 2011

NOTE 1—Significant Accounting Policies

Invesco Diversified Dividend Fund (the “Fund”) is a series portfolio of AIM Equity Funds (Invesco Equity Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital and, secondarily, current income.
  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class. Investor Class shares of the Fund are offered only to certain grandfathered investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Investor Class and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such

13        Invesco Diversified Dividend Fund

shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about the month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.
  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more

14        Invesco Diversified Dividend Fund

of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared and paid quarterly and are recorded on ex-dividend date. Distributions from net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
J.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

15        Invesco Diversified Dividend Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $350 million	0.60%

Next $350 million	0.55%

Next $1.3 billion	0.50%

Next $2 billion	0.45%

Next $2 billion	0.40%

Next $2 billion	0.375%

Over $8 billion	0.35%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  Effective July 18, 2011, the Adviser has contractually agreed, through at least June 30, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares to 0.95%, 1.70%, 1.70%, 1.20%, 0.70%, 0.95% and 0.70%, respectively, of average daily net assets. Prior to July 18, 2011, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares to 1.00%, 1.75%, 1.75%, 1.25%, 0.75%, 1.00% and 0.75%, respectively, of average daily net assets. Prior to May 22, 2011, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 2.00% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on June 30, 2013. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.
  For the year ended October 31, 2011, the Adviser waived advisory fees of $310,323 and reimbursed class level expenses of $350,386 for Class A, Class B, Class C, Class R and Investor Class shares in proportion to the relative net assets of such classes.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2011, Invesco Ltd. reimbursed expenses of the Fund in the amount of $4,844.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C, Class R and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. The Fund, pursuant to the Investor Class Plan, reimburses IDI for its allocated share of expenses incurred pursuant to the Investor Class Plan for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the

16        Invesco Diversified Dividend Fund

Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2011, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2011, IDI advised the Fund that IDI retained $601,009 in front-end sales commissions from the sale of Class A shares and $15,210, $47,860 and $14,687 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, Invesco Ltd., IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of October 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended October 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$3,976,680,227	$184,339,346	$—	$4,161,019,573

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2011, the Fund engaged in securities purchases of $3,418,294 and securities sales of $317,190, which resulted in net realized gains (losses) of $(7,982).

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2011, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $7,337.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2011, the Fund paid legal fees of $4,858 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

17        Invesco Diversified Dividend Fund

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2011 and 2010:

	2011	2010

Ordinary income	$51,121,195	$26,228,067

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$4,712,447

Undistributed long-term gain	48,180,959

Net unrealized appreciation — investments	116,925,805

Net unrealized appreciation — other investments	458,444

Temporary book/tax differences	(513,498)

Capital loss carryforward	(59,137,141)

Shares of beneficial interest	4,015,841,444

Total net assets	$4,126,468,460

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions. Under these limitation rules, the Fund is limited to utilizing $8,514,951 of capital loss carryforward in the fiscal year ending October 31, 2012.
  The Fund utilized $64,309,574 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2011, which expires as follows:

Capital Loss
Expiration	Carryforward*

October 31, 2015	$5,528,334

October 31, 2016	15,714,878

October 31, 2017	28,049,390

Not subject to expiration	1,797,106

October 31, 2019	8,047,433

Total capital loss carryforward	$59,137,141

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code. To the extent that unrealized gains as of May 23, 2011, the date of reorganization of Invesco Financial Services Fund and Invesco Van Kampen Core Equity Fund and July 18, 2011, the date of reorganization of Invesco Dividend Growth Securities Fund into the Fund are realized on securities held in each fund at such date of reorganization, the capital loss carryforward may be further limited for up to five years from the dates of the reorganization.

18        Invesco Diversified Dividend Fund

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2011 was $1,425,097,300 and $440,868,632, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$388,026,150

Aggregate unrealized (depreciation) of investment securities	(271,100,345)

Net unrealized appreciation of investment securities	$116,925,805

Cost of investments for tax purposes is $4,044,093,768.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of partnerships and capital loss carryforward limitation, on October 31, 2011, undistributed net investment income was decreased by $637,500, undistributed net realized gain was increased by $121,477,432 and shares of beneficial interest decreased by $120,839,932. This reclassification had no effect on the net assets of the Fund.
  Further, as a result of tax deferrals and capital loss carryforward acquired in the reorganization of Invesco Financial Services Fund, Invesco Van Kampen Core Equity Fund and Invesco Dividend Growth Securities Fund into the Fund, undistributed net investment income was decreased by $184,203, undistributed net realized gain was decreased by $172,331,032 and shares of beneficial interest increased by $172,515,235. These reclassifications had no effect on the net assets of the Fund.

19        Invesco Diversified Dividend Fund

NOTE 11—Share Information

	Summary of Share Activity

	Years ended October 31,
	2011(a)		2010
	Shares	Amount	Shares	Amount

Sold:
Class A	66,279,742	$795,496,855	17,741,473	$198,943,930

Class B	1,376,543	16,509,821	864,957	9,575,681

Class C	4,304,566	52,743,160	1,725,781	19,125,381

Class R	1,509,296	18,519,878	434,907	4,923,942

Class Y	8,113,564	101,709,880	2,426,113	27,357,894

Investor Class	13,526,306	165,192,266	5,779,832	64,451,706

Institutional Class	20,650,313	251,144,633	17,487,738	195,592,288

Issued as reinvestment of dividends:
Class A	1,264,296	14,936,984	350,722	3,924,290

Class B	35,319	419,795	27,124	300,406

Class C	69,169	820,797	35,699	395,300

Class R	15,979	192,901	6,061	68,025

Class Y	123,916	1,488,712	21,472	240,666

Investor Class	1,837,909	22,064,768	1,585,813	17,720,257

Institutional Class	595,700	7,146,077	119,747	1,340,239

Issued in connection with acquisitions:(b)(c)
Class A	94,252,169	1,199,686,878	—	—

Class B	419,760	5,436,017	—	—

Class C	2,743,934	34,897,627	—	—

Class R	1,188	15,574	—	—

Class Y	3,102,285	40,176,616	—	—

Investor Class	9,786,544	128,003,179	—	—

Automatic conversion of Class B shares to Class A shares:
Class A	917,198	11,169,766	538,497	6,008,836

Class B	(926,670)	(11,169,766)	(543,901)	(6,008,836)

Reacquired:
Class A	(17,160,981)	(205,059,502)	(4,446,159)	(49,368,920)

Class B	(604,541)	(7,382,457)	(549,387)	(6,016,110)

Class C	(1,511,227)	(18,382,564)	(819,802)	(9,011,370)

Class R	(573,524)	(7,123,736)	(111,111)	(1,251,158)

Class Y	(3,035,288)	(36,373,513)	(326,604)	(3,625,384)

Investor Class	(13,417,784)	(164,311,146)	(10,833,530)	(120,264,685)

Institutional Class	(5,854,271)	(70,982,053)	(1,582,074)	(17,479,893)

Net increase in share activity	187,841,410	$2,346,987,447	29,933,368	$336,942,485

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 28% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	As of the open of business on May 23, 2011, the Fund acquired all the net assets of Invesco Financial Services Fund and Invesco Van Kampen Core Equity Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of Invesco Financial Services Fund and Invesco Van Kampen Core Equity Fund on April 14, 2011. The acquisition was accomplished by a tax-free exchange of 16,822,719 shares of the Fund for 21,975,207 and 3,949,048 shares outstanding of Invesco Financial Services Fund and Invesco Van Kampen Core Equity Fund, respectively, as of the close of business on May 20, 2011 for Invesco Financial Services Fund and Invesco Van Kampen Core Equity Fund. Each class of Invesco Financial Services Fund and Invesco Van Kampen Core Equity Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of Invesco Financial Services Fund and Invesco Van Kampen Core Equity Fund to the net asset value of the Fund on the close of business on May 20, 2011 for Invesco Financial Services Fund and Invesco Van Kampen Core Equity Fund. Invesco Financial Services Fund and Invesco Van Kampen Core Equity Fund net assets at that date of $187,141,787 and $32,737,235, respectively, including $(6,848,123) of unrealized appreciation (depreciation), was combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $2,562,693,336. The net assets of the Fund immediately following the acquisition were $2,782,572,358.
(c)	As of the open of business on July 18, 2011, the Fund acquired all the net assets of Invesco Dividend Growth Securities Fund pursuant to a plan of reorganization approved by the Trustees of the Fund on November 10, 2010 and by the shareholders of Invesco Dividend Growth Securities Fund on June 30, 2011. The acquisition was accomplished by a tax-free exchange of 93,483,161 shares of the Fund for 98,075,828 shares outstanding of Invesco Dividend Growth Securities Fund, as of the close of business on July 15, 2011 for Invesco Dividend Growth Securities Fund. Each class of Invesco Dividend Growth Securities Fund was exchanged for the like class of shares of the Fund based on the relative net asset value of Invesco Dividend Growth Securities Fund to the net asset value of the Fund on the close of business on July 15, 2011 for Invesco Dividend Growth Securities Fund. Invesco Dividend Growth Securities Fund net assets at that date of $1,188,336,869 including $153,543,395 of unrealized appreciation, was combined with those of the Fund. The net assets of the Fund immediately before the acquisition were $2,823,082,080. The net assets of the Fund immediately following the acquisition were $4,011,418,949.

20        Invesco Diversified Dividend Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

												Ratio of		Ratio of
				Net gains								expenses		expenses
				(losses) on								to average		to average net		Ratio of net
	Net asset			securities		Dividends	Distributions					net assets		assets without		investment
	value,	Net		(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income
	beginning	investment		realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expenses		and/or expenses		to average		Portfolio
	of period	income		unrealized)	operations	income	gains	Distributions	of period	Return(a)	(000s omitted)	absorbed		absorbed		net assets		turnover(b)

Class A
Year ended 10/31/11	$11.67	$0.19	(c)	$0.29	$0.48	$(0.23)	$—	$(0.23)	$11.92	4.15%	$2,121,824	0.94	%(d)	0.97	%(d)	1.64	%(d)	20%
Year ended 10/31/10	10.18	0.25	(c)	1.43	1.68	(0.19)	—	(0.19)	11.67	16.64	377,758	1.01		1.02		2.23		13
Year ended 10/31/09	9.43	0.19	(c)	0.75	0.94	(0.19)	—	(0.19)	10.18	10.42	185,274	1.11		1.12		2.17		24
Year ended 10/31/08	14.27	0.23	(c)	(3.89)	(3.66)	(0.24)	(0.94)	(1.18)	9.43	(27.56)	157,407	1.01		1.02		1.93		18
Year ended 10/31/07	13.88	0.20		0.99	1.19	(0.21)	(0.59)	(0.80)	14.27	8.86	237,467	1.00		1.00		1.45		17

Class B
Year ended 10/31/11	11.55	0.11	(c)	0.28	0.39	(0.14)	—	(0.14)	11.80	3.39	36,873	1.69	(d)	1.72	(d)	0.89	(d)	20
Year ended 10/31/10	10.08	0.16	(c)	1.42	1.58	(0.11)	—	(0.11)	11.55	15.75	32,600	1.76		1.77		1.48		13
Year ended 10/31/09	9.34	0.13	(c)	0.74	0.87	(0.13)	—	(0.13)	10.08	9.58	30,490	1.86		1.87		1.42		24
Year ended 10/31/08	14.14	0.15	(c)	(3.86)	(3.71)	(0.15)	(0.94)	(1.09)	9.34	(28.06)	36,934	1.69		1.76		1.25		18
Year ended 10/31/07	13.76	0.11		0.98	1.09	(0.12)	(0.59)	(0.71)	14.14	8.15	85,172	1.65		1.75		0.80		17

Class C
Year ended 10/31/11	11.53	0.11	(c)	0.29	0.40	(0.14)	—	(0.14)	11.79	3.48	120,031	1.69	(d)	1.72	(d)	0.89	(d)	20
Year ended 10/31/10	10.07	0.16	(c)	1.41	1.57	(0.11)	—	(0.11)	11.53	15.66	52,755	1.76		1.77		1.48		13
Year ended 10/31/09	9.33	0.13	(c)	0.74	0.87	(0.13)	—	(0.13)	10.07	9.59	36,573	1.86		1.87		1.42		24
Year ended 10/31/08	14.12	0.15	(c)	(3.85)	(3.70)	(0.15)	(0.94)	(1.09)	9.33	(28.02)	30,998	1.69		1.76		1.25		18
Year ended 10/31/07	13.74	0.11		0.98	1.09	(0.12)	(0.59)	(0.71)	14.12	8.16	52,524	1.65		1.75		0.80		17

Class R
Year ended 10/31/11	11.70	0.17	(c)	0.29	0.46	(0.20)	—	(0.20)	11.96	3.97	19,261	1.19	(d)	1.22	(d)	1.39	(d)	20
Year ended 10/31/10	10.19	0.22	(c)	1.46	1.68	(0.17)	—	(0.17)	11.70	16.55	7,693	1.26		1.27		1.98		13
Year ended 10/31/09	9.44	0.18	(c)	0.74	0.92	(0.17)	—	(0.17)	10.19	10.14	3,341	1.36		1.37		1.92		24
Year ended 10/31/08	14.28	0.20	(c)	(3.89)	(3.69)	(0.21)	(0.94)	(1.15)	9.44	(27.73)	902	1.26		1.27		1.68		18
Year ended 10/31/07	13.88	0.17		1.00	1.17	(0.18)	(0.59)	(0.77)	14.28	8.67	740	1.25		1.25		1.20		17

Class Y
Year ended 10/31/11	11.68	0.23	(c)	0.30	0.53	(0.27)	—	(0.27)	11.94	4.50	131,365	0.69	(d)	0.72	(d)	1.89	(d)	20
Year ended 10/31/10	10.19	0.28	(c)	1.43	1.71	(0.22)	—	(0.22)	11.68	16.91	31,529	0.76		0.77		2.48		13
Year ended 10/31/09	9.43	0.22	(c)	0.76	0.98	(0.22)	—	(0.22)	10.19	10.79	5,893	0.86		0.88		2.42		24
Year ended 10/31/08(e)	10.84	0.01	(c)	(1.42)	(1.41)	0.00	—	0.00	9.43	(13.01)	2,213	0.82	(f)	0.82	(f)	2.12	(f)	18

Investor Class
Year ended 10/31/11	11.66	0.21	(c)	0.29	0.50	(0.24)	—	(0.24)	11.92	4.32	1,253,533	0.87	(d)	0.90	(d)	1.71	(d)	20
Year ended 10/31/10	10.18	0.26	(c)	1.42	1.68	(0.20)	—	(0.20)	11.66	16.62	1,089,663	0.92		0.93		2.32		13
Year ended 10/31/09	9.42	0.20	(c)	0.76	0.96	(0.20)	—	(0.20)	10.18	10.63	986,096	1.01		1.03		2.27		24
Year ended 10/31/08	14.26	0.24	(c)	(3.89)	(3.65)	(0.25)	(0.94)	(1.19)	9.42	(27.50)	963,835	0.93		0.94		2.01		18
Year ended 10/31/07	13.88	0.22		0.98	1.20	(0.23)	(0.59)	(0.82)	14.26	8.91	1,472,311	0.91		0.91		1.54		17

Institutional Class
Year ended 10/31/11	11.67	0.24	(c)	0.29	0.53	(0.28)	—	(0.28)	11.92	4.53	443,581	0.58	(d)	0.59	(d)	2.00	(d)	20
Year ended 10/31/10	10.18	0.29	(c)	1.43	1.72	(0.23)	—	(0.23)	11.67	17.05	254,392	0.64		0.65		2.61		13
Year ended 10/31/09	9.43	0.23	(c)	0.75	0.98	(0.23)	—	(0.23)	10.18	10.88	58,842	0.69		0.69		2.60		24
Year ended 10/31/08	14.26	0.27	(c)	(3.88)	(3.61)	(0.28)	(0.94)	(1.22)	9.43	(27.25)	39,425	0.67		0.68		2.27		18
Year ended 10/31/07	13.88	0.25		0.98	1.23	(0.26)	(0.59)	(0.85)	14.26	9.17	53,464	0.66		0.66		1.79		17

(a)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(b)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ending October 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $1,261,900,843 and sold of $210,298,763 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Dividend Growth Fund, Invesco Financial Services Fund and Invesco Van Kampen Core Equity Fund into the Fund.
(c)	Calculated using average shares outstanding.
(d)	Ratios are based on average daily net assets (000’s) of $985,476, $37,950, $88,287, $13,558, $90,779, $1,198,323 and $344,916 for Class A, Class B, Class C, Class R, Class Y, Investor Class and Institutional Class shares, respectively.
(e)	Commencement date of October 3, 2008.
(f)	Annualized.

21        Invesco Diversified Dividend Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Equity Funds (Invesco Equity Funds)
and Shareholders of Invesco Diversified Dividend Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Diversified Dividend Fund (one of the funds constituting AIM Equity Funds (Invesco Equity Funds), hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
December 21, 2011

22        Invesco Diversified Dividend Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2011 through October 31, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
				(5% annual return before
		ACTUAL		expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/11)	(10/31/11)[1]	Period[2]	(10/31/11)	Period[2]	Ratio
A	$1,000.00	$915.80	$4.56	$1,020.44	$4.81	0.94%

B	1,000.00	912.20	8.17	1,016.66	8.62	1.69

C	1,000.00	912.80	8.17	1,016.66	8.62	1.69

R	1,000.00	914.90	5.77	1,019.18	6.08	1.19

Y	1,000.00	917.10	3.36	1,021.70	3.54	0.69

Investor	1,000.00	916.10	4.35	1,020.67	4.58	0.90

Institutional	1,000.00	917.40	2.85	1,022.23	3.01	0.59

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2011 through October 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23        Invesco Diversified Dividend Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Equity Funds (Invesco Equity Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Diversified Dividend Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 14-15, 2011, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 80% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2011. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies and limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees also considered information provided in connection with fund acquisitions approved by the Trustees to rationalize the Invesco Funds product range following the acquisition of the retail mutual fund business of Morgan Stanley (the Morgan Stanley Transaction). The Trustees recognized that the advisory fees for the Invesco Funds include advisory fees that are the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees inherited from Morgan Stanley and Van Kampen funds acquired in the Morgan Stanley Transaction. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. One Trustee may have weighed a particular piece of information differently than another Trustee.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 15, 2011, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Board met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and the advisory services are provided in accordance with the terms of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and in accordance with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.
  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Large-Cap

24        Invesco Diversified Dividend Fund

Core Funds Index. The Board noted that performance of Class A shares of the Fund was in the first quintile of the performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was above the performance of the Index for the one, three and five year periods. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual advisory fee for Class A shares of the Fund was below the median contractual advisory fee rate of funds in the expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after advisory fee waivers and before expense limitations/waivers) to the advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s rate was above the effective fee rate of two mutual funds with investment strategies comparable to those of the Fund.
  Other than the mutual funds described above, the Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not manage other mutual funds or client accounts in a manner substantially similar to the management of the Fund.
  The Board also noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least June 30, 2013 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board also considered the effect this fee waiver would have on the Fund’s total estimated expenses.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers provides services to sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board concluded that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts. The Board concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

25        Invesco Diversified Dividend Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2011:

Federal and State Income Tax

Qualified Dividend Income*	100%
Corporate Dividends Received Deduction*	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26        Invesco Diversified Dividend Fund

Trustees and Officers

The address of each trustee and officer is AIM Equity Funds (Invesco Equity Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	141	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	141	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.:

		Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	159	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	141	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	159	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and continues to serve as counsel to the Invesco Van Kampen closed-end funds.

T-1        Invesco Diversified Dividend Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Equity Funds (Invesco Equity Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees—(continued)

Bob R. Baker — 1936 Trustee	2003	Retired	141	None
		Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	141	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	141	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	159	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	141	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	141	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	1988	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	141	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	141	None
		Formerly: Chief Executive Officer, YWCA of the U.S.A.

Larry Soll — 1942 Trustee	2003	Retired	141	None
		Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)

T-2        Invesco Diversified Dividend Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Equity Funds (Invesco Equity Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees—(continued)

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	159	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired	141	Director of Long Cove Club Owners’ Association (home owner’s association)
		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).	N/A	N/A

		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

T-3        Invesco Diversified Dividend Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Equity Funds (Invesco Equity Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers—(continued)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Investor Services Inc., Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).	N/A	N/A

		Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco Diversified Dividend Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01424 and 002-25469.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

DDI-AR-1	Invesco Distributors, Inc.

Annual Report to Shareholders	October 31, 2011

Invesco Summit Fund
Nasdaq:
A: ASMMX ▪ B: BSMMX ▪ C: CSMMX ▪ P: SMMIX ▪ S: SMMSX ▪ Y: ASMYX
Institutional: SMITX

2	Letters to Shareholders
4	Performance Summary
4	Management Discussion
6	Long-Term Fund Performance
8	Supplemental Information
9	Schedule of Investments
12	Financial Statements
14	Notes to Financial Statements
21	Financial Highlights
22	Auditor’s Report
23	Fund Expenses
24	Approval of Investment Advisory and Sub-Advisory Agreements
26	Tax Information
T-1	Trustees and Officers

Letters to Shareholders

Philip Taylor
Dear Shareholders:
Enclosed is important information about your Fund and its performance. I encourage you to read this report to learn more about your Fund’s short- and long-term performance and its holdings as of the close of the reporting period. This report also includes useful information about your Fund’s management team and a discussion of how your Fund was managed during the reporting period.
     Investors are likely to confront both opportunities and challenges in 2012 – just as we did in 2011. After all, changes in market sentiment never do investors the courtesy of announcing their impending arrival, and your goals and needs may have changed, requiring changes in your financial strategy.
     That’s why the start of a new year is always a good time to catch up with your financial adviser.
He or she can explain how your investments performed in the year just ended – how each performed individually, and more important, how they performed as a diversified portfolio. Of course, it’s important to remember that an investment’s long-term performance is more important than its short-term performance. Looking ahead to the new year and evaluating your individual situation, your financial adviser can provide valuable insight into whether your investments are still appropriate for your individual needs, goals and risk tolerance.
For current information about your Fund
In addition to meeting with your financial adviser to discuss your individual situation at the start of the new year, you also may find it helpful to stay abreast of market trends and developments. Doing so may provide reassurance in times of economic uncertainty and market volatility such as we saw in 2011 – and are likely to see again in 2012.
     Invesco can help you stay informed about your investments and market trends. On our website, invesco.com/us, we provide timely market updates and commentary from many of our fund managers and other investment professionals. Also on our website, you can obtain information about your account at any hour of the day or night. I invite you to visit and explore the tools and information we offer at invesco.com/us.
Our commitment to investment excellence
As we’ve seen over the last several years, market conditions can change – often suddenly and dramatically. That’s one reason financial advisers typically advise their clients to be well diversified and to maintain a long-term investment focus. While diversification can’t guarantee a profit or protect against loss, it may cushion the impact of dramatic market moves. Maintaining a long-term investment focus for your long-term goals – financing your retirement or your children’s education, for example – may help you avoid making rash investment decisions based on short-term market swings.
     Likewise, Invesco’s investment professionals maintain a long-term focus. Across our broad array of investment products, investment excellence is our ultimate goal. Each of our funds is managed by specialized teams of investment professionals, and as a company, we maintain a single focus – investment management – that allows our fund managers to concentrate on doing what they do best: managing your money.
     Our funds are managed strictly according to their stated investment objectives and strategies, with robust risk oversight using consistent, repeatable investment processes that don’t change in response to short-term market events. This disciplined approach can’t guarantee a profit; no investment can do that, since all involve some measure of risk. But it can ensure that your money is managed the way we said it would be – according to your Fund’s objective and strategies.
     Our adherence to stated investment objectives and strategies allows your financial adviser to build a diversified portfolio that meets your individual risk tolerance and financial goals. It also means that when your goals change, your financial adviser will be able to find an Invesco fund that’s appropriate for your needs.
Questions?
If you have questions about your account, please contact one of our client service representatives at 800 959 4246. If you have a general Invesco-related question or comment for me, I invite you to email me directly at phil@invesco.com.
     All of us at Invesco look forward to serving your investment management needs for many years to come. Thank you for investing with us.
Sincerely,
Philip Taylor
Senior Managing Director, Invesco Ltd.
2 Invesco Summit Fund

Bruce Crockett
Dear Fellow Shareholders:
Although the world’s economies are gradually recovering from the financial crisis, it has not been a smooth path. Unrest in the Middle East, persistently weak job and housing markets in the U.S. and continued government balance sheet repair in Europe are contributing to a slow, labored march toward global recovery.
     In this environment, investors face risks that could make it more difficult to achieve their long-term financial goals – a secure retirement, home ownership, a child’s college education. Although the markets are complex and dynamic, there are ways to simplify the process and potentially increase your odds of achieving your goals. The best approach is to create a solid financial plan that helps you save and invest in ways that anticipate your needs over the long term.
     Your financial adviser can help you define your financial plan, develop an appropriate investment strategy and put you in a better position to achieve your financial goals over the long term. This can take some of the guesswork out of the process and help you make thoughtful investments. Your financial adviser also can help you better understand your tolerance for risk, so that your investment approach lets you sleep at night while getting you closer to your goals. Lastly, your financial adviser can develop an asset allocation strategy that seeks to balance your investment approach, providing some protection against a decline in the markets while allowing you to participate in rising markets. Invesco calls this type of approach “intentional investing.” It means thinking carefully, planning thoughtfully and acting deliberately.
     While no investment can guarantee favorable returns, your Board remains committed to managing costs and enhancing the performance of Invesco’s funds as part of our Investor First orientation. We continue to oversee the funds with the same strong sense of responsibility for your money and your continued trust that we’ve always maintained.
     Thanks to the approval of our fund shareholders, Invesco has made great progress in realigning our U.S. mutual fund product line following our acquisition of Morgan Stanley’s retail asset management business, including Van Kampen Investments. When completed, the realignment will reduce overlap in the product lineup, enhance efficiency across our product line and build a solid foundation for further growth to meet client and shareholder needs. I would like to thank those of you who voted your proxy, and I hope our shareholders haven’t been too inconvenienced by the process.
     As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of your Board, we look forward to continuing to represent your interests and serving your needs.
Sincerely,
Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees
3 Invesco Summit Fund

Management’s Discussion of Fund Performance

Performance summary
On March 22, 2011, Ryan Amerman assumed the lead management role for the Fund’s management team. On the same date, Rob Lloyd left the Fund’s management team. Additional information about Mr. Amerman appears later in this report.
     For the fiscal year ended October 31, 2011, Invesco Summit Fund, at net asset value (NAV), produced positive returns but underperformed the Fund’s benchmark, the Russell 1000 Growth Index. Underperformance was driven primarily by stock selection in several sectors.
     Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 10/31/10 to 10/31/11, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	4.25%

Class B Shares	3.40

Class C Shares	3.50

Class P Shares	4.46

Class S Shares	4.36

Class Y Shares	4.48

Institutional Class Shares	4.54

S&P 500 Index▼ (Broad Market Index)	8.07

Russell 1000 Growth Index▼ (Style-Specific Index)	9.92

Lipper Multi-Cap Growth Funds Index▼ (Peer Group Index)	7.28

Source(s): ▼Lipper Inc.

How we invest
We believe a growth investment strategy is an essential component of a diversified portfolio.
     Our investment process seeks to identify companies that generate sustainable revenue, earnings and cash flow growth that is not fully reflected in investor expectations or equity valuations.
     We begin with a quantitative model that ranks companies based on a set of growth, quality and valuation factors. This proprietary model provides an objective approach to identifying new investment opportunities.
     Our stock selection process is based on a rigorous three-step process that includes fundamental, valuation and timeliness analysis. Importantly, we search for compelling growth companies in all areas of the market, including many sectors that are not traditionally identified as growth sectors.
     Our fundamental analysis focuses on identifying industries and companies with strong fundamental drivers of high-quality growth in revenues, earnings and cash flow. Our valuation analysis focuses on identifying attractively valued stocks based on their growth potential over a two to three-year time horizon. Our timeliness analysis employs moving average analysis and other selected factors to identify the timeliness of a potential stock transaction.
     We carefully construct the portfolio with a goal to minimize unnecessary risk. We seek to accomplish this goal by diversifying portfolio holdings across sectors, industries and market capitalizations.

Additionally, we avoid building concentrated position sizes and expect to hold numerous stocks in the portfolio. Our target holding period is two to three years for each stock.
     We consider selling a stock when it no longer meets our investment criteria, based on:
■	Deteriorating fundamental business prospects.

■	Negative changes to the investment thesis.

■	Finding a more attractive opportunity.

Market conditions and your Fund
The fiscal year began with equity markets fueled on the second round of “quantitative easing” by the U.S. Federal Reserve and on an upward trend through the first quarter of 2011. However, with the spring came increased volatility and significant macroeconomic distortions due to civil unrest in Egypt and Libya, flooding in Australia and a devastating earthquake and tsunami in Japan. Corporate earnings remained strong with largely positive surprises, but were often overshadowed by investor concerns about continuing high unemployment and soft housing data.
     Although markets stabilized and were generally positive through the summer, major equity indexes sold off precipitously in August as the U.S. government struggled to raise the nation’s debt ceiling; despite an eventual agreement between the White House and Congress, credit rating agency Standard & Poor’s announced the first-ever downgrade to long-term U.S. government debt. Uncertainty created by the U.S. credit downgrade, weak consumer confidence and an intensifying debt crisis in the eurozone weighed on investors through the end of the reporting period and reignited fears of a global recession.
     In this environment, the Fund produced positive absolute returns but underper-

Portfolio Composition
By sector

Information Technology	29.1%

Consumer Discretionary	18.0

Health Care	13.0

Industrials	13.0

Energy	9.0

Consumer Staples	6.5

Financials	4.4

Materials	4.1

Money Market Funds
Plus Other Assets Less Liabilities	2.9

Top 10 Equity Holdings*

1.	Apple Inc.	6.4%

2.	Google Inc.-Class A	2.0

3.	Amazon.com, Inc.	1.9

4.	Exxon Mobil Corp.	1.9

5.	DIRECTV-Class A	1.8

6.	Rovi Corp.	1.8

7.	EMC Corp.	1.8

8.	WellPoint, Inc.	1.8

9.	Occidental Petroleum Corp.	1.7

10.	Costco Wholesale Corp.	1.7

Top Five Industries

1.	Computer Hardware	6.4%

2.	Systems Software	4.9

3.	Oil & Gas Equipment & Services	4.3

4.	Integrated Oil & Gas	3.6

5.	Data Processing & Outsourced Services	3.3

Total Net Assets	$1.6 billion

Total Number of Holdings*	96
The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.
*Excluding money market fund holdings.

4 Invesco Summit Fund

formed the Russell 1000 Growth Index during the reporting period. The Fund underperformed the index by the widest margins in the industrials, financials, consumer discretionary and energy sectors. Underperformance was driven predominately by stock selection, although an underweight position in the energy sector also detracted from performance. Since the benchmark posted positive returns for the reporting period, the Fund’s modest cash position was a relative detractor as well.
     The Fund underperformed the Russell 1000 Growth Index most significantly in the industrials sector, driven by stock selection. The largest single detractor from the Fund’s performance was construction and engineering services firm Foster Wheeler which did not win an expected contract and which was hurt as energy prices declined later in the reporting period. Examples of other holdings that were key detractors from performance included construction equipment manufacturer Terex and commercial truck and engine maker Navistar International, which were both affected by uncertainty about the prospects for global growth.
     The Fund’s underperformance in the financials sector also was driven primarily by stock selection. In this sector, holdings that detracted from the Fund’s performance included securities and investment bank Jefferies Group and regional bank Comerica. Goldman Sachs also detracted from performance as the company confronted various legal and regulatory issues that will have an uncertain financial impact on the business.
     Underperformance in the consumer discretionary sector was mainly attributable to stock selection. Cruise operator Royal Caribbean was hurt by rising fuel cost. Later in the reporting period, investors shifted out of vacation and resort stocks, fearful that a global economic slowdown would reduce consumer spending. Internet and broadcast media company Scripps Networks Interactive and auto parts manufacturer Tenneco also detracted from Fund performance during the reporting period.
     Some of the Fund’s underperformance was offset by outperformance in other sectors, including consumer staples, materials, telecommunications services and information technology (IT). The Fund outperformed by the widest margin in the consumer staples sector, driven by stock selection. Coffeemaker and specialty coffee producer Green Mountain Coffee Roasters benefitted from strong revenue and earnings growth, and increasing distribution agreements to use its Keurig single-cup brewing system. Retailer Costco Wholesale and beverage company Hansen Natural were also strong contributors to Fund performance.
     In the materials sector, holdings that contributed to performance included agriculture products maker Monsanto and miner Goldcorp. Goldcorp outperformed as government debt issues spawned renewed currency and inflation fears, driving precious metals prices higher.
     During the reporting period, the Fund held no telecommunication services stocks and it was also underweight the IT sector, both of which benefitted relative performance. Apple continued to benefit from strong growth in revenue and earnings, driven by the success of its iPad, as well as new distributors and solid demand for its iPhone. Apple was the leading contributor to Fund performance during the reporting period.
     As we’ve discussed, the stock market experienced volatility during the reporting period. We would like to caution investors against making investment decisions based on short-term performance.
     We thank you for your commitment to Invesco Summit Fund.
The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.
See important Fund and, if applicable, index disclosures later in this report.
Ryan Amerman
Chartered Financial Analyst, portfolio manager, is manager of Invesco Summit Fund. He joined Invesco in 1996.
Mr. Amerman earned a B.B.A. from Stephen F. Austin State University and an M.B.A. with an emphasis in finance from the University of St. Thomas.

5 Invesco Summit Fund

Your Fund’s Long-Term Performance
Results of a $10,000 Investment – Oldest Share Class without Sales Charges since Inception
Index data from 10/31/82, Fund data from 11/1/82
Results of a $10,000 Investment – Oldest Share Classes with Sales Charges since Inception
Fund and index data from 10/31/05

Past performance cannot guarantee comparable future results.
     The performance data shown in the first chart above is that of the Fund’s Class P shares. The data shown in this chart includes reinvested distributions and Fund expenses including management fees. Index results include reinvested dividends.
     The performance data shown in the second chart is that of the Fund’s Class A, Class B and Class C shares. The data shown in this chart includes reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges.
     Performance of an index of funds reflects fund expenses and management fees; performance of a market index does not. Performance shown in the charts and table does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.
     Both charts above are logarithmic charts, which present the fluctuations in the value of the Fund’s share class and its indexes. We believe that a logarithmic chart is more effective than other types of charts in illustrating changes in value during the early years shown in the chart. The vertical axis, the one that indicates the dollar value of an investment, is constructed with each segment representing a percent change in the value of the investment. In both charts, each segment represents a doubling, or 100% change, in the value of the investment.

6 Invesco Summit Fund

Average Annual Total Returns
As of 10/31/11, including maximum applicable sales charges

Class A Shares

Inception (10/31/05)		1.11%

5	Years	-0.97

1	Year	-1.52

Class B Shares

Inception (10/31/05)		1.16%

5	Years	-0.95

1	Year	-1.60

Class C Shares

Inception (10/31/05)		1.30%

5	Years	-0.59

1	Year	2.50

Class P Shares

Inception (11/1/82)		8.40%

10	Years	3.36

5	Years	0.31

1	Year	4.46

Class S Shares

Inception		2.12%

5	Years	0.21

1	Year	4.36

Class Y Shares

Inception		2.19%

5	Years	0.29

1	Year	4.48

Institutional Class Shares

Inception		2.27%

5	Years	0.39

1	Year	4.54
Class S shares incepted on September 25, 2009. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.
     Institutional Class shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares. Class A share performance reflects any applicable fee waivers or expense reimbursements.

Average Annual Total Returns
As of 9/30/11, the most recent calendar quarter-end, including maximum applicable sales charges

Class A Shares

Inception (10/31/05)		-0.73%

5	Years	-2.34

1	Year	-7.24

Class B Shares

Inception (10/31/05)		-0.67%

5	Years	-2.31

1	Year	-7.48

Class C Shares

Inception (10/31/05)		-0.53%

5	Years	-1.97

1	Year	-3.58

Class P Shares

Inception (11/1/82)		8.01%

10	Years	2.78

5	Years	-1.07

1	Year	-1.65

Class S Shares

Inception		0.28%

5	Years	-1.17

1	Year	-1.77

Class Y Shares

Inception		0.34%

5	Years	-1.09

1	Year	-1.56

Institutional Class Shares

Inception		0.42%

5	Years	-1.01

1	Year	-1.60
     The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.
     The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class P, Class S, Class Y and Institutional Class shares was 1.10%, 1.85%, 1.85%, 0.95%, 1.00%, 0.85% and 0.69%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.
     Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class P, Class S, Class Y and Institutional Class shares do not have a front-end sales charge or contingent deferred sales charge (CDSC); therefore, returns shown are at net asset value.
     The performance numbers shown do not reflect the creation and sales charges and other fees assessed by the AIM Summit Investors Plans, which were dissolved effective December 8, 2006.
     The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

7 Invesco Summit Fund

Invesco Summit Fund’s investment objective is long-term growth of capital.
■	Unless otherwise stated, information presented in this report is as of October 31, 2011, and is based on total net assets.

■	Unless otherwise noted, all data provided by Invesco.

■	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About share classes
■	Class B shares may not be purchased or acquired by exchange from share classes other than Class B shares. Please see the prospectus for more information.

■	Class P shares are closed to most investors. For more information on who may continue to invest in Class P shares, please see the Fund’s prospectus.

■	Class S shares are closed to most investors. See the prospectus for more information.

■	Class Y shares are available to only certain investors. Please see the prospectus for more information.

■	Institutional Class shares are offered exclusively to institutional investors, including defined contribution plans that meet certain criteria. Please see the prospectus for more information.

Principal risks of investing in the Fund
■	Developing markets risk. Securities issued by foreign companies and governments located in developing countries may be affected more negatively by inflation, devaluation of their currencies, higher transaction costs, delays in settlement, adverse political developments, the introduction of capital controls, withholding taxes, nationalization of private assets, expropriation, social unrest, war or lack of timely information than those in developed countries.

■	Foreign securities risk. The Fund’s foreign investments may be affected by changes in a foreign country’s exchange rates; political and social instability; changes in economic or taxation policies; difficulties when enforcing obligations; decreased liquidity; and increased volatility. Foreign companies may be subject to less regulation resulting in less publicly available information about the companies.
■	Growth investing risk. Growth stocks tend to be more expensive relative to their earnings or assets compared with other types of stock. As a result they tend to be more sensitive to changes in their earnings and can be more volatile.

■	Management risk. The investment techniques and risk analysis used by the Fund’s portfolio managers may not produce the desired results.

■	Market risk. The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment; general economic and market conditions; regional or global instability; and currency and interest rate fluctuations.

About indexes used in this report
■	The S&P 500® Index is an unmanaged index considered representative of the U.S. stock market.

■	The Russell 1000® Growth Index is an unmanaged index considered representative of large-cap growth stocks. The Russell 1000 Growth Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

■	The Lipper Multi-Cap Growth Funds Index is an unmanaged index considered representative of multi-cap growth funds tracked by Lipper.

■	The Fund is not managed to track the performance of any particular index, including the index(es) defined here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information
■	The Chartered Financial Analyst® (CFA®) designation is globally recognized and attests to a charterholder’s success in a rigorous and comprehensive study program in the field of investment management and research analysis.

■	The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

■	Industry classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Nasdaq Symbols

Class A Shares	ASMMX
Class B Shares	BSMMX
Class C Shares	CSMMX
Class P Shares	SMMIX
Class S Shares	SMMSX
Class Y Shares	ASMYX
Institutional Class Shares	SMITX

8 Invesco Summit Fund

Schedule of Investments(a)

October 31, 2011

	Shares	Value

Common Stocks & Other Equity Interests–97.10%
Aerospace & Defense–2.33%
Precision Castparts Corp.	130,803	$21,340,510

Rockwell Collins, Inc.	272,869	15,234,276

		36,574,786

Apparel, Accessories & Luxury Goods–2.04%
Coach, Inc.	381,934	24,852,445

Prada S.p.A. (Italy)(b)(c)	1,487,500	7,160,767

		32,013,212

Asset Management & Custody Banks–0.96%
Affiliated Managers Group, Inc.(b)	89,325	8,272,388

Ameriprise Financial, Inc.	145,666	6,799,689

		15,072,077

Auto Parts & Equipment–1.33%
Autoliv, Inc. (Sweden)	81,446	4,705,135

Johnson Controls, Inc.	227,312	7,485,384

Tenneco Inc.(b)	264,734	8,662,097

		20,852,616

Automobile Manufacturers–0.45%
Honda Motor Co., Ltd. (Japan)	236,600	7,131,502

Biotechnology–2.97%
Acorda Therapeutics Inc.(b)	433,098	9,458,860

Amgen Inc.	226,832	12,990,669

Gilead Sciences, Inc.(b)	580,912	24,200,794

		46,650,323

Broadcasting–1.27%
Scripps Networks Interactive, Inc.–Class A	468,537	19,903,452

Cable & Satellite–3.20%
Comcast Corp.–Class A	918,685	21,543,163

DIRECTV–Class A(b)	633,331	28,791,227

		50,334,390

Communications Equipment–2.58%
F5 Networks, Inc.(b)	149,893	15,581,377

QUALCOMM, Inc.	482,275	24,885,390

		40,466,767

Computer Hardware–6.37%
Apple Inc.(b)	247,337	100,117,071

Computer Storage & Peripherals–1.80%
EMC Corp.(b)	1,152,238	28,241,353

Construction & Engineering–1.14%
Fluor Corp.	91,001	5,173,407

Foster Wheeler AG (Switzerland)(b)	600,497	12,802,596

		17,976,003

Construction & Farm Machinery & Heavy Trucks–2.82%
AGCO Corp.(b)	289,896	12,706,142

Cummins Inc.	107,649	10,703,540

Navistar International Corp.(b)	414,448	17,435,827

Terex Corp.(b)(d)	210,908	3,509,509

		44,355,018

Consumer Finance–0.55%
American Express Co.	172,103	8,711,854

Data Processing & Outsourced Services–3.26%
Genpact Ltd. (Bermuda)(b)	794,944	12,838,346

MasterCard, Inc.–Class A	36,696	12,742,319

Visa Inc.–Class A	275,378	25,681,752

		51,262,417

Department Stores–2.06%
Kohl’s Corp.	324,485	17,200,950

Macy’s, Inc.	494,456	15,095,742

		32,296,692

Diversified Banks–0.88%
Banco Bradesco S.A.–ADR (Brazil)(d)	533,233	9,704,841

Comerica Inc.	159,977	4,087,412

		13,792,253

Electrical Components & Equipment–0.97%
Cooper Industries PLC (Ireland)	290,302	15,229,243

Electronic Components–0.99%
Amphenol Corp.–Class A	328,947	15,621,693

Fertilizers & Agricultural Chemicals–2.10%
Monsanto Co.	247,404	17,998,641

Mosaic Co. (The)	256,704	15,032,586

		33,031,227

Food Retail–1.16%
Kroger Co. (The)	784,042	18,174,094

Footwear–1.42%
Deckers Outdoor Corp.(b)	193,255	22,270,706

Gold–1.00%
Goldcorp, Inc. (Canada)	320,468	15,651,657

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9        Invesco Summit Fund

	Shares	Value

Health Care Distributors–0.45%
Owens & Minor, Inc.	238,993	$7,150,671

Health Care Services–1.85%
Express Scripts, Inc.(b)	482,269	22,054,162

Medco Health Solutions, Inc.(b)	128,691	7,059,988

		29,114,150

Health Care Technology–0.82%
Allscripts Healthcare Solutions, Inc.(b)	677,128	12,967,001

Heavy Electrical Equipment–0.82%
ABB Ltd. (Switzerland)	680,007	12,821,471

Home Improvement Retail–1.11%
Home Depot, Inc. (The)	485,895	17,395,041

Homefurnishing Retail–1.65%
Bed Bath & Beyond Inc.(b)	419,039	25,913,372

Hotels, Resorts & Cruise Lines–0.86%
Royal Caribbean Cruises Ltd.	456,760	13,574,907

Household Products–0.55%
Procter & Gamble Co. (The)	135,826	8,691,506

Human Resource & Employment Services–0.60%
Robert Half International, Inc.	354,644	9,373,241

Hypermarkets & Super Centers–1.70%
Costco Wholesale Corp.	320,088	26,647,326

Industrial Conglomerates–0.54%
Danaher Corp.	176,467	8,532,179

Industrial Gases–0.68%
Praxair, Inc.	105,435	10,719,576

Industrial Machinery–1.16%
Ingersoll-Rand PLC (Ireland)	586,474	18,256,936

Integrated Oil & Gas–3.57%
Exxon Mobil Corp.	372,440	29,083,839

Occidental Petroleum Corp.	291,122	27,056,879

		56,140,718

Internet Retail–1.91%
Amazon.com, Inc.(b)	140,350	29,966,128

Internet Software & Services–3.09%
eBay Inc.(b)	300,115	9,552,661

Google Inc.–Class A(b)	52,321	31,007,517

VeriSign, Inc.	250,118	8,026,287

		48,586,465

Investment Banking & Brokerage–0.91%
Goldman Sachs Group, Inc. (The)	82,640	9,053,212

Jefferies Group, Inc.	400,000	5,304,000

		14,357,212

IT Consulting & Other Services–1.75%
Accenture PLC–Class A (Ireland)	310,023	18,681,986

Cognizant Technology Solutions Corp.–Class A(b)	121,639	8,849,237

		27,531,223

Life Sciences Tools & Services–0.83%
Agilent Technologies, Inc.(b)	352,547	13,068,917

Managed Health Care–3.06%
UnitedHealth Group Inc.	413,638	19,850,488

WellPoint, Inc.	409,324	28,202,423

		48,052,911

Oil & Gas Drilling–0.49%
Ensco PLC–ADR (United Kingdom)	154,360	7,665,518

Oil & Gas Equipment & Services–4.34%
Cameron International Corp.(b)	357,304	17,557,918

Halliburton Co.	293,213	10,954,438

Schlumberger Ltd.	314,593	23,113,148

Superior Energy Services, Inc.(b)	586,767	16,499,888

		68,125,392

Oil & Gas Exploration & Production–0.59%
Apache Corp.	93,812	9,346,490

Other Diversified Financial Services–1.09%
JPMorgan Chase & Co.	490,710	17,057,080

Packaged Foods & Meats–0.49%
Green Mountain Coffee Roasters, Inc.(b)	117,641	7,649,018

Pharmaceuticals–3.02%
Abbott Laboratories	261,563	14,090,399

Medicis Pharmaceutical Corp.–Class A	228,000	8,730,120

Pfizer Inc.	953,162	18,357,900

Shire PLC (United Kingdom)	199,368	6,254,200

		47,432,619

Railroads–1.12%
Union Pacific Corp.	176,457	17,569,823

Semiconductor Equipment–1.04%
Novellus Systems, Inc.(b)	472,126	16,311,953

Semiconductors–2.04%
Broadcom Corp.–Class A	466,470	16,834,902

Micron Technology, Inc.(b)	1,386,823	7,752,341

Xilinx, Inc.	222,617	7,448,765

		32,036,008

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10        Invesco Summit Fund

	Shares	Value

Soft Drinks–2.61%
Coca-Cola Co. (The)	206,169	$14,085,466

Hansen Natural Corp.(b)	64,627	5,757,619

PepsiCo, Inc.	336,390	21,175,751

		41,018,836

Specialty Chemicals–0.29%
Rockwood Holdings Inc.(b)	100,329	4,619,147

Specialty Stores–0.75%
Vitamin Shoppe, Inc.(b)	311,740	11,755,715

Systems Software–4.93%
Check Point Software Technologies Ltd. (Israel)(b)	447,775	25,805,273

Oracle Corp.	704,192	23,076,372

Rovi Corp.(b)	576,919	28,580,567

		77,462,212

Technology Distributors–1.21%
Avnet, Inc.(b)	625,706	18,965,149

Trading Companies & Distributors–0.48%
Air Lease Corp.(b)(d)	334,584	7,471,261

Trucking–1.05%
J.B. Hunt Transport Services, Inc.	390,453	16,520,066

Total Common Stocks & Other Equity Interests (Cost $1,300,298,557)		1,525,597,644

Money Market Funds–2.94%
Liquid Assets Portfolio–Institutional Class(e)	23,077,781	23,077,781

Premier Portfolio–Institutional Class(e)	23,077,781	23,077,781

Total Money Market Funds (Cost $46,155,562)		46,155,562

TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–100.04% (Cost $1,346,454,119)		1,571,753,206

Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.80%
Liquid Assets Portfolio–Institutional Class (Cost $12,621,112)(e)(f)	12,621,112	12,621,112

TOTAL INVESTMENTS–100.84% (Cost $1,359,075,231)		1,584,374,318

OTHER ASSETS LESS LIABILITIES–(0.84)%		(13,211,633)

NET ASSETS–100.00%		$1,571,162,685

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at October 31, 2011 represented less than 1% of the Fund’s Net Assets.
(d)	All or a portion of this security was out on loan at October 31, 2011.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser.
(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11        Invesco Summit Fund

Statement of Assets and Liabilities

October 31, 2011

Assets:
Investments, at value (Cost $1,300,298,557)*	$1,525,597,644

Investments in affiliated money market funds, at value and cost	58,776,674

Total investments, at value (Cost $1,359,075,231)	1,584,374,318

Receivable for:
Investments sold	2,169,746

Fund shares sold	23,849

Dividends	580,400

Investment for trustee deferred compensation and retirement plans	97,337

Other assets	49,703

Total assets	1,587,295,353

Liabilities:
Payable for:
Investments purchased	1,862,836

Fund shares reacquired	800,091

Collateral upon return of securities loaned	12,621,112

Accrued fees to affiliates	387,435

Accrued other operating expenses	122,312

Trustee deferred compensation and retirement plans	338,882

Total liabilities	16,132,668

Net assets applicable to shares outstanding	$1,571,162,685

Net assets consist of:
Shares of beneficial interest	$1,558,828,110

Undistributed net investment income	2,041,670

Undistributed net realized gain (loss)	(215,005,413)

Unrealized appreciation	225,298,318

$1,571,162,685

Net Assets:
Class A	$17,762,564

Class B	$1,085,326

Class C	$1,968,189

Class P	$1,545,006,050

Class S	$4,077,999

Class Y	$1,186,011

Institutional Class	$76,546

Shares outstanding, $0.001 par value per share, with an unlimited number of shares authorized:
Class A	1,537,107

Class B	96,537

Class C	175,303

Class P	132,891,122

Class S	352,181

Class Y	102,381

Institutional Class	6,598

Class A:
Net asset value per share	$11.56

Maximum offering price per share
(Net asset value of $11.56 divided by 94.50%)	$12.23

Class B:
Net asset value and offering price per share	$11.24

Class C:
Net asset value and offering price per share	$11.23

Class P:
Net asset value and offering price per share	$11.63

Class S:
Net asset value and offering price per share	$11.58

Class Y:
Net asset value and offering price per share	$11.58

Institutional Class:
Net asset value and offering price per share	$11.60

*	At October 31, 2011, securities with an aggregate value of $11,875,577 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12        Invesco Summit Fund

Statement of Operations

For the year ended October 31, 2011

Investment income:
Dividends (net of foreign withholding taxes of $77,379)	$17,883,231

Dividends from affiliated money market funds (includes securities lending income of $56,303)	131,070

Total investment income	18,014,301

Expenses:
Advisory fees	10,861,013

Administrative services fees	431,489

Custodian fees	41,122

Distribution fees:
Class A	51,286

Class B	13,664

Class C	22,609

Class P	1,673,879

Class S	6,565

Transfer agent fees — A, B, C, P, S and Y	2,326,236

Transfer agent fees — Institutional	14

Trustees’ and officers’ fees and benefits	70,271

Other	227,390

Total expenses	15,725,538

Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(125,730)

Net expenses	15,599,808

Net investment income	2,414,493

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (includes net gains from securities sold to affiliates of $3,588,989)	168,304,452

Foreign currencies	(35,486)

168,268,966

Change in net unrealized appreciation (depreciation) of:
Investment securities	(90,415,441)

Foreign currencies	(4,584)

(90,420,025)

Net realized and unrealized gain	77,848,941

Net increase in net assets resulting from operations	$80,263,434

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13        Invesco Summit Fund

Statement of Changes in Net Assets

For the years ended October 31, 2011 and 2010

	2011	2010

Operations:
Net investment income	$2,414,493	$2,421,042

Net realized gain	168,268,966	98,587,424

Change in net unrealized appreciation (depreciation)	(90,420,025)	159,755,416

Net increase in net assets resulting from operations	80,263,434	260,763,882

Distributions to shareholders from net investment income:
Class A	(3,313)	(169,408)

Class P	(2,510,910)	(11,744,584)

Class S	(5,625)	(12,656)

Class Y	(3,614)	(20,529)

Institutional Class	(45)	(117,708)

Total distributions from net investment income	(2,523,507)	(12,064,885)

Share transactions–net:
Class A	(5,212,938)	(6,314,941)

Class B	(443,494)	(755,275)

Class C	(566,763)	(1,127,062)

Class P	(194,783,601)	(152,187,927)

Class S	(350,730)	3,565,301

Class Y	(314,455)	(1,026,239)

Institutional Class	60,364	(12,441,890)

Net increase (decrease) in net assets resulting from share transactions	(201,611,617)	(170,288,033)

Net increase (decrease) in net assets	(123,871,690)	78,410,964

Net assets:
Beginning of year	1,695,034,375	1,616,623,411

End of year (includes undistributed net investment income of $2,041,670 and $2,186,171, respectively)	$1,571,162,685	$1,695,034,375

Notes to Financial Statements

October 31, 2011

NOTE 1—Significant Accounting Policies

Invesco Summit Fund (the “Fund”) is a series portfolio of AIM Equity Funds (Invesco Equity Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of six separate portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.
  The Fund’s investment objective is long-term growth of capital.
  The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class P, Class S, Class Y and Institutional Class. Class P shares are not sold to members of the general public. Only shareholders who had accounts in the AIM Summit Investors Plans I and AIM Summit Investors Plans II at the close of business on December 8, 2006, may continue to purchase Class P shares. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class P, Class S, Class Y and Institutional Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert. Generally, Class B shares will automatically convert to Class A shares on or about month-end which is at least eight years after the date of purchase. Redemption of Class B shares prior to conversion date will be subject to a CDSC.

14        Invesco Summit Fund

  The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.
A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and ask prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).
Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.
Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate, yield, quality, type of issue, coupon rate, maturity, individual trading characteristics and other market data. Debt securities are subject to interest rate and credit risks. In addition, all debt securities involve some risk of default with respect to interest and/or principal payments.
Foreign securities (including foreign exchange contracts) are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economical upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.
Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including Corporate Loans.
Securities for which market quotations are not readily available or are unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.
Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.
The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.
Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.
The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.
C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees

15        Invesco Summit Fund

and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income and net realized capital gain, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.
F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to the Institutional Class are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, is included in Dividends from affiliates on the Statement of Operations. The aggregate value of securities out on loan is shown as a footnote on the Statement of Assets and Liabilities, if any.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.
The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.
K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

16        Invesco Summit Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $10 million	1.00%

Next $140 million	0.75%

Over $150 million	0.625%

  Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).
  The Adviser has contractually agreed, through at least February 28, 2013, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class P, Class S, Class Y and Institutional Class shares to 2.00%, 2.75%, 2.75%, 1.85%, 1.90%, 1.75% and 1.75%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless the Board of the Trustees and Invesco mutually agree to amend or continue the fee waiver agreement, it will terminate on February 28, 2013. The Adviser did not waiver fees and/or reimburse expenses during the period under this expense limitation.
  Further, the Adviser has contractually agreed, through at least June 30, 2012, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.
  For the year ended October 31, 2011, the Adviser waived advisory fees of $113,617.
  At the request of the Trustees of the Trust, Invesco Ltd. agreed to reimburse expenses incurred by the Fund in connection with market timing matters in the Invesco Funds, which may include legal, audit, shareholder reporting, communications and trustee expenses. These expenses along with the related expense reimbursement are included in the Statement of Operations. For the year ended October 31, 2011, Invesco Ltd. reimbursed expenses of the Fund in the amount of $4,564.
  The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as administrative services fees.
  The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended October 31, 2011, expenses incurred under the agreement are shown in the Statement of Operations as transfer agent fees.
  The Fund has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class P, Class S, Class Y and Institutional Class shares. The Fund has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C shares, Class P shares and Class S shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares, 0.10% of Class P shares and 0.15% of Class S shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the year ended October 31, 2011, expenses incurred under the Plans are shown in the Statement of Operations as distribution fees.
  Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended October 31, 2011, IDI advised the Fund that IDI retained $8,579 in front-end sales commissions from the sale of Class A shares and $598, $1,190 and $113 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.
  Certain officers and trustees of the Trust are officers and directors of the Adviser, Invesco Ltd., IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs

17        Invesco Summit Fund

(Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.
  The following is a summary of the tiered valuation input levels, as of October 31, 2011. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.
  During the year ended October 31, 2011, there were no significant transfers between investment levels.

	Level 1	Level 2	Level 3	Total

Equity Securities	$1,557,260,578	$27,113,740	$—	$1,584,374,318

NOTE 4—Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended October 31, 2011, the Fund engaged in securities purchases of $7,517,546 and securities sales of $7,481,078, which resulted in net realized gains of $3,588,989.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in Demand Deposit Accounts (DDA) used by the transfer agent for clearing shareholder transactions. For the year ended October 31, 2011, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $7,549.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and “Trustees’ and Officers’ Fees and Benefits” also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees are eligible to participate in a retirement plan that provides for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. “Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.
  During the year ended October 31, 2011, the Fund paid legal fees of $4,296 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Independent Trustees. A partner of that firm is a Trustee of the Trust.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with The State Street Bank and Trust Company, the custodian bank. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended October 31, 2011 and 2010:

	2011	2010

Ordinary income	$2,523,507	$12,064,885

18        Invesco Summit Fund

Tax Components of Net Assets at Period-End:

2011

Undistributed ordinary income	$2,368,221

Net unrealized appreciation — investments	223,669,660

Net unrealized appreciation (depreciation) — other investments	(769)

Temporary book/tax differences	(326,550)

Capital loss carryforward	(213,375,987)

Shares of beneficial interest	1,558,828,110

Total net assets	$1,571,162,685

  The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales.
  The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.
  Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.
  The Fund utilized $169,417,713 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of October 31, 2011, which expires as follows:

Capital Loss
Expiration	Carryforward*

October 31, 2017	$213,375,987

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended October 31, 2011 was $972,626,698 and $1,098,799,349, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed Federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis

Aggregate unrealized appreciation of investment securities	$308,759,864

Aggregate unrealized (depreciation) of investment securities	(85,090,204)

Net unrealized appreciation of investment securities	$223,669,660

Cost of investments for tax purposes is $1,360,704,658.

NOTE 10—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of foreign currency transactions on October 31, 2011, undistributed net investment income was decreased by $35,487 and undistributed net realized gain (loss) was increased by $35,487. This reclassification had no effect on the net assets of the Fund.

19        Invesco Summit Fund

NOTE 11—Share Information

	Summary of Share Activity

	Year ended October 31,
	2011		2010
	Shares	Amount	Shares	Amount

Sold:
Class A	508,790	$6,129,306	446,552	$4,589,624

Class B	17,167	207,420	27,714	279,942

Class C	24,066	277,838	25,925	262,729

Class P	6,476,302	76,780,988	8,626,855	88,625,316

Class S	38,623	460,009	394,737	4,040,000

Class Y	9,809	115,595	34,863	353,477

Institutional Class	5,898	63,637	—	—

Issued as reinvestment of dividends:
Class A	279	3,254	16,035	162,592

Class P	211,545	2,481,425	1,136,972	11,574,373

Class S	481	5,625	1,247	12,656

Class Y	307	3,586	1,998	20,260

Institutional Class	—	—	11,608	117,708

Automatic conversion of Class B shares to Class A shares:
Class A	21,541	256,625	33,603	348,633

Class B	(22,065)	(256,625)	(34,189)	(348,633)

Reacquired:
Class A	(975,621)	(11,602,123)	(1,115,490)	(11,415,790)

Class B	(34,532)	(394,289)	(68,424)	(686,584)

Class C	(73,184)	(844,601)	(137,599)	(1,389,791)

Class P	(22,958,368)	(274,046,014)	(24,447,256)	(252,387,616)

Class S	(69,011)	(816,364)	(46,539)	(487,355)

Class Y	(35,715)	(433,636)	(139,078)	(1,399,976)

Institutional Class	(293)	(3,273)	(1,195,995)	(12,559,598)

Net increase (decrease) in share activity	(16,853,981)	$(201,611,617)	(16,426,461)	$(170,288,033)

20        Invesco Summit Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Ratio of		Ratio of
			Net gains								expenses		expenses
			(losses)								to average		to average net		Ratio of net
	Net asset	Net	on securities		Dividends	Distributions					net assets		assets without		investment
	value,	investment	(both	Total from	from net	from net		Net asset		Net assets,	with fee waivers		fee waivers		income (loss)
	beginning	income	realized and	investment	investment	realized	Total	value, end	Total	end of period	and/or expense		and/or expense		to average		Portfolio
	of period	(loss)(a)	unrealized)	operations	income	gains	Distributions	of period	Return(b)	(000s omitted)	absorbed		absorbed		net assets		turnover(c)

Class A
Year ended 10/31/11	$11.09	$0.00	$0.47	$0.47	$(0.00)	$—	$(0.00)	$11.56	4.25%	$17,763	1.06	%(d)	1.07	%(d)	0.00	%(d)	59%
Year ended 10/31/10	9.55	0.00	1.61	1.61	(0.07)	—	(0.07)	11.09	16.89	21,981	1.09		1.10		0.00		53
Year ended 10/31/09	9.81	0.06	0.33	0.39	(0.05)	(0.60)	(0.65)	9.55	4.99	24,855	1.12		1.13		0.70		89
Year ended 10/31/08	15.42	0.05	(5.40)	(5.35)	(0.06)	(0.20)	(0.26)	9.81	(35.26)	25,529	1.06		1.07		0.34		79
Year ended 10/31/07	12.74	0.05	2.70	2.75	(0.07)	—	(0.07)	15.42	21.65	11,591	1.08		1.08		0.37		41

Class B
Year ended 10/31/11	10.87	(0.09)	0.46	0.37	—	—	—	11.24	3.40	1,085	1.81	(d)	1.82	(d)	(0.75	)(d)	59
Year ended 10/31/10	9.37	(0.08)	1.58	1.50	—	—	—	10.87	16.01	1,477	1.84		1.85		(0.75)		53
Year ended 10/31/09	9.64	(0.00)	0.33	0.33	—	(0.60)	(0.60)	9.37	4.31	1,975	1.87		1.88		(0.05)		89
Year ended 10/31/08	15.20	(0.05)	(5.30)	(5.35)	(0.01)	(0.20)	(0.21)	9.64	(35.70)	3,256	1.81		1.82		(0.41)		79
Year ended 10/31/07	12.64	(0.05)	2.66	2.61	(0.05)	—	(0.05)	15.20	20.74	2,727	1.83		1.83		(0.38)		41

Class C
Year ended 10/31/11	10.85	(0.09)	0.47	0.38	—	—	—	11.23	3.50	1,968	1.81	(d)	1.82	(d)	(0.75	)(d)	59
Year ended 10/31/10	9.36	(0.08)	1.57	1.49	—	—	—	10.85	15.92	2,435	1.84		1.85		(0.75)		53
Year ended 10/31/09	9.63	(0.00)	0.33	0.33	—	(0.60)	(0.60)	9.36	4.31	3,145	1.87		1.88		(0.05)		89
Year ended 10/31/08	15.20	(0.05)	(5.31)	(5.36)	(0.01)	(0.20)	(0.21)	9.63	(35.77)	4,408	1.81		1.82		(0.41)		79
Year ended 10/31/07	12.64	(0.05)	2.66	2.61	(0.05)	—	(0.05)	15.20	20.74	995	1.83		1.83		(0.38)		41

Class P
Year ended 10/31/11	11.15	0.02	0.48	0.50	(0.02)	—	(0.02)	11.63	4.46	1,545,006	0.91	(d)	0.92	(d)	0.15	(d)	59
Year ended 10/31/10	9.60	0.02	1.60	1.62	(0.07)	—	(0.07)	11.15	16.97	1,663,462	0.94		0.95		0.15		53
Year ended 10/31/09	9.85	0.08	0.33	0.41	(0.06)	(0.60)	(0.66)	9.60	5.22	1,572,776	0.97		0.98		0.85		89
Year ended 10/31/08	15.47	0.07	(5.42)	(5.35)	(0.07)	(0.20)	(0.27)	9.85	(35.17)	1,554,240	0.91		0.92		0.49		79
Year ended 10/31/07	12.77	0.07	2.71	2.78	(0.08)	—	(0.08)	15.47	21.85	2,594,668	0.92		0.94		0.52		41

Class S
Year ended 10/31/11	11.11	0.01	0.47	0.48	(0.01)	—	(0.01)	11.58	4.36	4,078	0.96	(d)	0.97	(d)	0.10	(d)	59
Year ended 10/31/10	9.56	0.01	1.61	1.62	(0.07)	—	(0.07)	11.11	16.99	4,246	0.99		1.00		0.10		53
Year ended 10/31/09(e)	9.65	0.01	(0.10)	(0.09)	—	—	—	9.56	(0.93)	312	0.95	(f)	0.96	(f)	0.87	(f)	89

Class Y
Year ended 10/31/11	11.11	0.03	0.47	0.50	(0.03)	—	(0.03)	11.58	4.48	1,186	0.81	(d)	0.82	(d)	0.25	(d)	59
Year ended 10/31/10	9.56	0.03	1.60	1.63	(0.08)	—	(0.08)	11.11	17.14	1,422	0.84		0.85		0.25		53
Year ended 10/31/09	9.81	0.09	0.32	0.41	(0.06)	(0.60)	(0.66)	9.56	5.26	2,201	0.87		0.88		0.95		89
Year ended 10/31/08(e)	10.98	0.00	(1.17)	(1.17)	—	—	—	9.81	(10.66)	224	0.85	(f)	0.86	(f)	0.55	(f)	79

Institutional Class
Year ended 10/31/11	11.14	0.04	0.47	0.51	(0.05)	—	(0.05)	11.60	4.54	77	0.74	(d)	0.75	(d)	0.32	(d)	59
Year ended 10/31/10	9.58	0.04	1.62	1.66	(0.10)	—	(0.10)	11.14	17.42	11	0.68		0.69		0.41		53
Year ended 10/31/09	9.81	0.10	0.33	0.43	(0.06)	(0.60)	(0.66)	9.58	5.48	11,358	0.67		0.68		1.15		89
Year ended 10/31/08(e)	10.98	0.00	(1.17)	(1.17)	—	—	—	9.81	(10.66)	10,762	0.80	(f)	0.81	(f)	0.60	(f)	79

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are based on average daily net assets (000’s omitted) of $20,515, $1,366, $2,261, $1,673,879, $4,377, $1,344 and $21 for Class A, Class B, Class C, Class P, Class S, Class Y and Institutional Class shares, respectively.
(e)	Commencement date of September 25, 2009 for Class S shares and October 3, 2008 for Class Y and Institutional Class shares.
(f)	Annualized.

21        Invesco Summit Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Equity Funds (Invesco Equity Funds)
and Shareholders of Invesco Summit Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Invesco Summit Fund (one of the funds constituting AIM Equity Funds (Invesco Equity Funds), hereafter referred to as the “Fund”) at October 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Houston, Texas
December 21, 2011

22        Invesco Summit Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, and redemption fees, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period May 1, 2011 through October 31, 2011.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.
  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions, and redemption fees, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

				HYPOTHETICAL
		ACTUAL		(5% annual return before expenses)
	Beginning	Ending	Expenses	Ending	Expenses	Annualized
	Account Value	Account Value	Paid During	Account Value	Paid During	Expense
Class	(05/01/11)	(10/31/11)[1]	Period[2]	(10/31/11)	Period[2]	Ratio
A	$1,000.00	$911.00	$5.18	$1,019.79	$5.47	1.07%

B	1,000.00	907.20	8.77	1,016.01	9.27	1.82

C	1,000.00	907.10	8.77	1,016.01	9.27	1.82

P	1,000.00	911.40	4.45	1,020.55	4.71	0.92

S	1,000.00	911.10	4.69	1,020.29	4.96	0.97

Y	1,000.00	911.10	3.97	1,021.05	4.20	0.82

Institutional	1,000.00	911.90	3.61	1,021.42	3.82	0.75

[1]	The actual ending account value is based on the actual total return of the Fund for the period May 1, 2011 through October 31, 2011, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half year.

23        Invesco Summit Fund

Approval of Investment Advisory and Sub-Advisory Contracts

The Board of Trustees (the Board) of AIM Equity Funds (Invesco Equity Funds) is required under the Investment Company Act of 1940, as amended, to approve annually the renewal of the Invesco Summit Fund (the Fund) investment advisory agreement with Invesco Advisers, Inc. (Invesco Advisers) and the Master Intergroup Sub-Advisory Contract for Mutual Funds (the sub-advisory contracts) with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the Affiliated Sub-Advisers). During contract renewal meetings held on June 14-15, 2011, the Board as a whole, and the disinterested or “independent” Trustees, who comprise 85% of the Board, voting separately, approved the continuance of the Fund’s investment advisory agreement and the sub-advisory contracts for another year, effective July 1, 2011. In doing so, the Board considered the process that it follows in reviewing and approving the Fund’s investment advisory agreement and sub-advisory contracts and the information that it is provided. The Board determined that the Fund’s investment advisory agreement and the sub-advisory contracts are in the best interests of the Fund and its shareholders and the compensation to Invesco Advisers and the Affiliated Sub-Advisers under the agreements is fair and reasonable.

The Board’s Fund Evaluation Process
The Board’s Investments Committee has established three Sub-Committees, each of which is responsible for overseeing the management of a number of the series portfolios of the funds advised by Invesco Advisers (the Invesco Funds). The Sub-Committees meet throughout the year to review the performance of their assigned funds, including reviewing materials prepared under the direction of the independent Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees. Over the course of each year, the Sub-Committees meet with portfolio managers for their assigned Invesco Funds and other members of management to review the performance, investment objective(s), policies, strategies and limitations and investment risks of these funds. The Sub-Committees meet regularly and at designated contract renewal meetings each year to conduct a review of the performance, fees, expenses and other matters related to their assigned Invesco Funds. Each Sub-Committee recommends to the Investments Committee, which in turn recommends to the full Board, whether to approve the continuance of each Invesco Fund’s investment advisory agreement and sub-advisory contracts for another year.
  During the contract renewal process, the Trustees receive comparative performance and fee data regarding the Invesco Funds prepared by Invesco Advisers and an independent company, Lipper, Inc. (Lipper). The Trustees also receive an independent written evaluation from the Senior Officer. The Senior Officer’s evaluation is prepared as part of his responsibility to manage the process by which the Invesco Funds’ proposed management fees are negotiated during the annual contract renewal process to ensure they are negotiated in a manner that is at arms’ length and reasonable. The independent Trustees are assisted in their annual evaluation of the Fund’s investment advisory agreement by the Senior Officer and by independent legal counsel. The independent Trustees also discuss the continuance of the investment advisory agreement and sub-advisory contracts in private sessions with the Senior Officer and counsel.
  In evaluating the fairness and reasonableness of the Fund’s investment advisory agreement and sub-advisory contracts, the Board considered, among other things, the factors discussed below. The Trustees also considered information provided in connection with fund acquisitions approved by the Trustees to rationalize the Invesco Funds product range following the acquisition of the retail mutual fund business of Morgan Stanley (the Morgan Stanley Transaction). The Trustees recognized that the advisory fees for the Invesco Funds include advisory fees that are the result of years of review and negotiation between the Trustees and Invesco Advisers as well as advisory fees inherited from Morgan Stanley and Van Kampen funds acquired in the Morgan Stanley Transaction. The Trustees’ deliberations and conclusions in a particular year may be based in part on their deliberations and conclusions regarding these same arrangements throughout the year and in prior years. One Trustee may have weighed a particular piece of information differently than another Trustee.
  The discussion below serves as the Senior Officer’s independent written evaluation with respect to the Fund’s investment advisory agreement as well as a discussion of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. Unless otherwise stated, this information is current as of June 15, 2011, and may not reflect consideration of factors that became known to the Board after that date, including, for example, changes to the Fund’s performance, advisory fees, expense limitations and/or fee waivers.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A.	Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers
The Board reviewed the advisory services provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, the performance of Invesco Advisers in providing these services, and the credentials and experience of the officers and employees of Invesco Advisers who provide these services, including the Fund’s portfolio manager or managers, with whom the Board met during the year. The Board’s review of the qualifications of Invesco Advisers to provide advisory services included the Board’s consideration of Invesco Advisers’ performance and investment process oversight, independent credit analysis and investment risk management.
  In determining whether to continue the Fund’s investment advisory agreement, the Board considered the prior relationship between Invesco Advisers and the Fund, as well as the Board’s knowledge of Invesco Advisers’ operations, and concluded that it is beneficial to maintain the current relationship, in part, because of such knowledge. The Board also considered services that Invesco Advisers and its affiliates provide to the Invesco Funds such as various back office support functions, equity and fixed income trading operations, internal audit, distribution and legal and compliance. The Board concluded that the nature, extent and quality of the services provided to the Fund by Invesco Advisers are appropriate and satisfactory and the advisory services are provided in accordance with the terms of the Fund’s investment advisory agreement.
  The Board reviewed the services provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund invests and make recommendations on securities of companies located in such countries. The Board concluded that the sub-advisory contracts benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers in managing the Fund. The Board concluded that the nature, extent and quality of the services provided by the Affiliated Sub-Advisers are appropriate and satisfactory and in accordance with the terms of the Fund’s sub-advisory contracts.

B.	Fund Performance
The Board considered Fund performance as a relevant factor in considering whether to approve the investment advisory agreement. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

24        Invesco Summit Fund

  The Board compared the Fund’s performance during the past one, three and five calendar years to the performance of funds in the Lipper performance universe and against the Lipper Large-Cap Growth Funds Index and the Lipper Multi-Cap Growth Funds Index. The Board noted that performance of Class A shares of the Fund was in the fourth quintile of the performance universe for the one, three and five year periods (the first quintile being the best performing funds and the fifth quintile being the worst performing funds). The Board noted that performance of Class A shares of the Fund was below the performance of each Index for the one, three and five year periods. The Board noted that Invesco Advisers changed the Fund’s lead portfolio manager in March 2011, and that the investment team has a conservative, quality bias consistent with its quality oriented investment process that underperformed during the low-quality rally in 2009. Although the independent written evaluation of the Fund’s Senior Officer only considered Fund performance through the most recent calendar year, the Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C.	Advisory and Sub-Advisory Fees and Fee Waivers
The Board compared the Fund’s contractual advisory fee rate to the contractual advisory fee rates of funds in the Fund’s Lipper expense group at a common asset level. The Board noted that the contractual advisory fee rate for Class A shares of the Fund was below the median contractual advisory fee rate of funds in the expense group. The Board also reviewed the methodology used by Lipper in providing expense group information, which includes using audited financial data from the most recent annual report of each fund in the expense group that was publicly available as of the end of the past calendar year and including only one fund per investment adviser. The Board noted that comparative data is as of varying dates, which may affect the comparability of data during times of market volatility.
  The Board also compared the Fund’s effective fee rate (the advisory fee after any advisory fee waivers and before any expense limitations/waivers) to the advisory fee rates of other mutual funds advised by Invesco Advisers and its affiliates with investment strategies comparable to those of the Fund. The Board noted that the Fund’s effective fee rate was above the effective fee rates of the other mutual funds. The Board also noted that Invesco Advisers sub-advises one mutual fund with investment strategies comparable to those of the Fund and that the sub-advisory fee rate is below the Fund’s effective fee rate.
  Other than the mutual funds described above, the Board noted that Invesco Advisers and the Affiliated Sub-Advisers do not advise other client accounts with investment strategies comparable to those of the Fund.
  The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund through at least February 28, 2012 in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund. The Board noted that at the current expense ratio for the Fund, this expense waiver does not have any impact.
  The Board also considered the services provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the allocation of fees between Invesco Advisers and the Affiliated Sub-Advisers pursuant to the sub-advisory contracts. The Board noted that Invesco Advisers provides services to sub-advised Invesco Funds, including oversight of the Affiliated Sub-Advisers as well as the additional services described above other than day-to-day portfolio management. The Board also noted that the sub-advisory fees have no direct effect on the Fund or its shareholders, as they are paid by Invesco Advisers to the Affiliated Sub-Advisers.
  Based upon the information and considerations described above, the Board concluded that the Fund’s advisory and sub-advisory fees are fair and reasonable.

D.	Economies of Scale and Breakpoints
The Board considered the extent to which there are economies of scale in the provision of advisory services to the Fund. The Board also considered whether the Fund benefits from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule. The Board also noted that the Fund shares directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds and other clients advised by Invesco Advisers.

E.	Profitability and Financial Resources
The Board reviewed information from Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Fund and the profitability of Invesco Advisers and its affiliates in providing these services. The Board reviewed with Invesco Advisers the methodology used to prepare the profitability information. The Board considered the profitability of Invesco Advisers in connection with managing the Fund and the Invesco Funds. The Board noted that Invesco Advisers continues to operate at a net profit from services Invesco Advisers and its subsidiaries provide to the Fund and the Invesco Funds. The Board concluded that the level of profits realized by Invesco Advisers and its affiliates from providing services to the Fund is not excessive given the nature, quality and extent of the services provided to the Invesco Funds. The Board considered whether Invesco Advisers and each Affiliated Sub-Adviser are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts. The Board concluded that Invesco Advisers and each Affiliated Sub-Adviser have the financial resources necessary to fulfill these obligations.

F.	Collateral Benefits to Invesco Advisers and its Affiliates
The Board considered various other benefits received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees received for their provision of administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services and the organizational structure employed to provide these services. The Board also considered that these services are provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; that the services are required for the operation of the Fund; that Invesco Advisers and its affiliates can provide services, the nature and quality of which are at least equal to those provided by others offering the same or similar services; and that the fees for such services are fair and reasonable in light of the usual and customary charges by others for services of the same nature and quality.
  The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements shift the payment obligation for research and execution services from Invesco Advisers and the Affiliated Sub-Advisers to the Invesco Funds and therefore may reduce Invesco Advisers’ and the Affiliated Sub-Advisers’ expenses. The Board concluded that the soft dollar arrangements are appropriate. The Board also concluded that, based on their review and representations made by the Chief Compliance Officer of the Invesco Funds, these arrangements are consistent with regulatory requirements.
  The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board noted that Invesco Advisers receives advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers receives from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the Fund’s investment of uninvested cash and cash collateral from any securities lending arrangements in the affiliated money market funds is in the best interests of the Fund and its shareholders.

25        Invesco Summit Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.
  The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.
  The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended October 31, 2011:

Federal and State Income Tax

Qualified Dividend Income*	1.19%
Corporate Dividends Received Deduction*	1.19%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

26        Invesco Summit Fund

Trustees and Officers

The address of each trustee and officer is AIM Equity Funds (Invesco Equity Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Interested Persons

Martin L. Flanagan[1] — 1960 Trustee	2007	Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Trustee, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business	141	None

		Formerly: Chairman, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, IVZ Inc. (holding company), INVESCO Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

Philip A. Taylor[2] — 1954 Trustee, President and Principal Executive Officer	2006	Head of North American Retail and Senior Managing Director, Invesco Ltd.; Director, Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly Invesco Aim Management Group, Inc.) (financial services holding company); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) (registered transfer agent) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company) and Invesco Canada Holdings Inc. (holding company); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company) and Invesco Canada Fund Inc. (corporate mutual fund company); Director, Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Trustee, President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); Trustee and Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only); Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chief Executive Officer and President, Van Kampen Exchange Corp.	141	None

		Formerly: Director and Chairman, Van Kampen Investor Services Inc.:

		Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding company); and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships); and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) (registered broker dealer); Manager, Invesco PowerShares Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco Aim Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Trustee and Executive Vice President, Tax-Free Investments Trust; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

Wayne W. Whalen[3] — 1939 Trustee	2010	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	159	Director of the Abraham Lincoln Presidential Library Foundation

Independent Trustees

Bruce L. Crockett — 1944 Trustee and Chair	1993	Chairman, Crockett Technology Associates (technology consulting company)	141	ACE Limited (insurance company); and Investment Company Institute
		Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer COMSAT Corporation; and Chairman, Board of Governors of INTELSAT (international communications company)

David C. Arch — 1945 Trustee	2010	Chairman and Chief Executive Officer of Blistex Inc., a consumer health care products manufacturer.	159	Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago. Board member of the Illinois Manufacturers’ Association. Member of the Board of Visitors, Institute for the Humanities, University of Michigan

[1]	Mr. Flanagan is considered an interested person of the Trust because he is an officer of the adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the adviser to the Trust.
[2]	Mr. Taylor is considered an interested person of the Trust because he is an officer and a director of the adviser to, and a director of the principal underwriter of, the Trust.
[3]	Mr. Whalen has been deemed to be an interested person of the Trust because of his prior service as counsel to the predecessor funds of certain Invesco open-end funds and his affiliation with the law firm that served as counsel to such predecessor funds and continues to serve as counsel to the Invesco Van Kampen closed-end funds.

T-1        Invesco Summit Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Equity Funds (Invesco Equity Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees—(continued)

Bob R. Baker — 1936 Trustee	2003	Retired	141	None
		Formerly: President and Chief Executive Officer, AMC Cancer Research Center; and Chairman and Chief Executive Officer, First Columbia Financial Corporation

Frank S. Bayley — 1939 Trustee	2001	Retired Formerly: Director, Badgley Funds, Inc. (registered investment company) (2 portfolios) and Partner, law firm of Baker & McKenzie	141	Director and Chairman, C.D. Stimson Company (a real estate investment company)

James T. Bunch — 1942 Trustee	2003	Founder, Green, Manning & Bunch Ltd. (investment banking firm) Formerly: Executive Committee, United States Golf Association; and Director, Policy Studies, Inc. and Van Gilder Insurance Corporation	141	Vice Chairman, Board of Governors, Western Golf Association/Evans Scholars Foundation and Director, Denver Film Society

Rodney F. Dammeyer — 1940 Trustee	2010	President of CAC, LLC, a private company offering capital investment and management advisory services. Formerly: Prior to January 2004, Director of TeleTech Holdings Inc.; Prior to 2002, Director of Arris Group, Inc.; Prior to 2001, Managing Partner at Equity Group Corporate Investments. Prior to 1995, Vice Chairman of Anixter International. Prior to 1985, experience includes Senior Vice President and Chief Financial Officer of Household International, Inc, Executive Vice President and Chief Financial Officer of Northwest Industries, Inc. and Partner of Arthur Andersen & Co.	159	Director of Quidel Corporation and Stericycle, Inc. Prior to May 2008, Trustee of The Scripps Research Institute. Prior to February 2008, Director of Ventana Medical Systems, Inc. Prior to April 2007, Director of GATX Corporation. Prior to April 2004, Director of TheraSense, Inc.

Albert R. Dowden — 1941 Trustee	2000	Director of a number of public and private business corporations, including the Boss Group, Ltd. (private investment and management); Reich & Tang Funds (5 portfolios) (registered investment company); and Homeowners of America Holding Corporation/ Homeowners of America Insurance Company (property casualty company)	141	Board of Nature’s Sunshine Products, Inc.

		Formerly: Director, Continental Energy Services, LLC (oil and gas pipeline service); Director, CompuDyne Corporation (provider of product and services to the public security market) and Director, Annuity and Life Re (Holdings), Ltd. (reinsurance company); Director, President and Chief Executive Officer, Volvo Group North America, Inc.; Senior Vice President, AB Volvo; Director of various public and private corporations; Chairman, DHJ Media, Inc.; Director Magellan Insurance Company; and Director, The Hertz Corporation, Genmar Corporation (boat manufacturer), National Media Corporation; Advisory Board of Rotary Power International (designer, manufacturer, and seller of rotary power engines); and Chairman, Cortland Trust, Inc. (registered investment company)

Jack M. Fields — 1952 Trustee	1997	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Owner and Chief Executive Officer, Dos Angelos Ranch, L.P. (cattle, hunting, corporate entertainment), Discovery Global Education Fund (non-profit) and Cross Timbers Quail Research Ranch (non-profit)	141	Administaff

		Formerly: Chief Executive Officer, Texana Timber LP (sustainable forestry company) and member of the U.S. House of Representatives

Carl Frischling — 1937 Trustee	1988	Partner, law firm of Kramer Levin Naftalis and Frankel LLP	141	Director, Reich & Tang Funds (6 portfolios)

Prema Mathai-Davis — 1950 Trustee	1998	Retired	141	None
		Formerly: Chief Executive Officer, YWCA of the U.S.A.

Larry Soll — 1942 Trustee	2003	Retired	141	None
		Formerly, Chairman, Chief Executive Officer and President, Synergen Corp. (a biotechnology company)

T-2        Invesco Summit Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Equity Funds (Invesco Equity Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Independent Trustees—(continued)

Hugo F. Sonnenschein — 1940 Trustee	2010	President Emeritus and Honorary Trustee of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago. Prior to July 2000, President of the University of Chicago.	159	Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences

Raymond Stickel, Jr. — 1944 Trustee	2005	Retired	141	Director of Long Cove Club Owners’ Association (home owner’s association)
		Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios) and Partner, Deloitte & Touche

Other Officers

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer of Invesco Funds	N/A	N/A

John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2006	Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Van Kampen Funds Inc. and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust	N/A	N/A

		Formerly: Director and Secretary, Van Kampen Advisors Inc.; Director Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Advisers, Inc.; and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

Lisa O. Brinkley — 1959 Vice President	2004
Global Compliance Director, Invesco Ltd.; Chief Compliance Officer, Invesco Investment Services, Inc.(formerly known as Invesco Aim Investment Services, Inc.); and Vice President, The Invesco Funds

Formerly: Chief Compliance Officer, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Van Kampen Investor Services Inc.; Senior Vice President, Invesco Management Group, Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and The Invesco Funds; Vice President and Chief Compliance Officer, Invesco Aim Capital Management, Inc. and Invesco Distributors, Inc.; Vice President, Invesco Investment Services, Inc. and Fund Management Company
			N/A	N/A

Sheri Morris — 1964 Vice President, Treasurer and Principal Financial Officer	1999	Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; and Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser).	N/A	N/A

		Formerly: Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust; Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Karen Dunn Kelley — 1960 Vice President	2004	Head of Invesco’s World Wide Fixed Income and Cash Management Group; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); and Director, Invesco Mortgage Capital Inc.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only).	N/A	N/A

		Formerly: Senior Vice President, Van Kampen Investments Inc.; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

T-3        Invesco Summit Fund

Trustees and Officers—(continued)

The address of each trustee and officer is AIM Equity Funds (Invesco Equity Funds) (the “Trust”), 11 Greenway Plaza, Suite 2500, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

			Number of
			Funds in
			Fund Complex
Name, Year of Birth and	Trustee and/	Principal Occupation(s)	Overseen by	Other Directorship(s)
Position(s) Held with the Trust	or Officer Since	During Past 5 Years	Trustee	Held by Trustee

Other Officers—(continued)

Lance A. Rejsek — 1967 Anti-Money Laundering Compliance Officer	2005	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management) and Van Kampen Funds Inc.	N/A	N/A

		Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Investor Services Inc., Fund Management Company, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Todd L. Spillane — 1958 Chief Compliance Officer	2006	Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser) (formerly known as Invesco Institutional (N.A.), Inc.); Chief Compliance Officer, The Invesco Funds, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, PowerShares Actively Managed Exchange-Traded Fund Trust, INVESCO Private Capital Investments, Inc. (holding company) and Invesco Private Capital, Inc. (registered investment adviser); Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.) and Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.).	N/A	N/A

		Formerly: Chief Compliance Officer, Invesco Van Kampen Closed-End Funds; Senior Vice President, Van Kampen Investments Inc.; Senior Vice President and Chief Compliance Officer, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; Chief Compliance Officer, Invesco Global Asset Management (N.A.), Inc., Invesco Senior Secured Management, Inc. (registered investment adviser) and Van Kampen Investor Services Inc.; Vice President, Invesco Aim Capital Management, Inc. and Fund Management Company

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s prospectus for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103	Counsel to the Independent Trustees Kramer, Levin, Naftalis & Frankel LLP 1177 Avenue of the Americas New York, NY 10036-2714	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 2500 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Boston, MA 02110-2801

T-4        Invesco Summit Fund

Invesco mailing information
Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco privacy policy
You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
     Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.
     Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Important notice regarding delivery of security holder documents
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information
The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are 811-01424 and 002-25469.
     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.
     Information regarding how the Fund voted proxies related to its portfolio securities during the 12 months ended June 30, 2011, is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.
     Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the U.S. distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.
SUM-AR-1                     Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.
The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Raymond Stickel, Jr. Mr. Stickel is “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Fees Billed by Principal Accountant Related to the Registrant
     PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

		Percentage of Fees		Percentage of Fees
		Billed Applicable to		Billed Applicable to
		Non-Audit Services		Non-Audit Services
	Fees Billed for	Provided for fiscal	Fees Billed for	Provided for fiscal
	Services Rendered to	year end 10/31/2011	Services Rendered to	year end 10/31/2010
	the Registrant for	Pursuant to Waiver of	the Registrant for	Pursuant to Waiver of
	fiscal year end	Pre-Approval	fiscal year end	Pre-Approval
	10/31/2011	Requirement(1)	10/31/2010	Requirement(1)
Audit Fees	$193,600	N/A	$240,900	N/A
Audit-Related Fees(2)	$12,750	0%	$0	0%
Tax Fees(3)	$56,300	0%	$44,200	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$262,650	0%	$285,100	0%
PWC billed the Registrant aggregate non-audit fees of $69,050 for the fiscal year ended October 31, 2011, and $44,200 for the fiscal year ended October 31, 2010, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Audit-Related fees for the fiscal year end October 31, 2011 includes fees billed for agreed upon procedures related to fund mergers.

(3)	Tax fees for the fiscal year end October 31, 2011 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end October 31, 2010 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates
     PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non-		Fees Billed for Non-
	Audit Services		Audit Services
	Rendered to Invesco	Percentage of Fees	Rendered to Invesco	Percentage of Fees
	and Invesco Affiliates	Billed Applicable to	and Invesco Affiliates	Billed Applicable to
	for fiscal year end	Non-Audit Services	for fiscal year end	Non-Audit Services
	10/31/2011 That Were	Provided for fiscal year	10/31/2010 That Were	Provided for fiscal year
	Required	end 10/31/2011	Required	end 10/31/2010
	to be Pre-Approved	Pursuant to Waiver of	to be Pre-Approved	Pursuant to Waiver of
	by the Registrant’s	Pre-Approval	by the Registrant’s	Pre-Approval
	Audit Committee	Requirement(1)	Audit Committee	Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.

(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended October 31, 2011, and $0 for the fiscal year ended October 31, 2010, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
POLICIES AND PROCEDURES
As adopted by the Audit Committees of
the Invesco Funds (the “Funds”)
Last Amended May 4, 2010
Statement of Principles
Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.
Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.
The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.
The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.
Delegation
The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.
Audit Services
The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.
In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.
Non-Audit Services
The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.
Audit-Related Services
“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.
Tax Services
“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.
No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.
Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:
1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:
a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;
2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.
All Other Auditor Services
The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts
Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.
Procedures
Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.
Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.
Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.
Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.
Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.
On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.
The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures
Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)
•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services
Categorically Prohibited Non-Audit Services
•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.
Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.
Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
None

ITEM 11.	CONTROLS AND PROCEDURES.
(a)	As of December 15, 2011, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of December 15, 2011, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.
12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	AIM Equity Funds (Invesco Equity Funds)

By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer

Date:	January 9, 2012
Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ PHILIP A. TAYLOR
Philip A. Taylor
Principal Executive Officer

Date:	January 9, 2012

By:	/s/ Sheri Morris
Sheri Morris
Principal Financial Officer

Date:	January 9, 2012

EXHIBIT INDEX

12(a)(1)	Code of Ethics.

12(a)(2)	Certifications of principal executive officer and principal Financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a)(3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.